            As filed with the Securities and Exchange
                 Commission on October 31, 1997

                                                 File No. 2-10768

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Pre-Effective Amendment No.

                Post-Effective Amendment No. 120                X

                             and/or
 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 124                       X

                     The Alliance Fund, Inc.
       (Exact Name of Registrant as Specified in Charter)

     1345 Avenue of the Americas, New York, New York  10105
       (Address of Principal Executive Office) (Zip Code)

            Registrant's Telephone Number, including
                    Area Code: (800) 221-5672

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York  10105
             (Name and address of agent for service)

                  Copies of communications to:
                       Thomas G. MacDonald
                         Seward & Kissel
                     One Battery Park Plaza
                    New York, New York 10004

    It is proposed that this filing will become effective (check appropriate box)

      X immediately upon filing pursuant to paragraph (b) _____on (date) pursuant to paragraph (b)
    _____60 days after filing pursuant to paragraph (a)(1)
    _____on (date) pursuant to paragraph (a)(1)
    _____75 days after filing pursuant to paragraph (a)(2)
    _____on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
    _____this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))



Form N-1A Item
PART A
(Caption)                                Location in Prospectus


Item  1. Cover Page....................  Cover Page

Item  2. Synopsis......................  Expense Information

Item  3. Condensed Financial
         Information...................  Financial Highlights

Item  4. General Description of
         Registrant....................  Description of the Fund;
                                         General Information

Item  5. Management of the Fund........  Management of the Fund;
                                         General Information

Item  6. Capital Stock and Other
         Securities....................  General Information;
                                         Dividends, Distributions
                                         and Taxes

Item  7. Purchase of Securities Being
         Offered.......................  Purchase and Sale of
                                         Shares; Shareholder
                                         Services; General
                                         Information

Item  8. Redemption or Repurchase......  Purchase and Sale of
                                         Shares; General
                                         Information

Item  9. Pending Legal Proceedings.....  Not Applicable

PART B
Caption                                  Location in Statement of
                                         Additional Information

Item 10. Cover Page....................  Cover Page

Item 11. Table of Contents.............  Cover Page

Item 12. General Information and
           History.....................  Management of the Fund;
                                         General Information

Item 13. Investment Objectives and
           Policies....................  Investment Policies and
                                         Restrictions

Item 14. Management of the Fund........  Management of the Fund

Item 15. Control Persons and Principal
         Holders of Securities.........  General Information

Item 16. Investment Advisory and
         Other Services................  Management of the Fund

Item 17. Brokerage Allocation..........  Allocation of Portfolio
                                         Brokerage

Item 18. Capital Stock and Other
         Securities....................  General Information

Item 19. Purchase, Redemption and Pricing of Securities Being Offered... Purchase and Redemption
                                         of Shares; Net Asset
                                         Value

Item 20. Tax...........................  Taxes

Item 21. Underwriters..................  General Information

Item 22. Calculation of Performance
           Data........................  General Information

Item 23. Financial Statements..........  Financial Statements;
                                         Report of Independent
                                         Accountants

                                  THE ALLIANCE
                                  ------------
                                   STOCK FUNDS
                                  ------------

                 P.O. Box 1520, Secaucus, New Jersey 07096-1520
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618



                           Prospectus and Application


                                November 1, 1997


Domestic Stock Funds                      Global Stock Funds

-The Alliance Fund                        -Alliance International Fund
-Alliance Growth Fund                     -Alliance Worldwide Privatization Fund
-Alliance Premier Growth Fund             -Alliance New Europe Fund
-Alliance Technology Fund                 -Alliance All-Asia Investment Fund
-Alliance Quasar Fund                     -Alliance Global Small Cap Fund

                               Total Return Funds


                              -Alliance Strategic Balanced Fund
                              -Alliance Balanced Shares
                              -Alliance Income Builder Fund
                              -Alliance Utility Income Fund
                              -Alliance Growth and Income Fund
                              -Alliance Real Estate Investment Fund


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Table of Contents                                                           Page

The Funds at a Glance .....................................................   2
Expense Information .......................................................   4
Financial Highlights ......................................................   7
Glossary ..................................................................  19
Description of the Funds ..................................................  20
Investment Objectives and Policies ........................................  20
   Additional Investment Practices ........................................  30
   Certain Fundamental Investment Policies ................................  37
   Risk Considerations ....................................................  40
Purchase and Sale of Shares ...............................................  44
Management of the Funds ...................................................  47
Dividends, Distributions and Taxes ........................................  51
General Information .......................................................  53

--------------------------------------------------------------------------------

                                     Adviser
                        Alliance Capital Management L.P.
                           1345 Avenue Of The Americas
                            New York, New York 10105


The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

Each Fund offers three classes of shares through this Prospectus. These shares may be purchased, at the investor's choice, at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within four years of purchase (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge, as long as the shares are held for one year or more (the "Class C shares"). See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                              [LOGO]
                                              Alliance(R)
                                              Investing without the Mystery.(SM)


(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Funds At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.


The Funds' Investment Adviser Is . . .
Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $199 billion in assets under management as of June 30, 1997. Alliance provides investment management services to employee benefit plans for 29 of the FORTUNE 100 companies.


Domestic Stock Funds

Alliance Fund
Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.


Growth Fund
Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.


Premier Growth Fund
Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.


Technology Fund
Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.

Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.


Quasar Fund
Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


Global Stock Funds

International Fund
Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.


Worldwide Privatization Fund
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.


New Europe Fund
Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.


All-Asia Investment Fund
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.


Global Small Cap Fund
Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.


Total Return Funds

Strategic Balanced Fund
Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares
Seeks . . . A high return through a combination of current income and capital appreciation.

Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund
Seeks . . . Both an attractive level of current income and long-term growth of income and capital.

Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund
Seeks . . . Current income and capital appreciation through investment in the utilities industry.

Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund
Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.


Real Estate Investment Fund
Seeks . . . Total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Distributions...
Balanced Shares, Income Builder Fund, Utility Income Fund, Growth and Income Fund and Real Estate Investment Fund make distributions quarterly to shareholders. These distributions may include ordinary income and capital gain (each of which is taxable) and a return of capital (which is generally non-taxable). See "Dividends, Distributions and Taxes."

A Word About Risk . . .
The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. An investment in the Real Estate Investment Fund is subject to certain risks associated with the direct ownership of real estate in general, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. These risks are fully discussed in this Prospectus.


Getting Started . . .
Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:

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                             AUTOMATIC REINVESTMENT
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                          AUTOMATIC INVESTMENT PROGRAM
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                                RETIREMENT PLANS
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                           SHAREHOLDER COMMUNICATIONS
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                            DIVIDEND DIRECTION PLANS
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                                  AUTO EXCHANGE
--------------------------------------------------------------------------------
                             SYSTEMATIC WITHDRAWALS
--------------------------------------------------------------------------------
                           A CHOICE OF PURCHASE PLANS
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                             TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------
                               24 HOUR INFORMATION
--------------------------------------------------------------------------------


                                              [LOGO]
                                              Alliance(R)
                                              Investing without the Mystery.(SM)

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                               EXPENSE INFORMATION
--------------------------------------------------------------------------------


Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in a Fund and annual expenses for each class of shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.

                                                                          Class A Shares       Class B Shares        Class C Shares
                                                                          --------------       --------------        --------------

Maximum sales charge imposed on purchases (as a percentage of
offering price) ......................................................       4.25%(a)               None                  None

Sales charge imposed on dividend reinvestments .......................         None                 None                  None

Deferred sales charge (as a
percentage of original purchase
price or redemption proceeds,
whichever is lower) ..................................................        None(a)               4.0%                  1.0%
                                                                                                 during the            during the
                                                                                                 first year,           first year,
                                                                                               decreasing 1.0%        0% thereafter
                                                                                               annually to 0%
                                                                                                 after the
                                                                                               fourth year (b)

Exchange fee .........................................................         None                 None                  None


--------------------------------------------------------------------------------
(a) Reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions within one year of purchase. See "Purchase and Sale of Shares--How to Buy Shares" -page 44.

(b) Class B shares of each Fund other than Premier Growth Fund automatically convert to Class A shares after eight years and the Class B shares of Premier Growth Fund convert to Class A shares after six years. See "Purchase and Sale of Shares--How to Buy Shares" -page 44.


====================================================================================================================================

                      Operating Expenses                                                       Examples
--------------------------------------------------------------   ------------------------------------------------------------------
Alliance Fund                      Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++

                                   -------   -------   -------                  -------   --------   ---------   --------  ---------

   Management fees                   .70%      .70%      .70%    After 1 year     $ 53     $ 59        $ 19        $ 29      $ 19
   12b-1 fees                        .19%     1.00%     1.00%    After 3 years    $ 74     $ 79        $ 59        $ 58      $ 58
   Other expenses (a)                .15%      .17%      .16%    After 5 years    $ 97     $101        $101        $101      $101
                                    ----      ----      ----     After 10 years   $164     $197(b)     $197(b)     $218      $218
   Total fund
      operating expenses            1.04%     1.87%     1.86%
                                    ====      ====      ====

Growth Fund                        Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++

                                   -------   -------   -------                  -------   --------   ---------   --------  ---------

   Management fees                   .75%      .75%      .75%    After 1 year     $ 55     $ 60        $ 20        $ 30      $ 20
   12b-1 fees                        .30%     1.00%     1.00%    After 3 years    $ 82     $ 82        $ 62        $ 63      $ 63
   Other expenses (a)                .25%      .24%      .25%    After 5 years    $111     $107        $107        $108      $108
                                    ----      ----      ----     After 10 years   $193     $214(b)     $214(b)     $233      $233
   Total fund
      operating expenses            1.30%     1.99%     2.00%
                                    ====      ====      ====

Premier Growth Fund                Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++

                                   -------   -------   -------                  -------   --------   ---------   --------  ---------

   Management fees                  1.00%     1.00%     1.00%    After 1 year     $ 59     $ 64        $ 24        $ 34      $ 24
   12b-1 fees                        .33%     1.00%     1.00%    After 3 years    $ 92     $ 92        $ 72        $ 72      $ 72
   Other expenses (a)                .32%      .32%      .32%    After 5 years    $128     $124        $124        $124      $124
                                    ----      ----      ----     After 10 years   $230     $249(b)     $249(b)     $266      $266
   Total fund
      operating expenses            1.65%     2.32%     2.32%
                                    ====      ====      ====

Technology Fund                    Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++

                                   -------   -------   -------                  -------   --------   ---------   --------  ---------

   Management fees (g)              1.11%     1.11%     1.11%    After 1 year     $ 59     $ 65        $ 25        $ 35      $ 25
   12b-1 fees                        .30%     1.00%     1.00%    After 3 years    $ 95     $ 96        $ 76        $ 76      $ 76
   Other expenses (a)                .33%      .33%      .33%    After 5 years    $133     $130        $130        $130      $130
                                    ----      ----      ----     After 10 years   $239     $260(b)     $260(b)     $278      $278
   Total fund
      operating expenses            1.74%     2.44%     2.44%
                                    ====      ====      ====



--------------------------------------------------------------------------------

Please refer to the footnotes on page 6.

====================================================================================================================================

                      Operating Expenses                                                       Examples
--------------------------------------------------------------    ------------------------------------------------------------------

Quasar Fund                        Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++

                                   -------   -------   -------                  -------   --------   ---------   --------  ---------

   Management fees (g)              1.15%     1.15%     1.15%    After 1 year     $ 60     $ 67        $ 27        $ 36      $ 26
   12b-1 fees                        .21%     1.00%     1.00%    After 3 years    $ 96     $101        $ 81        $ 81      $ 81
   Other expenses (a)                .43%      .47%      .46%    After 5 years    $135     $139        $139        $139      $139
                                    ----      ----      ----     After 10 years   $244     $275(b)     $275(b)     $294      $294
   Total fund
      operating expenses            1.79%     2.62%     2.61%
                                    ====      ====      ====


International Fund                 Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++

                                   -------   -------   -------                  -------   --------   ---------   --------  ---------
   Management fees
      (after waiver) (c)             .85%      .85%      .85%    After 1 year     $ 58     $ 65        $ 25        $ 35      $ 25
   12b-1 fees                        .17%     1.00%     1.00%    After 3 years    $ 90     $ 96        $ 76        $ 75      $ 75
   Other expenses (a)                .56%      .58%      .57%    After 5 years    $125     $130        $130        $129      $129
                                    ----      ----      ----     After 10 years   $222     $256(b)     $256(b)     $276      $276
   Total fund
      operating expenses (d)        1.58%     2.43%     2.42%
                                    ====      ====      ====

Worldwide Privatization Fund       Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++
                                   -------   -------   -------                  -------   --------   ---------   --------  ---------

   Management fees                  1.00%     1.00%     1.00%    After 1 year     $ 59     $ 65        $ 25        $ 35      $ 25
   12b-1 fees                        .30%     1.00%     1.00%    After 3 years    $ 94     $ 96        $ 76        $ 75      $ 75
   Other expenses (a)                .42%      .43%      .42%    After 5 years    $132     $130        $130        $129      $129
                                    ----      ----      ----     After 10 years   $237     $259(b)     $259(b)     $276      $276
   Total fund
      operating expenses            1.72%     2.43%     2.42%
                                    ====      ====      ====

New Europe Fund                    Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++

                                   -------   -------   -------                  -------   --------   ---------   --------  ---------
   Management fees                  1.06%     1.06%     1.06%    After 1 year     $ 62     $ 68        $ 28        $ 38      $ 28
   12b-1 fees                        .30%     1.00%     1.00%    After 3 years    $104     $105        $ 85        $ 85      $ 85
   Other expenses (a)                .69%      .69%      .68%    After 5 years    $148     $145        $145        $145      $145
                                    ----      ----      ----     After 10 years   $270     $291(b)     $291(b)     $307      $307
   Total fund
      operating expenses            2.05%     2.75%     2.74%
                                    ====      ====      ====

All-Asia Investment Fund           Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++
                                   -------   -------   -------                  -------   --------   ---------   --------  ---------
   Management fees                                               After 1 year     $ 73     $ 78        $ 38        $ 48      $ 38
      (after waiver) (c)             .65%      .65%      .65%    After 3 years    $135     $137        $117        $117      $117
   12b-1 fees                        .30%     1.00%     1.00%    After 5 years    $199     $197        $197        $197      $197
   Other expenses                                                After 10 years   $371     $390(b)     $390(b)     $405      $405
      Administration fees
      (after waiver) (f)             .00%      .00%      .00%
      Other operating expenses (a)  2.17%     2.17%     2.17%
                                    ----      ----      ----
   Total other expenses             2.17%     2.17%     2.17%
                                    ====      ====      ====
   Total fund
      operating expenses (d)        3.12%     3.82%     3.82%
                                    ====      ====      ====

Global Small Cap Fund              Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++
                                   -------   -------   -------                  -------   --------   ---------   --------  ---------
   Management fees                  1.00%     1.00%     1.00%    After 1 year     $ 66     $ 71        $ 31        $ 41      $ 31
   12b-1 fees                        .30%     1.00%     1.00%    After 3 years    $114     $116        $ 96        $ 96      $ 96
   Other expenses (a)               1.11%     1.11%     1.10%    After 5 years    $166     $163        $163        $163      $163
                                    ----      ----      ----     After 10 years   $305     $326(b)     $326(b)     $341      $341
   Total fund
      operating expenses            2.41%     3.11%     3.10%
                                    ====      ====      ====

Strategic Balanced Fund            Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++
                                   -------   -------   -------                  -------   --------   ---------   --------  ---------
   Management fees
      (after waiver) (c)             .09%      .09%      .09%    After 1 year     $ 56     $ 62        $ 22        $ 32      $ 22
   12b-1 fees                        .30%     1.00%     1.00%    After 3 years    $ 85     $ 86        $ 66        $ 66      $ 66
   Other expenses (a)               1.02%     1.03%     1.03%    After 5 years    $116     $114        $114        $114      $114
                                    ----      ----      ----     After 10 years   $204     $227(b)     $227(b)     $245      $245
   Total fund
      operating expenses (d)        1.41%     2.12%     2.12%
                                    ====      ====      ====



--------------------------------------------------------------------------------
Please refer to the footnotes on page 6.

                      Operating Expenses                                                       Examples
--------------------------------------------------------------    ------------------------------------------------------------------

Balanced Shares                    Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++

                                   -------   -------   -------                  -------   --------   ---------   --------  ---------
   Management fees                   .63%      .63%      .63%    After 1 year     $ 57     $ 63        $ 23        $ 33      $ 23
   12b-1 fees                        .24%     1.00%     1.00%    After 3 years    $ 87     $ 90        $ 70        $ 70      $ 70
   Other expenses (a)                .60%      .62%      .60%    After 5 years    $119     $120        $120        $119      $119
                                    ----      ----      ----     After 10 years   $211     $239(b)     $239(b)     $256      $256
   Total fund
      operating expenses            1.47%     2.25%     2.23%
                                    ====      ====      ====
Income Builder Fund                Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++
                                   -------   -------   -------                  -------   --------   ---------   --------  ---------
   Management fees                   .75%      .75%      .75%    After 1 year     $ 64     $ 70        $ 30        $ 40      $ 30
   12b-1 fees                        .30%     1.00%     1.00%    After 3 years    $108     $110        $ 90        $ 91      $ 91
   Other expenses (a)               1.15%     1.17%     1.18%    After 5 years    $155     $154        $154        $154      $154
                                    ----      ----      ----     After 10 years   $285     $307(b)     $307(b)     $325      $325
   Total fund
      operating expenses            2.20%     2.92%     2.93%
                                    ====      ====      ====

Utility Income Fund                Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++
                                   -------   -------   -------                  -------   --------   ---------   --------  ---------
   Management fees                  0.00%     0.00%     0.00%    After 1 year     $ 57     $ 62        $ 22        $ 32      $ 22
      (after waiver) (c)                                         After 3 years    $ 88     $ 89        $ 69        $ 69      $ 69
   12b-1 fees                        .30%     1.00%     1.00%    After 5 years    $121     $118        $118        $118      $118
   Other expenses (a)               1.20%     1.20%     1.20%    After 10 years   $214     $236(b)     $236(b)     $253      $253
                                    ----      ----      ----
   Total fund
      operating expenses (e)        1.50%     2.20%     2.20%
                                    ====      ====      ====

Growth and Income Fund             Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++
                                   -------   -------   -------                  -------   --------   ---------   --------  ---------
   Management fees                   .51%      .51%      .51%    After 1 year     $ 52     $ 58        $ 18        $ 28      $ 18
   12b-1 fees                        .21%     1.00%     1.00%    After 3 years    $ 72     $ 76        $ 56        $ 55      $ 55
   Other expenses (a)                .25%      .27%      .25%    After 5 years    $ 94     $ 96        $ 96        $ 95      $ 95
                                    ----      ----      ----     After 10 years   $156     $188(b)     $188(b)     $207      $207
   Total fund
      operating expenses             .97%     1.78%     1.76%
                                    ====      ====      ====


Real Estate Investment Fund        Class A   Class B   Class C                  Class A   Class B+   Class B++   Class C+  Class C++
                                   -------   -------   -------                  -------   --------   ---------   --------  ---------
   Management fees                   .90%      .90%      .90%    After 1 year     $ 60     $ 65        $ 25        $ 35      $ 25
   12b-1 fees                        .30%     1.00%     1.00%    After 3 years    $ 96     $ 96        $ 76        $ 76      $ 76
   Other expenses (a)                .57%      .54%      .53%    After 5 years    $134     $130        $130        $130      $130
                                    ----      ----      ----     After 10 years   $242     $261(b)     $261(b)     $277      $277
   Total fund
      operating expenses            1.77%     2.44%     2.43%
                                    ====      ====      ====

--------------------------------------------------------------------------------
+    Assumes redemption at end of period.
++   Assumes no redemption at end of period.

(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance. The expenses shown do not reflect the application of credits that reduce Fund expenses.

(b) Assumes Class B shares converted to Class A shares after eight years, or six years with respect to Premier Growth Fund.

(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be .75% for Strategic Balanced Fund and Utility Income Fund, 1.00% for All-Asia Investment Fund and 1.01% for International Fund. International Fund's fee, absent the voluntary fee waiver, is calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00%.
(d) Net of voluntary fee waiver and/or expense reimbursement. In the absence of such waiver and/or reimbursement, total fund operating expenses for Strategic Balanced Fund would have been 2.08%, 2.76% and 2.76%, respectively, for Class A, Class B and Class C shares, total fund operating expenses for All-Asia Investment Fund would have been 3.61%, 4.33% and 4.30%, respectively, for Class A, Class B and Class C shares annualized and total fund operating expenses for International Fund would have been 1.74%, 2.59% and 2.58%, respectively, for Class A, Class B and Class C annualized.
(e) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 3.38%, 4.08%, 4.07%, respectively, for Class A, Class B and Class C shares.
(f) Net of voluntary fee waiver. Absent such fee waiver, administration fees would have been .15% for the Fund's Class A, Class B and Class C shares. Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund and Technology Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. See "Management of the Funds--Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. "Management fees" for International Fund and All-Asia Investment Fund and "Adminstration fee" for All-Asia Investment Fund have been restated to reflect current voluntary fee waivers. The examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. Except as otherwise indicated, the information in the tables for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent auditors for each Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund, Real Estate Investment Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.


Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.


                                                                         Net              Net
                                         Asset                       Realized and      Increase
                                         Value                        Unrealized     (Decrease) In   Dividends From   Distributions
                                     Beginning Of  Net Investment   Gain (Loss) On  Net Asset Value  Net Investment     From Net
   Fiscal Year or Period                Period      Income (Loss)    Investments    From Operations      Income      Realized Gains
   ----------------------            ------------  --------------   --------------  ---------------  --------------  --------------
Alliance Fund
   Class A
   12/1/96 to 5/31/97+++ ...........    $ 7.71       $ (.01)(b)        $  .67          $  .66           $ (.02)         $(1.06)
   Year ended 11/30/96 .............      7.72          .02              1.06            1.08             (.02)          (1.07)
   Year ended 11/30/95 .............      6.63          .02              2.08            2.10             (.01)          (1.00)
   1/1/94 to 11/30/94** ............      6.85          .01              (.23)           (.22)            0.00            0.00
   Year ended 12/31/93 .............      6.68          .02               .93             .95             (.02)           (.76)
   Year ended 12/31/92 .............      6.29          .05               .87             .92             (.05)           (.48)
   Year ended 12/31/91 .............      5.22          .07              1.70            1.77             (.07)           (.63)
   Year ended 12/31/90 .............      6.87          .09              (.32)           (.23)            (.18)          (1.24)
   Year ended 12/31/89 .............      5.60          .12              1.19            1.31             (.04)           0.00
   Year ended 12/31/88 .............      5.15          .08               .80             .88             (.08)           (.35)
   Year ended 12/31/87 .............      6.87          .08               .27             .35             (.13)          (1.94)
   Year ended 12/31/86 .............     11.15          .11               .87             .98             (.10)          (5.16)
   Class B
   12/1/96 to 5/31/97+++ ...........    $ 7.40       $ (.03)(b)        $  .63          $  .60           $ 0.00          $(1.06)
   Year ended 11/30/96 .............      7.49         (.01)              .99             .98             0.00           (1.07)
   Year ended 11/30/95 .............      6.50         (.03)             2.02            1.99             0.00           (1.00)
   1/1/94 to 11/30/94** ............      6.76         (.03)             (.23)           (.26)            0.00            0.00
   Year ended 12/31/93 .............      6.64         (.03)              .91             .88             0.00            (.76)
   Year ended 12/31/92 .............      6.27         (.01)(b)           .87             .86             (.01)           (.48)
   3/4/91++ to 12/31/91 ............      6.14          .01 (b)           .79             .80             (.04)           (.63)
   Class C
   12/1/96 to 5/31/97+++ ...........    $ 7.41       $ (.03)(b)        $  .62          $  .59           $ 0.00          $(1.06)
   Year ended 11/30/96 .............      7.50         (.02)             1.00             .98             0.00           (1.07)
   Year ended 11/30/95 .............      6.50         (.03)             2.03            2.00             0.00           (1.00)
   1/1/94 to 11/30/94** ............      6.77         (.03)             (.24)           (.27)            0.00            0.00
   5/3/93++ to 12/31/93 ............      6.67         (.02)              .88             .86             0.00            (.76)
Growth Fund (i)
   Class A
   11/1/96 to 4/30/97+++ ...........    $34.91       $ (.01)(b)        $ 1.91          $ 1.90           $ 0.00          $(1.03)
   Year ended 10/31/96 .............     29.48          .05              6.20            6.25             (.19)           (.63)
   Year ended 10/31/95 .............     25.08          .12              4.80            4.92             (.11)           (.41)
   5/1/94 to 10/31/94** ............     23.89          .09              1.10            1.19             0.00            0.00
   Year ended 4/30/94 ..............     22.67         (.01)(c)          3.55            3.54             0.00           (2.32)
   Year ended 4/30/93 ..............     20.31          .05 (c)          3.68            3.73             (.14)          (1.23)
   Year ended 4/30/92 ..............     17.94          .29 (c)          3.95            4.24             (.26)          (1.61)
   9/4/90++ to 4/30/91 .............     13.61          .17 (c)          4.22            4.39             (.06)           0.00
   Class B
   11/1/96 to 4/30/97+++ ...........    $29.21       $ (.11)(b)        $ 1.60          $ 1.49           $ 0.00          $(1.03)
   Year ended 10/31/96 .............     24.78         (.12)             5.18            5.06             0.00            (.63)
   Year ended 10/31/95 .............     21.21         (.02)             4.01            3.99             (.01)           (.41)
   5/1/94 to 10/31/94** ............     20.27          .01               .93             .94             0.00            0.00
   Year ended 4/30/94 ..............     19.68         (.07)(c)          2.98            2.91             0.00           (2.32)
   Year ended 4/30/93 ..............     18.16         (.06)(c)          3.23            3.17             (.03)          (1.62)
   Year ended 4/30/92 ..............     16.88          .17 (c)          3.67            3.84             (.21)          (2.35)
   Year ended 4/30/91 ..............     14.38          .08 (c)          3.22            3.30             (.09)           (.71)
   Year ended 4/30/90 ..............     14.13          .01 (b)(c)       1.26            1.27             0.00           (1.02)
   Year ended 4/30/89 ..............     12.76         (.01)(c)          2.44            2.43             0.00           (1.06)
   10/23/87+ to 4/30/88 ............     10.00         (.02)(c)          2.78            2.76             0.00            0.00
   Class C
   11/1/96 to 4/30/97+++ ...........    $29.22       $ (.11)(b)        $ 1.60          $ 1.49           $ 0.00          $(1.03)
   Year ended 10/31/96 .............     24.79         (.12)             5.18            5.06             0.00            (.63)
   Year ended 10/31/95 .............     21.22         (.03)             4.02            3.99             (.01)           (.41)
   5/1/94 to 10/31/94** ............     20.28          .01               .93             .94             0.00            0.00
   8/2/93++ to 4/30/94 .............     21.47         (.02)(c)          1.15            1.13             0.00           (2.32)
   Premier Growth Fund
   Class A
   12/1/96 to 5/31/97+++ ...........    $17.98       $ (.03)(b)        $ 2.64          $ 2.61           $ 0.00          $(1.08)
   Year ended 11/30/96 .............     16.09         (.04)(b)          3.20            3.16             0.00           (1.27)
   Year ended 11/30/95 .............     11.41         (.03)             5.38            5.35             0.00            (.67)
   Year ended 11/30/94 .............     11.78         (.09)             (.28)           (.37)            0.00            0.00
   Year ended 11/30/93 .............     10.79         (.05)             1.05            1.00             (.01)           0.00
   9/28/92+ to 11/30/92 ............     10.00          .01               .78             .79             0.00            0.00
   Class B
   12/1/96 to 5/31/97+++ ...........    $17.52       $ (.09)(b)        $ 2.56          $ 2.47           $ 0.00          $(1.08)
   Year ended 11/30/96 .............     15.81         (.14)(b)          3.12            2.98             0.00           (1.27)
   Year ended 11/30/95 .............     11.29         (.11)             5.30            5.19             0.00            (.67)
   Year ended 11/30/94 .............     11.72         (.15)             (.28)           (.43)            0.00            0.00
   Year ended 11/30/93 .............     10.79         (.10)             1.03             .93             0.00            0.00
   9/28/92+ to 11/30/92 ............     10.00         0.00               .79             .79             0.00            0.00
   Class C
   12/1/96 to 5/31/97+++ ...........    $17.54       $ (.09)(b)        $ 2.57          $ 2.48           $ 0.00          $(1.08)
   Year ended 11/30/96 .............     15.82         (.14)(b)          3.13            2.99             0.00           (1.27)
   Year ended 11/30/95 .............     11.30         (.08)             5.27            5.19             0.00            (.67)
   Year ended 11/30/94 .............     11.72         (.09)             (.33)           (.42)            0.00            0.00
   5/3/93++ to 11/30/93 ............     10.48         (.05)             1.29            1.24             0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------





Please refer to the footnotes on page 18.


                                     Total           Net Assets                       Ratio Of Net
   Total         Net Asset         Investment         At End Of        Ratio Of        Investment
 Dividends         Value          Return Based         Period          Expenses       Income (Loss)                        Average
    And           End Of          on Net Asset         (000's         To Average       To Average         Portfolio      Commission
Distributions     Period            Value (a)         omitted)        Net Assets       Net Assets       Turnover Rate     Rate (k)
-------------   -----------       ------------      ------------      -----------     -------------     -------------   ------------
$  (1.08)       $  7.29              10.46%          $1,024,652          1.05%*           (.16)%*            107%         $0.0559
   (1.09)          7.71              16.49              999,067          1.04              .30                80           0.0646
   (1.01)          7.72              37.87              945,309          1.08              .31                81               --
    0.00           6.63              (3.21)             760,679          1.05*             .21*               63               --
    (.78)          6.85              14.26              831,814          1.01              .27                66               --
    (.53)          6.68              14.70              794,733           .81              .79                58               --
    (.70)          6.29              33.91              748,226           .83             1.03                74               --
   (1.42)          5.22              (4.36)             620,374           .81             1.56                71               --
    (.04)          6.87              23.42              837,429           .75             1.79                81               --
    (.43)          5.60              17.10              760,619           .82             1.38                65               --
   (2.07)          5.15               4.90              695,812           .76             1.03               100               --
   (5.26)          6.87              12.60              652,009           .61             1.39                46               --


$  (1.06)       $  6.94               9.98%          $   50,785          1.88%*           (.99)%*            107%         $0.0559
   (1.07)          7.40              15.47               44,450          1.87             (.53)               80           0.0646
   (1.00)          7.49              36.61               31,738          1.90             (.53)               81               --
    0.00           6.50              (3.85)              18,138          1.89*            (.60)*              63               --
    (.76)          6.76              13.28               12,402          1.90             (.64)               66               --
    (.49)          6.64              13.75                3,825          1.64             (.04)               58               --
    (.67)          6.27              13.10                  852          1.64*             .10*               74               --


$  (1.06)       $  6.94               9.83%          $   15,670          1.86%*           (.97)%*            107%         $0.0559
   (1.07)          7.41              15.48               13,899          1.86             (.51)               80           0.0646
   (1.00)          7.50              36.79               10,078          1.89             (.51)               81               --
    0.00           6.50              (3.99)               6,230          1.87*            (.59)*              63               --
    (.76)          6.77              13.95                4,006          1.94*            (.74)*              66               --



$  (1.03)       $ 35.78               5.46%          $  579,580          1.24%*           (.03)%*             19%         $0.0537
    (.82)         34.91              21.65              499,459          1.30              .15                46           0.0584
    (.52)         29.48              20.18              285,161          1.35              .56                61               --
    0.00          25.08               4.98              167,800          1.35*             .86*               24               --
   (2.32)         23.89              15.66              102,406          1.40 (f)          .32                87               --
   (1.37)         22.67              18.89               13,889          1.40 (f)          .20               124               --
   (1.87)         20.31              23.61                8,228          1.40 (f)         1.44               137               --
    (.06)         17.94              32.40                  713          1.40*(f)         1.99*              130               --


$  (1.03)       $ 29.67               5.12%          $2,829,994          1.94%*           (.74)%*             19%         $0.0537
    (.63)         29.21              20.82            2,498,097          1.99             (.54)               46           0.0584
    (.42)         24.78              19.33            1,052,020          2.05             (.15)               61               --
    0.00          21.21               4.64              751,521          2.05*             .16*               24               --
   (2.32)         20.27              14.79              394,227          2.10 (f)         (.36)               87               --
   (1.65)         19.68              18.16               56,704          2.15 (f)         (.53)              124               --
   (2.56)         18.16              22.75               37,845          2.15 (f)          .78               137               --
    (.80)         16.88              24.72               22,710          2.10 (f)          .56               130               --
   (1.02)         14.38               8.81               15,800          2.00 (f)          .07               165               --
   (1.06)         14.13              20.31                7,672          2.00 (f)         (.03)              139               --
    0.00          12.76              27.60                1,938          2.00*(f)         (.40)*              52               --


$  (1.03)       $ 29.68               5.11%          $  472,104          1.94%*           (.73)%*             19%         $0.0537
    (.63)         29.22              20.81              403,478          2.00             (.55)               46           0.0584
    (.42)         24.79              19.32              226,662          2.05             (.15)               61               --
    0.00          21.22               4.64              114,455          2.05*             .16*               24               --
   (2.32)         20.28               5.27               64,030          2.10*(f)         (.31)*              87               --



$  (1.08)       $ 19.51              15.70%          $  215,464          1.57%*           (.36)%*             47%         $0.0598
   (1.27)         17.98              21.52              172,870          1.65             (.27)               95           0.0651
    (.67)         16.09              49.95               72,366          1.75             (.28)              114               --
    0.00          11.41              (3.14)              35,146          1.96             (.67)               98               --
    (.01)         11.78               9.26               40,415          2.18             (.61)               68               --
    0.00          10.79               7.90                4,893          2.17*             .91*                0               --


$  (1.08)       $ 18.91              15.29%          $  550,297          2.26%*          (1.05)%*             47%         $0.0598
   (1.27)         17.52              20.70              404,137          2.32             (.94)               95           0.0651
    (.67)         15.81              49.01              238,088          2.43             (.95)              114               --
    0.00          11.29              (3.67)             139,988          2.47            (1.19)               98               --
    0.00          11.72               8.64              151,600          2.70            (1.14)               68               --
    0.00          10.79               7.90               19,941          2.68*(f)          .35*(f)             0               --


$  (1.08)       $ 18.94              15.33%          $   91,551          2.25%           (1.05)%*             47%         $0.0598
   (1.27)         17.54              20.76               60,194          2.32             (.94)               95           0.0651
    (.67)         15.82              48.96               20,679          2.42             (.97)              114               --
    0.00          11.30              (3.58)               7,332          2.47            (1.16)               98               --
    0.00          11.72              11.83                3,899          2.79*           (1.35)*              68               --
------------------------------------------------------------------------------------------------------------------------------------




                                                                         Net              Net
                                         Asset                       Realized and       Increase
                                         Value                        Unrealized     (Decrease) In   Dividends From   Distributions
                                     Beginning Of  Net Investment   Gain (Loss) On  Net Asset Value  Net Investment     From Net
   Fiscal Year or Period                Period      Income (Loss)    Investments    From Operations      Income      Realized Gains
   ----------------------            ------------  --------------   --------------  ---------------  --------------  --------------
Technology Fund
   Class A
   12/1/96 to 5/31/97+++ ...........    $51.15       $ (.20)(b)        $  .70          $  .50           $ 0.00          $ (.42)
   Year ended 11/30/96 .............     46.64         (.39)(b)          7.28            6.89             0.00           (2.38)
   Year ended 11/30/95 .............     31.98         (.30)            18.13           17.83             0.00           (3.17)
   1/1/94 to 11/30/94** ............     26.12         (.32)             6.18            5.86             0.00            0.00
   Year ended 12/31/93 .............     28.20         (.29)             6.39            6.10             0.00           (8.18)
   Year ended 12/31/92 .............     26.38         (.22)(b)          4.31            4.09             0.00           (2.27)
   Year ended 12/31/91 .............     19.44         (.02)            10.57           10.55             0.00           (3.61)
   Year ended 12/31/90 .............     21.57         (.03)             (.56)           (.59)            0.00           (1.54)
   Year ended 12/31/89 .............     20.35         0.00              1.22            1.22             0.00            0.00
   Year ended 12/31/88 .............     20.22         (.03)(c)           .16             .13             0.00            0.00
   Year ended 12/31/87 .............     23.11         (.10)(c)          4.54            4.44             0.00           (7.33)
   Year ended 12/31/86 .............     20.64         (.14)(c)          2.62            2.48             (.01)           0.00
   Class B
   12/1/96 to 5/31/97+++ ...........    $49.76       $ (.35)(b)        $  .66          $  .31           $ 0.00          $ (.42)
   Year ended 11/30/96 .............     45.76         (.70)(b)          7.08            6.38             0.00           (2.38)
   Year ended 11/30/95 .............     31.61         (.60)(b)         17.92           17.32             0.00           (3.17)
   1/1/94 to 11/30/94** ............     25.98         (.23)             5.86            5.63             0.00            0.00
   5/3/93++ to 12/31/93 ............     27.44         (.12)             6.84            6.72             0.00           (8.18)
   Class C
   12/1/96 to 5/31/97+++ ...........    $49.76       $ (.35)(b)        $  .66          $  .31           $ 0.00          $ (.42)
   Year ended 11/30/96 .............     45.77         (.70)(b)          7.07            6.37             0.00           (2.38)
   Year ended 11/30/95 .............     31.61         (.58)(b)         17.91           17.33             0.00           (3.17)
   1/1/94 to 11/30/94** ............     25.98         (.24)             5.87            5.63             0.00            0.00
   5/3/93++ to 12/31/93 ............     27.44         (.13)             6.85            6.72             0.00           (8.18)
Quasar Fund
   Class A
   10/1/96 to 3/31/97+++ ...........    $27.92       $ (.11)(b)        $  .27          $  .16           $ 0.00          $(4.11)
   Year ended 9/30/96 ..............     24.16         (.25)             8.82            8.57             0.00           (4.81)
   Year ended 9/30/95 ..............     22.65         (.22)(b)          5.59            5.37             0.00           (3.86)
   Year ended 9/30/94 ..............     24.43         (.60)             (.36)           (.96)            0.00            (.82)
   Year ended 9/30/93 ..............     19.34         (.41)             6.38            5.97             0.00            (.88)
   Year ended 9/30/92 ..............     21.27         (.24)            (1.53)          (1.77)            0.00            (.16)
   Year ended 9/30/91 ..............     15.67         (.05)             5.71            5.66             (.06)           0.00
   Year ended 9/30/90 ..............     24.84          .03 (b)         (7.18)          (7.15)            0.00           (2.02)
   Year ended 9/30/89 ..............     17.60          .02(b)           7.40            7.42             0.00            (.18)
   Year ended 9/30/88 ..............     24.47         (.08)(c)         (2.08)          (2.16)            0.00           (4.71)
   Year ended 9/30/87(d) ...........     21.80         (.14)(c)          5.88            5.74             0.00           (3.07)
   Class B
   10/1/96 to 3/31/97+++ ...........    $26.13       $ (.19)(b)        $  .24          $  .05           $ 0.00          $(4.11)
   Year ended 9/30/96 ..............     23.03         (.20)             8.11            7.91             0.00           (4.81)
   Year ended 9/30/95 ..............     21.92         (.37)(b)          5.34            4.97             0.00           (3.86)
   Year ended 9/30/94 ..............     23.88         (.53)             (.61)          (1.14)            0.00            (.82)
   Year ended 9/30/93 ..............     19.07         (.18)             5.87            5.69             0.00            (.88)
   Year ended 9/30/92 ..............     21.14         (.39)            (1.52)          (1.91)            0.00            (.16)
   Year ended 9/30/91 ..............     15.66         (.13)             5.67            5.54             (.06)           0.00
   9/17/90++ to 9/30/90 ............     17.17         (.01)            (1.50)          (1.51)            0.00            0.00
   Class C
   10/1/96 to 3/31/97+++ ...........    $26.14       $ (.19)(b)        $  .23          $  .04           $ 0.00          $(4.11)
   Year ended 9/30/96 ..............     23.05         (.20)             8.10            7.90             0.00           (4.81)
   Year ended 9/30/95 ..............     21.92         (.37)(b)          5.36            4.99             0.00           (3.86)
   Year ended 9/30/94 ..............     23.88         (.36)             (.78)          (1.14)            0.00            (.82)
   5/3/93++ to 9/30/93 .............     20.33         (.10)             3.65            3.55             0.00            0.00
International Fund
   Class A
   Year ended 6/30/97 ..............    $18.32        $ .06 (b)        $ 1.51          $ 1.57           $ (.12)         $(1.08)
   Year ended 6/30/96 ..............     16.81          .05 (b)          2.51            2.56             0.00           (1.05)
   Year ended 6/30/95 ..............     18.38          .04               .01             .05             0.00           (1.62)
   Year ended 6/30/94 ..............     16.01         (.09)             3.02            2.93             0.00            (.56)
   Year ended 6/30/93 ..............     14.98         (.01)             1.17            1.16             (.04)           (.09)
   Year ended 6/30/92 ..............     14.00          .01 (b)          1.04            1.05             (.07)           0.00
   Year ended 6/30/91 ..............     17.99          .05             (3.54)          (3.49)            (.03)           (.47)
   Year ended 6/30/90 ..............     17.24          .03              2.87            2.90             (.04)          (2.11)
   Year ended 6/30/89 ..............     16.09          .05              3.73            3.78             (.13)          (2.50)
   Year ended 6/30/88 ..............     23.70          .17             (1.22)          (1.05)            (.21)          (6.35)
   Class B
   Year ended 6/30/97 ..............    $17.45       $ (.09)(b)        $ 1.43          $ 1.34           $ 0.00          $(1.08)
   Year ended 6/30/96 ..............     16.19         (.07)(b)          2.38            2.31             0.00           (1.05)
   Year ended 6/30/95 ..............     17.90         (.01)             (.08)           (.09)            0.00           (1.62)
   Year ended 6/30/94 ..............     15.74         (.19)(b)          2.91            2.72             0.00            (.56)
   Year ended 6/30/93 ..............     14.81         (.12)             1.14            1.02             0.00            (.09)
   Year ended 6/30/92 ..............     13.93         (.11)(b)          1.02             .91             (.03)           0.00
   9/17/90++ to 6/30/91 ............     15.52          .03             (1.12)          (1.09)            (.03)           (.47)

   Class C
   Year ended 6/30/97 ..............    $17.46       $ (.09)(b)        $ 1.44          $ 1.35           $ 0.00          $(1.08)
   Year ended 6/30/96 ..............     16.20         (.07)(b)          2.38            2.31             0.00           (1.05)
   Year ended 6/30/95 ..............     17.91         (.14)              .05            (.09)            0.00           (1.62)
   Year ended 6/30/94 ..............     15.74         (.11)             2.84            2.73             0.00            (.56)
   5/3/93++ to 6/30/93 .............     15.93         0.00              (.19)           (.19)            0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------






Please refer to the footnotes on page 18.


                                     Total           Net Assets                       Ratio Of Net
   Total         Net Asset         Investment         At End Of        Ratio Of        Investment
 Dividends         Value          Return Based         Period          Expenses       Income (Loss)                        Average
   And            End Of          on Net Asset         (000's         To Average       To Average         Portfolio      Commission
Distributions     Period            Value (a)         omitted)        Net Assets       Net Assets       Turnover Rate     Rate (k)
-------------   -----------       ------------      ------------      -----------     -------------     -------------   ------------
$   (.42)        $  51.23             .99%            $631,967           1.64%*          (.81)%*             28%           $ 0.0576
   (2.38)           51.15           16.05              594,861           1.74            (.87)               30              0.0612
   (3.17)           46.64           61.93              398,262           1.75            (.77)               55                  --
    0.00            31.98           22.43              202,929           1.66*          (1.22)*              55                  --
   (8.18)           26.12           21.63              173,732           1.73           (1.32)               64                  --
   (2.27)           28.20           15.50              173,566           1.61            (.90)               73                  --
   (3.61)           26.38           54.24              191,693           1.71            (.20)              134                  --
   (1.54)           19.44           (3.08)             131,843           1.77            (.18)              147                  --
    0.00            21.57            6.00              141,730           1.66             .02               139                  --
    0.00            20.35            0.64              169,856           1.42 (f)        (.16)(f)           139                  --
   (7.33)           20.22           19.16              167,608           1.31 (f)        (.56)(f)           248                  --
    (.01)           23.11           12.03              147,733           1.13 (f)        (.57)(f)           141                  --


$   (.42)        $  49.65             .64%            $864,200           2.35%*         (1.50)%*             28%           $ 0.0576
   (2.38)           49.76           15.20              660,921           2.44           (1.61)               30              0.0612
   (3.17)           45.76           60.95              277,111           2.48           (1.47)               55                  --
    0.00            31.61           21.67               18,397           2.43*          (1.95)*              55                  --
   (8.18)           25.98           24.49                1,645           2.57*          (2.30)*              64                  --


$   (.42)        $  49.65             .64%            $145,146           2.36%*         (1.50)%*             28%           $ 0.0576
   (2.38)           49.76           15.17              108,488           2.44           (1.60)               30              0.0612
   (3.17)           45.77           60.98               43,161           2.48           (1.47)               55                  --
    0.00            31.61           21.67                7,470           2.41*          (1.94)*              55                  --
   (8.18)           25.98           24.49                1,096           2.52*          (2.25)*              64                  --



$  (4.11)        $  23.97             .88%            $265,131           1.54%*          (.81)%*             75%           $ 0.0533
   (4.81)           27.92           42.42              229,798           1.79           (1.11)              168              0.0596
   (3.86)           24.16           30.73              146,663           1.83           (1.06)              160                  --
    (.82)           22.65           (4.05)             155,470           1.67           (1.15)              110                  --
    (.88)           24.43           31.58              228,874           1.65           (1.00)              102                  --
    (.16)           19.34           (8.34)             252,140           1.62            (.89)              128                  --
    (.06)           21.27           36.28              333,806           1.64            (.22)              118                  --
   (2.02)           15.67          (30.81)             251,102           1.66             .16                90                  --
    (.18)           24.84           42.68              263,099           1.73             .10                90                  --
   (4.71)           17.60           (8.61)              90,713           1.28(f)         (.40)(f)            58                  --
   (3.07)           24.47           29.61              134,676           1.18(f)         (.56)(f)            76                  --


$  (4.11)        $  22.07             .48%            $229,756           2.35%*         (1.61)%*             75%           $ 0.0533
   (4.81)           26.13           41.48              112,490           2.62           (1.96)              168              0.0596
   (3.86)           23.03           29.78               16,604           2.65           (1.88)              160                  --
    (.82)           21.92           (4.92)              13,901           2.50           (1.98)              110                  --
    (.88)           23.88           30.53               16,779           2.46           (1.81)              102                  --
    (.16)           19.07           (9.05)               9,454           2.42           (1.67)              128                  --
    (.06)           21.14           35.54                7,346           2.41           (1.28)              118                  --
    0.00            15.66           (8.79)                  71           2.09*           (.26)*              90                  --


$  (4.11)        $  22.07             .44%            $ 66,742           2.34%*         (1.59)%*             75%           $ 0.0533
   (4.81)           26.14           41.46               28,541           2.61           (1.94)              168              0.0596
   (3.86)           23.05           29.87                1,611           2.64*          (1.76)*             160                  --
    (.82)           21.92           (4.92)               1,220           2.48           (1.96)              110                  --
    0.00            23.88           17.46                  118           2.49*          (1.90)*             102                  --



$  (1.20)        $  18.69            9.30%            $190,173           1.74%(l)         .31%               94%           $ 0.0363
   (1.05)           18.32           15.83              196,261           1.72             .31                78                  --
   (1.62)           16.81             .59              165,584           1.73             .26               119                  --
    (.56)           18.38           18.68              201,916           1.90            (.50)               97                  --
    (.13)           16.01            7.86              161,048           1.88            (.14)               94                  --
    (.07)           14.98            7.52              179,807           1.82             .07                72                  --
    (.50)           14.00          (19.34)             214,442           1.73             .37                71                  --
   (2.15)           17.99           16.98              265,999           1.45             .33                37                  --
   (2.63)           17.24           27.65              166,003           1.41             .39                87                  --
   (6.56)           16.09           (4.20)             132,319           1.41             .84                55                  --


$  (1.08)        $  17.71            8.37%            $ 77,725           2.59%(l)        (.51)%              94%           $ 0.0363
   (1.05)           17.45           14.87               72,470           2.55            (.46)               78                  --
   (1.62)           16.19            (.22)              48,998           2.57            (.62)              119                  --
    (.56)           17.90           17.65               29,943           2.78           (1.15)               97                  --
    (.09)           15.74            6.98                6,363           2.70            (.96)               94                  --
    (.03)           14.81            6.54                5,585           2.68            (.70)               72                  --
    (.50)           13.93           (6.97)               3,515           3.39*             84*               71                  --


$  (1.08)        $  17.73            8.42%            $ 23,268           2.58%(l)        (.51)%              94%           $ 0.0363
   (1.05)           17.46           14.85               26,965           2.53            (.47)               78                  --
   (1.62)           16.20            (.22)              19,395           2.54            (.88)              119                  --
    (.56)           17.91           17.72               13,503           2.78           (1.12)               97                  --
    0.00            15.74           (1.19)                 229           2.57*            .08*               94                  --
------------------------------------------------------------------------------------------------------------------------------------




                                                                               Net
                                                                Net          Increase
                                 Asset           Net       Realized and     (Decrease)    Dividends    Distributions  Distributions

                                Value Of     Investment     Unrealized      In Net Asset   From Net    in Excess Of     From Net

                               Beginning       Income      Gain (Loss) On  Value  From    Investment   Net Investment   Realized
   Fiscal Year or Period        Period         (Loss)        Investments     Operations     Income        Income          Gains
   ----------------------      ----------    ----------    ---------------  ------------  ----------   -------------- -------------
Worldwide Privatization Fund
   Class A
   Year ended 6/30/97 ......      $12.13      $ .15 (b)        $ 2.55         $ 2.70        $ (.15)       $ 0.00        $(1.42)
   Year ended 6/30/96 ......       10.18        .10 (b)          1.85           1.95          0.00          0.00          0.00
   Year ended 6/30/95 ......        9.75        .06               .37            .43          0.00          0.00          0.00
   6/2/94+ to 6/30/94 ......       10.00        .01              (.26)          (.25)         0.00          0.00          0.00
   Class B
   Year ended 6/30/97 ......      $11.96      $ .08 (b)        $ 2.50         $ 2.58        $ (.08)       $ 0.00        $(1.42)
   Year ended 6/30/96 ......       10.10       (.02)             1.88           1.86          0.00          0.00          0.00
   Year ended 6/30/95 ......        9.74        .02               .34            .36          0.00          0.00          0.00
   6/2/94+ to 6/30/94 ......       10.00        .00              (.26)          (.26)         0.00          0.00          0.00
   Class C
   Year ended 6/30/97 ......      $11.96      $ .12 (b)        $ 2.46         $ 2.58        $ (.08)       $  0.0        $(1.42)
   Year ended 6/30/96 ......       10.10        .03              1.83           1.86          0.00          0.00          0.00
   2/8/95++ to 6/30/95 .....        9.53        .05               .52            .57          0.00          0.00          0.00
New Europe Fund
   Class A
   Year ended 7/31/97 ......      $15.84      $ .07 (b)        $ 4.20         $ 4.27        $ (.15)       $ (.03)       $(1.32)
   Year ended 7/31/96 ......       15.11        .18              1.02           1.20          0.00          0.00          (.47)
   Year ended 7/31/95 ......       12.66        .04              2.50           2.54          (.09)         0.00          0.00
   Period ended 7/31/94** ..       12.53        .09               .04            .13          0.00          0.00          0.00
   Year ended 2/28/94 ......        9.37        .02 (b)          3.14           3.16          0.00          0.00          0.00
   Year ended 2/28/93 ......        9.81        .04              (.33)          (.29)         (.15)         0.00          0.00
   Year ended 2/29/92 ......        9.76        .02 (b)           .05            .07          (.02)         0.00          0.00
   4/2/90+ to 2/28/91 ......      11.11 (e)     .26              (.91)          (.65)         (.26)         0.00          (.44)
   Class B
   Year ended 7/31/97 ......      $15.31     $ (.04)(b)        $ 4.02         $ 3.98        $ 0.00        $ (.10)       $(1.32)
   Year ended 7/31/96 ......       14.71        .08               .99           1.07          0.00          0.00          (.47)
   Year ended 7/31/95 ......       12.41       (.05)             2.44           2.39          (.09)         0.00          0.00
   Period ended 7/31/94** ..       12.32        .07               .02            .09          0.00          0.00          0.00
   Year ended 2/28/94 ......        9.28       (.05)(b)          3.09           3.04          0.00          0.00          0.00
   Year ended 2/28/93 ......        9.74       (.02)             (.33)          (.35)         (.11)         0.00          0.00
   3/5/91++ to 2/29/92 .....        9.84       (.04)(b)          (.04)          (.08)         (.02)         0.00          0.00
   Class C
   Year ended 7/31/97 ......      $15.33     $ (.04)(b)        $ 4.02         $ 3.98        $ 0.00        $ (.10)       $(1.32)
   Year ended 7/31/96 ......       14.72        .08              1.00           1.08          0.00          0.00          (.47)
   Year ended 7/31/95 ......       12.42       (.07)             2.46           2.39          (.09)         0.00          0.00
   Period ended 7/31/94** ..       12.33        .06               .03            .09          0.00          0.00          0.00
   5/3/93++ to 2/28/94 .....       10.21       (.04)(b)          2.16           2.12          0.00          0.00          0.00
All-Asia Investment Fund
   Class A
   11/1/96 to 4/30/97+++ ...      $11.04     $ (.13)(b)        $ (.50)        $ (.63)       $ 0.00        $ 0.00        $ (.34)
   Year ended 10/31/96 .....       10.45       (.21)(b)(c)        .88            .67          0.00          0.00          (.08)
   11/28/94+ to 10/31/95 ...       10.00       (.19)(c)           .64            .45          0.00          0.00          0.00
   Class B
   11/1/96 to 4/30/97+++ ...      $10.90     $ (.16)(b)        $ (.49)        $ (.65)       $ 0.00        $ 0.00        $ (.34)
   Year ended 10/31/96 .....       10.41       (.28)(b)(c)        .85            .57          0.00          0.00          (.08)
   11/28/94+ to 10/31/95 ...       10.00       (.25)(c)           .66            .41          0.00          0.00          0.00
   Class C
   11/1/96 to 4/30/97+++ ...      $10.91     $ (.16)(b)        $ (.49)        $ (.65)       $ 0.00        $ 0.00        $ (.34)
   Year ended 10/31/96 .....       10.41       (.28)(b)(c)        .86            .58          0.00          0.00          (.08)
   11/28/94+ to 10/31/95 ...       10.00       (.35)(c)           .76            .41          0.00          0.00          0.00
Global Small Cap Fund
   Class A
   Year ended 7/31/97 ......      $11.61     $ (.15)(b)        $ 2.97         $ 2.82        $ 0.00        $ 0.00        $(1.56)
   Year ended 7/31/96 ......       10.38       (.14)(b)          1.90           1.76          0.00          0.00          (.53)
   Year ended 7/31/95 ......       11.08       (.09)             1.50           1.41          0.00          0.00         (2.11)(j)
   Period ended 7/31/94** ..       11.24       (.15)(b)          (.01)          (.16)         0.00          0.00          0.00
   Year ended 9/30/93 ......        9.33       (.15)             2.49           2.34          0.00          0.00          (.43)
   Year ended 9/30/92 ......       10.55       (.16)            (1.03)         (1.19)         0.00          0.00          (.03)
   Year ended 9/30/91 ......        8.26       (.06)             2.35           2.29          0.00          0.00          0.00
   Year ended 9/30/90 ......       15.54       (.05)(b)         (4.12)         (4.17)         0.00          0.00         (3.11)
   Year ended 9/30/89 ......       11.41       (.03)             4.25           4.22          0.00          0.00          (.09)
   Year ended 9/30/88 ......       15.07       (.05)            (1.83)         (1.88)         0.00          0.00         (1.78)
   Year ended 9/30/87 ......       15.47       (.07)             4.19           4.12          (.04)         0.00         (4.48)
   Class B
   Year ended 7/31/97 ......      $11.03     $ (.21)(b)        $ 2.77         $ 2.56        $ 0.00        $ 0.00        $(1.56)
   Year ended 7/31/96 ......        9.95       (.20)(b)          1.81           1.61          0.00          0.00          (.53)
   Year ended 7/31/95 ......       10.78       (.12)             1.40           1.28          0.00          0.00         (2.11)(j)
   Period ended 7/31/94** ..       11.00       (.17)(b)          (.05)          (.22)         0.00          0.00          0.00
   Year ended 9/30/93 ......        9.20       (.15)             2.38           2.23          0.00          0.00          (.43)
   Year ended 9/30/92 ......       10.49       (.20)            (1.06)         (1.26)         0.00          0.00          (.03)
   Year ended 9/30/91 ......        8.26       (.07)             2.30           2.23          0.00          0.00          0.00
   9/17/90++ to 9/30/90 ....        9.12       (.01)             (.85)          (.86)         0.00          0.00          0.00
   Class C
   Year ended 7/31/97 ......      $11.05     $ (.22)(b)        $ 2.78         $ 2.56        $ 0.00        $ 0.00        $(1.56)
   Year ended 7/31/96 ......        9.96       (.20)(b)          1.82           1.62          0.00          0.00          (.53)
   Year ended 7/31/95 ......       10.79       (.17)             1.45           1.28          0.00          0.00         (2.11)(j)
   Period ended 7/31/94** ..       11.00       (.17)(b)          (.04)          (.21)         0.00          0.00          0.00
   5/3/93++ to 9/30/93 .....        9.86       (.05)             1.19           1.14          0.00          0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------






Please refer to the footnotes on page 18.


                                     Total           Net Assets                       Ratio Of Net
    Total        Net Asset         Investment         At End Of        Ratio Of        Investment
  Dividends        Value          Return Based         Period          Expenses       Income (Loss)                        Average
     And          End Of          on Net Asset         (000's         To Average       To Average         Portfolio      Commission
Distributions     Period            Value (a)         omitted)        Net Assets       Net Assets       Turnover Rate     Rate (k)
-------------   ----------        ------------      ------------      -----------     -------------     -------------   ------------
$   (1.57)      $   13.26            25.16%           $561,793            1.72%           1.27%              48%         $  0.0132
     0.00           12.13            19.16             672,732            1.87             .95               28                 --
     0.00           10.18             4.41              13,535            2.56             .66               36                 --
     0.00            9.75            (2.50)              4,990            2.75*           1.03*               0                 --

$   (1.50)      $   13.04            24.34%           $121,173            2.43%            .66%              48%         $  0.0132
     0.00           11.96            18.42              83,050            2.83            (.20)              28                 --
     0.00           10.10             3.70              79,359            3.27             .01               36                 --
     0.00            9.74            (2.60)             22,859            3.45*            .33*               0                 --

$   (1.50)      $   13.04            24.33%           $ 12,929            2.42%           1.06%              48%         $  0.0132
     0.00           11.96            18.42               2,383            2.57             .63               28                 --
     0.00           10.10             5.98                 338            3.27*           2.65*              36                 --

$   (1.50)      $   18.61            28.78%           $ 78,578            2.05%(l)         .40%              89%         $  0.0569
     (.47)          15.84             8.20              74,026            2.14            1.10               69                 --
     (.09)          15.11            20.22              86,112            2.09             .37               74                 --
     0.00           12.66             1.04              86,739            2.06*           1.85*              35                 --
     0.00           12.53            33.73              90,372            2.30             .17               94                 --
     (.15)           9.37            (2.82)             79,285            2.25             .47              125                 --
     (.02)           9.81              .74             108,510            2.24             .16               34                 --
     (.70)           9.76            (5.63)            188,016            1.52*           2.71*              48                 --

$   (1.42)      $   17.87            27.76%           $ 66,032            2.75%(l)        (.23)%             89%         $  0.0569
     (.47)          15.31             7.53              42,662            2.86             .59               69                 --
     (.09)          14.71            19.42              34,527            2.79            (.33)              74                 --
     0.00           12.41              .73              31,404            2.76*           1.15*              35                 --
     0.00           12.32            32.76              20,729            3.02            (.52)              94                 --
     (.11)           9.28            (3.49)              1,732            3.00            (.50)             125                 --
     (.02)           9.74              .03               1,423            3.02*           (.71)*             34                 --

$   (1.42)      $   17.89            27.73%           $ 16,907            2.74%(l)        (.23)%             89%         $  0.0569
     (.47)          15.33             7.59              10,141            2.87             .58               69                 --
     (.09)          14.72            19.40               7,802            2.78            (.33)              74                 --
     0.00           12.42              .73              11,875            2.76*           1.15*              35                 --
     0.00           12.33            20.77              10,886            3.00*           (.52)*             94                 --

$    (.34)      $   10.07            (5.99)%          $  8,840            3.45%*         (2.29)%*            56%         $  0.0269
     (.08)          11.04             6.43              12,284            3.37*(f)       (1.75)              66             0.0280
     0.00           10.45             4.50               2,870            4.42*(f)       (1.87)*             90                 --

$    (.34)      $    9.91            (6.26)%          $ 19,696            4.16%*         (2.99)%*            56%         $  0.0269
     (.08)          10.90             5.49              23,784            4.07(f)        (2.44)              66             0.0280
     0.00           10.41             4.10               5,170            5.20*(f)       (2.64)*             90                 --

$    (.34)      $    9.92            (6.25)%          $  2,898            4.14%*         (2.98)%*            56%         $  0.0269
     (.08)          10.91             5.59               4,228            4.07(f)        (2.42)              66             0.0280
     0.00           10.41             4.10                 597            5.84*(f)       (3.41)*             90                 --

$   (1.56)      $   12.87            26.47%           $ 85,217            2.41%(l)       (1.25)%            129%         $  0.0364
     (.53)          11.61            17.46              68,623            2.51           (1.22)             139                 --
    (2.11)          10.38            16.62              60,057            2.54(f)        (1.17)             128                 --
     0.00           11.08            (1.42)             61,372            2.42*          (1.26)*             78                 --
     (.43)          11.24            25.83              65,713            2.53           (1.13)              97                 --
     (.03)           9.33           (11.30)             58,491            2.34            (.85)             108                 --
     0.00           10.55            27.72              84,370            2.29            (.55)             104                 --
    (3.11)           8.26           (31.90)             68,316            1.73            (.46)              89                 --
     (.09)          15.54            37.34             113,583            1.56            (.17)             106                 --
    (1.78)          11.41            (8.11)             90,071            1.54(f)         (.50)              74                 --
    (4.52)          15.07            34.11             113,305            1.41(f)         (.44)              98                 --

$   (1.56)      $   12.03            25.42%           $ 31,946            3.11%(l)       (1.92)%            129%         $  0.0364
     (.53)          11.03            16.69              14,247            3.21           (1.88)             139                 --
    (2.11)           9.95            15.77               5,164            3.20(f)        (1.92)             128                 --
     0.00           10.78            (2.00)              3,889            3.15*          (1.93)*             78                 --
     (.43)          11.00            24.97               1,150            3.26           (1.85)              97                 --
     (.03)           9.20           (12.03)                819            3.11           (1.31)             108                 --
     0.00           10.49            27.00                 121            2.98           (1.39)             104                 --
     0.00            8.26            (9.43)                183            2.61*          (1.30)*             89                 --

$   (1.56)      $   12.05            25.37%           $  8,718            3.10%(l)       (1.93)%            129%         $  0.0364
     (.53)          11.05            16.77               4,119            3.19           (1.85)             139                 --
    (2.11)           9.96            15.75               1,407            3.25(f)        (2.10)             128                 --
     0.00           10.79            (1.91)              1,330            3.13*          (1.92)*             78                 --
     0.00           11.00            11.56                 261            3.75*          (2.51)*             97                 --
------------------------------------------------------------------------------------------------------------------------------------




                                                                          Net              Net
                                        Asset                        Realized and       Increase
                                        Value                         Unrealized     (Decrease) In   Dividends From   Distributions
                                     Beginning Of  Net Investment   Gain (Loss) On  Net Asset Value  Net Investment     From Net
   Fiscal Year or Period                Period      Income (Loss)    Investments    From Operations      Income      Realized Gains
   ----------------------            ------------  --------------   --------------  ---------------  --------------  --------------
Strategic Balanced Fund (i)
   Class A
   Year ended 7/31/97 ..........        $18.48       $  .47(b)(c)       $ 3.56           $ 4.03          $ (.39)         $(2.33)
   Year ended 7/31/96 ..........         17.98          .35(b)(c)         1.08             1.43            (.32)           (.61)
   Year ended 7/31/95 ..........         16.26          .34(c)            1.64             1.98            (.22)           (.04)
   Period ended 7/31/94** ......         16.46          .07(c)            (.27)            (.20)           0.00            0.00
   Year ended 4/30/94 ..........         16.97          .16(c)             .74              .90            (.24)          (1.17)
   Year ended 4/30/93 ..........         17.06          .39(c)             .59              .98            (.42)           (.65)
   Year ended 4/30/92 ..........         14.48          .27(c)            2.80             3.07            (.17)           (.32)
   9/4/90++ to 4/30/91 .........         12.51          .34(c)            1.66             2.00            (.03)           0.00
   Class B
   Year ended 7/31/97 ..........        $15.89       $  .28(b)(c)       $ 3.02           $ 3.30          $ (.27)         $(2.33)
   Year ended 7/31/96 ..........         15.56          .16(b)(c)          .98             1.14            (.20)           (.61)
   Year ended 7/31/95 ..........         14.10          .22(c)            1.40             1.62            (.12)           (.04)
   Period ended 7/31/94** ......         14.30          .03(c)            (.23)            (.20)           0.00            0.00
   Year ended 4/30/94 ..........         14.92          .06(c)             .63              .69            (.14)          (1.17)
   Year ended 4/30/93 ..........         15.51          .23(c)             .53              .76            (.25)          (1.10)
   Year ended 4/30/92 ..........         13.96          .22(c)            2.70             2.92            (.29)          (1.08)
   Year ended 4/30/91 ..........         12.40          .43(c)            1.60             2.03            (.47)           0.00
   Year ended 4/30/90 ..........         11.97          .50(b)(c)          .60             1.10            (.25)           (.42)
   Year ended 4/30/89 ..........         11.45          .48(c)            1.11             1.59            (.30)           (.77)
   10/23/87+ to 4/30/88 ........         10.00          .13(c)            1.38             1.51            (.06)           0.00
   Class C
   Year ended 7/31/97 ..........        $15.89       $  .28(b)(c)       $ 3.02           $ 3.30          $ (.27)         $(2.33)
   Year ended 7/31/96 ..........         15.57          .14(b)(c)          .99             1.13            (.20)           (.61)
   Year ended 7/31/95 ..........         14.11          .16(c)            1.46             1.62            (.12)           (.04)
   Period ended 7/31/94** ......         14.31          .03(c)            (.23)            (.20)           0.00            0.00
   8/2/93++ to 4/30/94 .........         15.64          .15(c)            (.17)            (.02)           (.14)          (1.17)
Balanced Shares
   Class A
   Year ended 7/31/97 ..........        $14.01       $  .31(b)          $ 3.97           $ 4.28          $ (.32)         $(1.80)
   Year ended 7/31/96 ..........         15.08          .37                .45              .82            (.41)          (1.48)
   Year ended 7/31/95 ..........         13.38          .46               1.62             2.08            (.36)           (.02)
   Period ended 7/31/94** ......         14.40          .29               (.74)            (.45)           (.28)           (.29)
   Year ended 9/30/93 ..........         13.20          .34               1.29             1.63            (.43)           0.00
   Year ended 9/30/92 ..........         12.64          .44                .57             1.01            (.45)           0.00
   Year ended 9/30/91 ..........         10.41          .46               2.17             2.63            (.40)           0.00
   Year ended 9/30/90 ..........         14.13          .45              (2.14)           (1.69)           (.40)          (1.63)
   Year ended 9/30/89 ..........         12.53          .42               2.18             2.60            (.46)           (.54)
   Year ended 9/30/88 ..........         16.33          .46              (1.07)            (.61)           (.44)          (2.75)
   Year ended 9/30/87 ..........         14.64          .67               1.62             2.29            (.60)           0.00
   Class B
   Year ended 7/31/97 ..........        $13.79       $  .19(b)          $ 3.89           $ 4.08          $ (.24)         $(1.80)
   Year ended 7/31/96 ..........         14.88          .28                .42              .70            (.31)          (1.48)
   Year ended 7/31/95 ..........         13.23          .30               1.65             1.95            (.28)           (.02)
   Period ended 7/31/94** ......         14.27          .22               (.75)            (.53)           (.22)           (.29)
   Year ended 9/30/93 ..........         13.13          .29               1.22             1.51            (.37)           0.00
   Year ended 9/30/92 ..........         12.61          .37                .54              .91            (.39)           0.00
   2/4/91++ to 9/30/91 .........         11.84          .25                .80             1.05            (.28)           0.00
   Class C
   Year ended 7/31/97 ..........        $13.81       $  .20(b)          $ 3.89           $ 4.09          $ (.24)         $(1.80)
   Year ended 7/31/96 ..........         14.89          .26                .45              .71            (.31)          (1.48)
   Year ended 7/31/95 ..........         13.24          .30               1.65             1.95            (.28)           (.02)
   Period ended 7/31/94** ......         14.28          .24               (.77)            (.53)           (.22)           (.29)
   5/3/93++ to 9/30/93 .........         13.63          .11                .71              .82            (.17)           0.00
Income Builder Fund (h)
   Class A
   11/1/96 to 4/30/97+++ .......        $11.57       $  .24(b)          $  .69           $  .93          $ (.25)         $ (.61)
   Year ended 10/31/96 .........         10.70          .56(b)             .98             1.54            (.55)           (.12)
   Year ended 10/31/95 .........          9.69          .93(b)             .59             1.52            (.51)           0.00
   3/25/94++ to 10/31/94 .......         10.00          .96              (1.02)            (.06)           (.05)(g)        (.20)
   Class B
   11/1/96 to 4/30/97+++ .......        $11.55       $  .20(b)          $  .70           $  .90          $ (.22)         $ (.61)
   Year ended 10/31/96 .........         10.70          .47(b)             .98             1.45            (.48)           (.12)
   Year ended 10/31/95 .........          9.68          .63(b)             .83             1.46            (.44)           0.00
   3/25/94++ to 10/31/94 .......         10.00          .88               (.98)            (.10)           (.06)(g)        (.16)
   Class C
   11/1/96 to 4/30/97+++ .......        $11.52       $  .21(b)          $  .68           $  .89          $ (.22)         $ (.61)
   Year ended 10/31/96 .........         10.67          .46(b)             .99             1.45            (.48)           (.12)
   Year ended 10/31/95 .........          9.66          .40(b)            1.05             1.45            (.44)           0.00
   Year ended 10/31/94 .........         10.47          .50               (.85)            (.35)           (.11)(g)        (.35)
   Year ended 10/31/93 .........          9.80          .52                .51             1.03            (.36)           0.00
   Year ended 10/31/92 .........         10.00          .55               (.28)             .27            (.47)           0.00
   10/25/91+ to 10/31/91 .......         10.00          .01               0.00              .01            (.01)           0.00
Utility Income Fund
   Class A
   12/1/96 to 5/31/97+++ .......        $10.59       $  .16(b)(c)       $  .07           $  .23          $ (.18)         $ (.13)
   Year ended 11/30/96 .........         10.22          .18(b)(c)          .65              .83            (.46)           0.00
   Year ended 11/30/95 .........          8.97          .27(c)            1.43             1.70            (.45)           0.00
   Year ended 11/30/94 .........          9.92          .42(c)            (.89)            (.47)           (.48)           0.00
   10/18/93+ to 11/30/93 .......         10.00          .02(c)            (.10)            (.08)           0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 18.


                                     Total           Net Assets                       Ratio Of Net
    Total        Net Asset         Investment         At End Of        Ratio Of        Investment
  Dividends        Value          Return Based         Period          Expenses       Income (Loss)                        Average

    And           End Of          on Net Asset         (000's         To Average       To Average         Portfolio      Commission

Distributions     Period            Value (a)         omitted)        Net Assets       Net Assets       Turnover Rate     Rate (k)

-------------    ---------        ------------      ------------      -----------     -------------     -------------   ------------

$  (2.72)       $   19.79            23.90%           $ 20,312        1.41%(f)(l)       2.50%(c)            170%          $ 0.0395
    (.93)           18.48             8.05              18,329        1.40(f)           1.78                173                 --
    (.26)           17.98            12.40              10,952        1.40(f)           2.07                172                 --
    0.00            16.26            (1.22)              9,640        1.40(f)           1.63*                21                 --
   (1.41)           16.46             5.06               9,822        1.40*(f)          1.67                139                 --
   (1.07)           16.97             5.85               8,637        1.40(f)           2.29                 98                 --
    (.49)           17.06            20.96               6,843        1.40(f)           1.92                103                 --
    (.03)           14.48            16.00                 443        1.40*(f)          3.54*               137                 --


$  (2.60)       $   16.59            23.01%           $ 28,037        2.12%(f)(l)       1.78%(f)            170%          $ 0.0395
    (.81)           15.89             7.41              28,492        2.10(f)            .99(f)             173                 --
    (.16)           15.56            11.63              37,301        2.10(f)           1.38(f)             172                 --
    0.00            14.10            (1.40)             43,578        2.10*(f)           .92*(f)             21                 --
   (1.31)           14.30             4.29              43,616        2.10(f)            .93(f)             139                 --
   (1.35)           14.92             4.96              36,155        2.15(f)           1.55(f)              98                 --
   (1.37)           15.51            20.14              31,842        2.15(f)           1.34(f)             103                 --
    (.47)           13.96            16.73              22,552        2.10(f)           3.23(f)             137                 --
    (.67)           12.40             8.85              19,523        2.00(f)           3.85(f)             120                 --
   (1.07)           11.97            14.66               5,128        2.00(f)           4.31(f)             103                 --
    (.06)           11.45            15.10               2,344        2.00*(f)          2.44*(f)             72                 --


$  (2.60)       $   16.59            23.01%           $  3,045        2.12%(f)(l)       1.78%               170%          $ 0.0395
    (.81)           15.89             7.34               3,157        2.10(f)            .99                173                 --
    (.16)           15.57            11.62               4,113        2.10(f)           1.38                172                 --
    0.00            14.11            (1.40)              4,317        2.10*(f)           .93*                21                 --
   (1.31)           14.31              .45               4,289        2.10*(f)           .69*               139                 --


$  (2.12)       $   16.17            33.46%           $115,500        1.47%(l)          2.11%               207%          $ 0.0552
   (1.89)           14.01             5.23             102,567        1.38              2.41                227                 --
    (.38)           15.08            15.99             122,033        1.32              3.12                179                 --
    (.57)           13.38            (3.21)            157,637        1.27*             2.50*               116                 --
    (.43)           14.40            12.52             172,484        1.35              2.50                188                 --
    (.45)           13.20             8.14             143,883        1.40              3.26                204                 --
    (.40)           12.64            25.52             154,230        1.44              3.75                 70                 --
   (2.03)           10.41           (13.12)            140,913        1.36              4.01                169                 --
   (1.00)           14.13            22.27             159,290        1.42              3.29                132                 --
   (3.19)           12.53            (1.10)            111,515        1.42              3.74                190                 --
    (.60)           16.33            15.80             129,786        1.17              4.14                136                 --


$  (2.04)       $   15.83            32.34%           $ 24,192        2.25%(l)          1.32%               207%          $ 0.0552
   (1.79)           13.79             4.45              18,393        2.16              1.61                227                 --
    (.30)           14.88            15.07              15,080        2.11              2.30                179                 --
    (.51)           13.23            (3.80)             14,347        2.05*             1.73*               116                 --
    (.37)           14.27            11.65              12,789        2.13              1.72                188                 --
    (.39)           13.13             7.32               6,499        2.16              2.46                204                 --
    (.28)           12.61             8.96               1,830        2.13*             3.19*                70                 --


$  (2.04)       $   15.86            32.37%           $  5,510        2.23%(l)          1.37%               207%          $ 0.0552
   (1.79)           13.81             4.52               6,096        2.15              1.63                227                 --
    (.30)           14.89            15.06               5,108        2.09              2.32                179                 --
    (.51)           13.24            (3.80)              6,254        2.03*             1.81*               116                 --
    (.17)           14.28             6.01               1,487        2.29*             1.47*               188                 --


$   (.86)       $   11.64             8.31%           $  1,943        2.30%*            4.22%*              169%          $ 0.0519
    (.67)           11.57            14.82               2,056        2.20              4.92                108             0.0600
    (.51)           10.70            16.22               1,398        2.38              5.44                 92                 --
    (.25)            9.69             (.54)                600        2.52*             6.11*               126                 --


$   (.83)       $   11.62             8.01%           $  7,328        3.01%*            3.53%*              169%          $ 0.0519
    (.60)           11.55            13.92               5,775        2.92              4.19                108             0.0600
    (.44)           10.70            15.55               3,769        3.09              4.73                 92                 --
    (.22)            9.68             (.99)              1,998        3.09*             5.07*               126                 --


$   (.83)       $   11.58             7.94%           $ 43,577        3.00%*            3.53%*              169%          $ 0.0519
    (.60)           11.52            13.96              44,441        2.93              4.13                108             0.0600
    (.44)           10.67            15.47              49,107        3.02              4.81                 92                 --
    (.46)            9.66            (3.44)             64,027        2.67              3.82                126                 --
    (.36)           10.47            10.65             106,034        2.32              6.85                101                 --
    (.47)            9.80             2.70             152,617        2.33              5.47                108                 --
    (.01)           10.00              .11              41,813        0.00*(f)           .94*                 0                 --



$   (.31)       $   10.51             2.19%           $  3,571        1.50%*(f)         3.06%*               23%          $ 0.0411
    (.46)           10.59             8.47               3,294        1.50(f)           1.67                 98             0.0536
    (.45)           10.22            19.58               2,748        1.50(f)           2.48                162                 --
    (.48)            8.97            (4.86)              1,068        1.50(f)           4.13                 30                 --
    0.00             9.92             (.80)                229        1.50*(f)          2.35*                11                 --
------------------------------------------------------------------------------------------------------------------------------------




                                                                          Net             Net
                                        Asset                        Realized and      Increase
                                        Value                         Unrealized     (Decrease) In   Dividends From   Distributions
                                     Beginning Of  Net Investment   Gain (Loss) On  Net Asset Value  Net Investment     From Net
   Fiscal Year or Period                Period      Income (Loss)    Investments    From Operations      Income      Realized Gains
   ----------------------            ------------  --------------   --------------  ---------------  --------------  --------------
Utility Income Fund (continued)
   Class B
   12/1/96 to 5/31/97+++ .........      $10.57      $  .12(b)(c)       $  .08            $  .20          $ (.15)         $ (.13)
   Year ended 11/30/96 ...........       10.20         .10(b)(c)          .67               .77            (.40)           0.00
   Year ended 11/30/95 ...........        8.96         .18(c)            1.45              1.63            (.39)           0.00
   Year ended 11/30/94 ...........        9.91         .37(c)            (.91)             (.54)           (.41)           0.00
   10/18/93+ 11/30/93 ............       10.00         .01(c)            (.10)             (.09)           0.00            0.00
   Class C
   12/1/96 to 5/31/97+++ .........      $10.59      $  .12(b)(c)       $  .07            $  .19          $ (.15)         $ (.13)
   Year ended 11/30/96 ...........       10.22         .11(b)(c)          .66               .77            (.40)           0.00
   Year ended 11/30/95 ...........        8.97         .18(c)            1.46              1.64            (.39)           0.00
   Year ended 11/30/94 ...........        9.92         .39(c)            (.93)             (.54)           (.41)           0.00
   10/27/93+ to 11/30/93 .........       10.00         .01(c)            (.09)             (.08)           0.00            0.00
Growth and Income Fund
   Class A
   11/1/96 to 4/30/97+++ .........      $ 3.00      $  .03(b)          $  .36            $  .39          $ (.03)         $ (.38)
   Year ended 10/31/96 ...........        2.71         .05                .50               .55            (.05)           (.21)
   Year ended 10/31/95 ...........        2.35         .02                .52               .54            (.06)           (.12)
   Year ended 10/31/94 ...........        2.61         .06               (.08)             (.02)           (.06)           (.18)
   Year ended 10/31/93 ...........        2.48         .06                .29               .35            (.06)           (.16)
   Year ended 10/31/92 ...........        2.52         .06                .11               .17            (.06)           (.15)
   Year ended 10/31/91 ...........        2.28         .07                .56               .63            (.09)           (.30)
   Year ended 10/31/90 ...........        3.02         .09               (.30)             (.21)           (.10)           (.43)
   Year ended 10/31/89 ...........        3.05         .10                .43               .53            (.08)           (.48)
   Year ended 10/31/88 ...........        3.48         .10                .33               .43            (.08)           (.78)
   Year ended 10/31/87 ...........        3.52         .11               (.03)              .08            (.12)           0.00
   Class B
   11/1/96 to 4/30/97+++ .........      $ 2.99      $  .01(b)          $  .36            $  .37          $ (.02)         $ (.38)
   Year ended 10/31/96 ...........        2.69         .03                .51               .54            (.03)           (.21)
   Year ended 10/31/95 ...........        2.34         .01                .49               .50            (.03)           (.12)
   Year ended 10/31/94 ...........        2.60         .04               (.08)             (.04)           (.04)           (.18)
   Year ended 10/31/93 ...........        2.47         .05                .28               .33            (.04)           (.16)
   Year ended 10/31/92 ...........        2.52         .04                .11               .15            (.05)           (.15)
   2/8/91++ to 10/31/91 ..........        2.40         .04                .12               .16            (.04)           0.00
   Class C
   11/1/96 to 4/30/97+++ .........      $ 2.99      $  .01(b)          $  .37            $  .38          $ (.02)         $ (.38)
   Year ended 10/31/96 ...........        2.70         .03                .50               .53            (.03)           (.21)
   Year ended 10/31/95 ...........        2.34         .01                .50               .51            (.03)           (.12)
   Year ended 10/31/94 ...........        2.60         .04               (.08)             (.04)           (.04)           (.18)
   5/3/93 ++ to 10/31/93 .........        2.43         .02                .17               .19            (.02)           0.00
Real Estate Investment Fund
   Class A
   10/1/96+ to 8/31/97 ...........      $10.00      $  .30(b)          $ 2.88            $ 3.18          $ (.38)(m)      $ 0.00
   Class B
   Year ended 10/1/96+ to 8/31/97       $10.00      $  .23(b)          $ 2.89            $ 3.12          $ (.33)(m)      $ 0.00
   Class C
   Year ended 10/1/96+ to 8/31/97       $10.00      $  .23(b)          $ 2.89            $ 3.12          $ (.33)(m)      $ 0.00
------------------------------------------------------------------------------------------------------------------------------------





Please refer to the footnotes on page 18.


                                     Total           Net Assets                       Ratio Of Net
   Total         Net Asset         Investment         At End Of        Ratio Of        Investment
 Dividends         Value          Return Based         Period          Expenses       Income (Loss)                        Average
    And           End Of          on Net Asset         (000's         To Average       To Average         Portfolio      Commission
Distributions     Period            Value (a)         omitted)        Net Assets       Net Assets       Turnover Rate     Rate (k)
-------------    ---------        ------------      ------------      -----------     -------------     -------------   ------------
$ (.28)         $   10.49             1.86%           $ 12,972         2.20%*(f)        2.40%*                23%          $0.0411
  (.40)             10.57             7.82              13,561         2.20(f)           .95                  98            0.0536
  (.39)             10.20            18.66              10,988         2.20(f)          1.60                 162                --
  (.41)              8.96            (5.59)              2,353         2.20(f)          3.53                  30                --
  0.00               9.91             (.90)                244         2.20*(f)         2.84*                 11                --


$ (.28)         $   10.50             1.76%           $  3,195         2.20%*(f)        2.39%*                23%          $0.0411
  (.40)             10.59             7.81               3,376         2.20(f)           .94                  98            0.0536
  (.39)             10.22            18.76               3,500         2.20(f)          1.88                 162                --
  (.41)              8.97            (5.58)              2,651         2.20(f)          3.60                  30                --
  0.00               9.92             (.80)                 18         2.20*(f)         3.08*                 11                --


$ (.41)         $    2.98            13.29%           $628,306          .91%*           1.76%*                55%          $0.0585
  (.26)              3.00            21.51             553,151          .97             1.73                  88            0.0625
  (.18)              2.71            24.21             458,158         1.05             1.88                 142                --
  (.24)              2.35             (.67)            414,386         1.03             2.36                  68                --
  (.22)              2.61            14.98             459,372         1.07             2.38                  91                --
  (.21)              2.48             7.23             417,018         1.09             2.63                 104                --
  (.39)              2.52            31.03             409,597         1.14             2.74                  84                --
  (.53)              2.28            (8.55)            314,670         1.09             3.40                  76                --
  (.56)              3.02            21.59             377,168         1.08             3.49                  79                --
  (.86)              3.05            16.45             350,510         1.09             3.09                  66                --
  (.12)              3.48             2.04             348,375          .86             2.77                  60                --


$ (.40)         $    2.96            12.60%           $326,163         1.72%*            .96%*                55%          $0.0585
  (.24)              2.99            21.20             235,263         1.78              .91                  88            0.0625
  (.15)              2.69            22.84             136,758         1.86             1.05                 142                --
  (.22)              2.34            (1.50)            102,546         1.85             1.56                  68                --
  (.20)              2.60            14.22              76,633         1.90             1.58                  91                --
  (.20)              2.47             6.22              29,656         1.90             1.69                 104                --
  (.04)              2.52             6.83              10,221         1.99*            1.67*                 84                --


$ (.40)         $    2.97            12.98%           $ 78,967         1.70%*            .97%*                55%          $0.0585
  (.24)              2.99            20.72              61,356         1.76              .93                  88            0.0625
  (.15)              2.70            23.30              35,835         1.84             1.04                 142                --
  (.22)              2.34            (1.50)             19,395         1.84             1.61                  68                --
  (.02)              2.60             7.85               7,774         1.96*            1.45*                 91                --


$ (.38)         $   12.80            32.24%           $ 37,638         1.77%*(l)        2.73%*                20%          $0.0518

$ (.33)         $   12.79            31.49%           $186,802         2.44%*(l)        2.08%*                20%          $0.0518

$ (.33)         $   12.79            31.49%           $ 42,719         2.43%*(l)        2.06%*                20%          $0.0518
------------------------------------------------------------------------------------------------------------------------------------



----------

  +  Commencement of operations.
 ++  Commencement of distribution.
+++  Unaudited.
  *  Annualized.
 **  Reflects a change in fiscal year end.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and/or expense reimbursement.
(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.
(e)  Net of offering costs of ($.05).
(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, giving effect to the expense offset arrangement described in (l) below, would have been as follows:


                                      1992           1993            1994               1995             1996              1997
                                      ----           ----            ----               ----             ----              ----
     All-Asia Investment Fund
       Class A                                         --               --               10.57%#          3.62%              --
       Class B                                         --               --               11.32%#          4.32%              --
       Class C                                         --               --               11.38%#          4.32%              --
     Growth Fund
      Class A                         1.94%          1.84%            1.46%                 --              --               --
       Class B                        2.65%          2.52%            2.13%                 --              --               --
       Class C                          --             --             2.13%#                --
     Premier Growth
       Class A                        3.33%#           --               --                  --              --               --
       Class B                        3.78%#           --               --                  --              --               --



Net investment income ratios for Premier Growth would have been (.25%#) for
Class A and (.75%#) for Class B for this same period.
     Global Small Cap Fund
       Class A                                         --               --               2.61%             --                --
       Class B                                         --               --               3.27%             --                --
       Class C                                         --               --               3.31%             --                --

     Strategic Balanced Fund
       Class A                                       1.85%            1.70%1             1.81%           1.76%             2.06%
                                                                      1.94%#2
       Class B                                       2.56%            2.42%1             2.49%           2.47%             2.76%
                                                                      2.64%#2
       Class C                                         --             2.07%#1            2.50%           2.48%             2.76%
                                                                      2.64%#2
     Utility Income Fund
       Class A                                     145.63%#          13.72%              4.86%#          3.38%             3.41%
       Class B                                     133.62%#          14.42%              5.34%#          4.08%             4.12%
       Class C                                     148.03%#          14.42%              5.99%#          4.07%             4.11%

----------
#    annualized
1.   For the period ended April 30, 1994
2.   For the period ended July 31, 1994
For the expense ratios of the Funds in years prior to fiscal year 1992, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.
(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01); with respect to Class B shares, $(.01); and with respect to Class C shares, for the year ended October 31, 1994, $(.02).
(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.
(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.
(j) "Distributions from Net Realized Gains" includes a return of capital of $(.12).
(k) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.
(l) The following funds benefitted from an expense offset arrangement with the transfer agent. Had such expense offset not been in effect, the ratio of expenses to average net assets, absent the assumption and/or waiver/reimbursement of expenses described in (f) above, would have been as follows:


Balanced Shares       1997           International Fund        1997         Strategic Balanced       1997
---------------------------------------------------------------------------------------------------------
 Class A              1.46%              Class A               1.73%           Class A               1.40%
 Class B              2.24%              Class B               2.58%           Class B               2.10%
 Class C              2.22%              Class C               2.56%           Class C               2.10%

Real Estate           1997           Global Small Cap Fund     1997         New Europe               1997
---------------------------------------------------------------------------------------------------------
 Class A              1.77%              Class A               2.38%          Class A                2.04%
 Class B              2.43%              Class B               3.08%          Class B                2.74%
 Class C              2.42%              Class C               3.08%          Class C                2.73%

(m) Distributions from net investment income include a tax return of capital of $.08, $.09 and $.09 for Class A, B and C shares, respectively.

-------------------------------------------------------------------------------
                                    GLOSSARY
-------------------------------------------------------------------------------

The following terms are frequently used in this Prospectus.

Equity securities are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, Hong Kong, the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch Investors Service, L.P.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

Domestic Stock Funds

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth Fund


Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible bonds. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities rated at the time of purchase below Caa-by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.


The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (iii) invest in securities that are not publicly traded, including Rule 144A securities; (iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements of up to 25% of its total assets and purchase and sell securities on a forward commitment basis; (vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; (ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under U.S. law that have their principal office in the U.S., and (ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Technology Fund

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options; (ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets;
(iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Global Stock Funds

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.


The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. In this regard, at June 30, 1997, approximately 28% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.


The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that not more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance New Europe Fund

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.


Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in larger, established companies, but will also invest in smaller, emerging companies.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.


The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. In this regard, at July 31, 1997, approximately 32% of the Fund's assets were invested in securities of issuers in the United Kingdom.


The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies; (iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities"; (iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts; (vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Investment Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings", "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments; (vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes;
(xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Global Small Cap Fund

Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and (vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Total Return Funds

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S. Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and "Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government; (iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets; (vii) purchase and sell securities on a forward commitment basis; (viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts;
(ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund

Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants;
(ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities; (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts; (vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes;
(vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements; (x) enter into repurchase agreements pertaining to U.S.

Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and Practices Short Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations--Foreign Investment."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts; (vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes; (viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices Short Sales;" and
(xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Growth and Income Fund

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.


The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. The Fund may also purchase and sell financial forward and futures contracts and options thereon for hedging purposes. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Real Estate Investment Fund

Alliance Real Estate Investment Fund, Inc. ("Real Estate Investment Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of real estate investment trusts ("REITS") and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Fund will invest for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities").

The Fund may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These instruments are described below. The risks associated with the Fund's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be derivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Risk Considerations" for a description of these and other risks.

As to any investment in Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investment Process for Real Estate Equity Securities. The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the success of Real Estate Equity Securities. Value added management will further distinguish the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection and securities analysis.

The universe of property-owning real estate industry firms consists of approximately 130 companies of sufficient size and quality to merit consideration for investment by the Fund. In implementing the Fund's research and investment process, Alliance will avail itself of the consulting services of CB Commercial Real Estate Group, Inc. ("CBC"), a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities (CBC in August of 1997 acquired Koll Management Services ("Koll"), which previously provided these consulting services to Alliance). In 1996, CBC (and Koll, on a combined basis) completed 25,000 sale and lease transactions, managed over 4,100 client properties, created over $3.5 billion in mortgage originations, and completed over 2,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. As consultant to Alliance, CBC provides access to its proprietary model, REIT-Score, that analyzes the approximately 12,000 properties owned by these 130 companies. Using proprietary databases and algorithms, CBC analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 650 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBC in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own. See "Management of the Funds--Consultant to Adviser" for more information about CBC.

Once the universe of real estate industry companies has been distilled through the market research process, CBC's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBC's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance will make extensive use of CBC's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

The short-term investments in which Real Estate Investment Fund may invest are: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not so rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by

Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund may also engage in the following investment practices to the extent indicated: (i) invest up to 10% of its net assets in rights or warrants; (ii) invest up to 15% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (iii) lend portfolio securities equal in value to not more than 25% of total assets; (iv) enter into repurchase agreements of up to seven days' duration; (v) enter into forward commitment transactions as long as the Fund's aggregate commitments under such transactions are not more than 30% of the Fund's total assets; (vi) enter into standby commitment agreements; (vii) make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales; and (viii) invest in illiquid securities unless, as a result, more than 15% of its net assets would be so invested.

ADDITIONAL INVESTMENT PRACTICES


Some or all of the Funds may engage in the following investment practices to the extent described above. Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."


Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities except with respect to Growth Fund, Strategic Balanced Fund and Income Builder Fund, where investments in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.


A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.


Mortgage-Backed Securities and Associated Risks. Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans. Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Fund does not intend to invest in residual interests.

Risks. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those generally associated with investing in the real estate industry in general. These unique risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. See "Risk Considerations--Mortgage-Backed Securities" for a more complete description of the characteristics of Mortgage-Backed Securities and associated risks.


Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.


No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Premier Growth Fund and Growth and Income Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Premier Growth Fund and Growth and Income Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.


Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.


A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.


Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.


The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund, Real
Estate Investment Fund or Utility Income Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. No Fund, other than Income Builder Fund, will enter into a standby commitment with a remaining term in excess of 45 days. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund and Real Estate Investment Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of the Fund's assets taken at the time of making the commitment.


There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."


Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund and Real Estate Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.


General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof; (iii) in oil, gas or other mineral exploration or development programs; or (iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or
(ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.


Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities; (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.


Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion); (iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.


Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.


Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.


Real Estate Investment Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result
(a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the real estate industry in which the Fund will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities; (iv) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity

Securities; or (v) borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made.


RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, and Worldwide Privatization Fund and a substantial portion of the assets of Global Small Cap Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.


Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.


Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling--dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. dollar to the pound sterling was 1.50 in 1993 and 1.56 in 1996. On September 30, 1997 the U.S. dollar-pound sterling exchange rate was 1.61.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 4118.5 at the end of 1996, up approximately 12% from the end of 1995. On September 30, 1997 the FT-SE 100 index closed at 5244.2, up approximately 27% from the end of 1996.

The public sector borrowing requirement ("PSBR"), a mandated measure of the amount required to balance the budget, has been, over the last two fiscal years, higher than forecast. The general government fiscal deficit has been in excess of the eligibility limit prescribed by the European Union for countries that intend to participate in the Economic and Monetary Union ("EMU"), which is scheduled to take effect in January 1999. The government, however, expects that the deficit will drop below that limit during calendar year 1997 and will continue to drop in the 1997-98 and 1998-99 fiscal years. Although the government has not yet made a formal announcement with respect to the United Kingdom's participation in the EMU, remarks of the Chancellor of the Exchequer made in mid-October 1997 suggest that the United Kingdom will not participate in the EMU beginning in January 1999 but may do so thereafter.

From 1979 until 1997 the Conversative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, holding 418 of 658 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. For further information regarding the United Kingdom, see the Statement of Additional Information of New Europe Fund.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. dollar, but has fallen from its post-World War II high (in 1995) against the U.S. dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX closed at 1,559.09, up approximately 8% from the end of 1993; in 1995, the TOPIX closed at 1,577.70, up approximately 1% from the end of 1994; and in 1996, the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On September 30, 1997, the TOPIX closed at 1,388.22, down 5.6% from the end of 1996. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The price/earnings ratios of First Section companies, however, are on average high in comparison with other major stock markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.


Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996 Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan has returned to a single-party government led by Prime Minister Ryutaro Hashimoto. While Mr. Hashimoto's party, does not control a majority of the seats in the parliament it is only three seats short of the 251 seats required to attain a majority in the House of Representatives (down from a 12-seat shortfall just after the October 1996 election). For further information regarding Japan, see the Statements of Additional Information of All-Asia Investment Fund and International Fund.


Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.


The Real Estate Industry. Although Real Estate Investment Fund does not invest directly in real estate, it does invest primarily in Real Estate Equity Securities and does have a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

Mortgage-Backed Securities. As discussed above, investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.


U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed- income securities may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practices--Mortgage-Backed Securities."

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund, Strategic Balanced and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities and other regulated investment companies are not subject to these limitations. Because each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.


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                                PURCHASE AND SALE
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                                    OF SHARES
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HOW TO BUY SHARES

You can purchase shares of any of the Funds at a price based on the next calculation of their net asset value after receipt of a proper purchase order either through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statements of Additional Information for more information.

Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the Telephone Transactions section of the Subscription Application or the

Shareholder Options form obtained from Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent. Telephone purchase orders can be made by calling (800) 221-5672 and may not exceed $500,000.

Each Fund offers three classes of shares through this prospectus, Class A, Class B and Class C. The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                               Initial Sales Charge
                           as % of                              Commission to
                          Net Amount         as % of          Dealer/Agent as %
Amount Purchased           Invested       Offering Price      of Offering Price
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Less than $100,000           4.44%            4.25%                4.00%
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$100,000 to
less than $250,000           3.36             3.25                 3.00
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$250,000 to
less than $500,000           2.30             2.25                 2.00
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$500,000 to
less than $1,000,000         1.78             1.75                 1.50
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On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statements of Additional Information.

Class B Shares--Deferred Sales Charge Alternative


You can purchase Class B shares at net asset value without an initial sales charge. A Fund will thus receive the full amount of your purchase. However, you may pay a CDSC if you redeem shares within four years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares.

The amount of the CDSC for Class B shares for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.


         Year Since Purchase                    CDSC
         -------------------------------------------
         First .............................    4.0%
         Second ............................    3.0%
         Third .............................    2.0%
         Fourth ............................    1.0%
         Fifth .............................    None

Class B shares are subject to higher distribution fees than Class A shares for a period (after which they convert to Class A shares) of eight years, or six years with respect to Premier Growth Fund. The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C Shares--Asset-Based Sales Charge Alternative


You can purchase Class C shares at net asset value without any initial sales charge. A Fund will thus receive the full amount of your purchase, and, if you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.


Class C shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of their original cost or net asset value at the time of redemption.

Application of the CDSC

Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the Statements of Additional Information.

How the Funds Value Their Shares


The net asset value of each Class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that Class by the outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe accurately reflects fair market value.

Employee Benefit Plans

Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange or shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Such Employee Benefit Plans may also not offer all classes of shares of the Funds. In order to enable participants investing through such Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through these Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through such Employee Benefit Plans.

General

The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.


Each Fund offers a fourth class of shares, Advisor Class shares, by means of separate prospectus. Advisor Class shares may be purchased and held solely by
(i) accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD,
(ii) a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) certain other categories of investors described in the prospectus for the Advisor Class, including investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. Advisor Class shares are offered without any initial sales charge or CDSC and without an ongoing distribution fee and are expected, therefore, to have different performance than Class A, Class B or Class C shares. You can obtain more information about Advisor Class shares by contacting AFS at 800-221-5672 or by contacting your financial representative.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.


In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES

You may "redeem", i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Selling Shares Through Your Broker

Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value (less any applicable CDSC). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                             Alliance Fund Services
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                 1-800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and, except for certain omnibus accounts, may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.


During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.


HOW TO EXCHANGE SHARES

You may exchange your shares of any Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.


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                            MANAGEMENT OF THE FUNDS
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ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                            Principal occupation
                                                              during the past
       Fund              Employee; year; title                  five years
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The Alliance Fund        Alden M. Stewart since 1997--       Associated with
                         Executive Vice President of         Alliance since
                         Alliance Capital Management         1993; prior
                         Corporation (ACMC*)                 thereto,
                                                             associated with
                                                             Equitable Capital
                                                             Management
                                                             Corporation
                                                             ("Equitable
                                                             Capital")**


                         Randall E. Haase since 1997--       Associated with
                         Senior Vice President of ACMC       Alliance since July
                                                             1993; prior
                                                             thereto,
                                                             associated with
                                                             Equitable Capital


Growth Fund              Tyler Smith since inception--       Associated with
                         Senior Vice President of ACMC       Alliance since
                                                             July 1993; prior
                                                             thereto,
                                                             associated with
                                                             Equitable Capital


Premier Growth Fund      Alfred Harrison since inception--   Associated with
                         Vice Chairman of ACMC               Alliance


Technology Fund          Peter Anastos since 1992--          Associated with
                         Senior Vice President of ACMC       Alliance

                         Gerald T. Malone since 1992--       Associated with
                         Senior Vice President of ACMC       Alliance since
                                                             1992; prior
                                                             thereto
                                                             associated with
                                                             College
                                                             Retirement
                                                             Equities Fund

Quasar Fund              Alden M. Stewart since 1994--       (see above)
                         (see above)

                         Randall E. Haase since 1994--       (see above)
                         (see above)

International Fund       A. Rama Krishna since 1993--        Associated with
                         Senior Vice President of ACMC       Alliance since
                         and director of Asian Equity        1993; prior
                         research                            thereto,
                                                             Chief Investment
                                                             Strategist and
                                                             Director--Equity
                                                             Research for CS
                                                             First Boston

                                                            Principal occupation
                                                              during the past
       Fund              Employee; year; title                  five years
-------------------------------------------------------------------------------
Worldwide Privatization  Mark H. Breedon since inception--   Associated with
                         Senior Vice President of ACMC       Alliance
                         and Director and Vice President
                         of Alliance Capital Limited ***


New Europe Fund          Steven Beinhacker                   Associated with
                         Vice President of ACMC              Alliance

All-Asia Investment      A. Rama Krishna since inception--   (see above)
Fund                     (see above)


Global Small Cap         Alden M. Stewart since 1994--       (see above)
Fund                     (see above)

                         Randall E. Haase since 1994--       (see above)
                         (see above)


                         Ronald L. Simcoe since 1993--       Associated with
                         Vice President of ACMC              Alliance since
                                                             1993; prior
                                                             thereto,
                                                             associated with
                                                             Equitable Capital

Strategic Balanced       Nicholas D.P. Carn                  Associated with
Fund                     since 1997--                        Alliance since
                         Vice President of ACMC              1997; prior
                                                             thereto, Chief
                                                             Investment
                                                             Officer and
                                                             Portfolio Manager
                                                             at Draycott
                                                             Partners

Balanced Shares          Paul Rissman since 1997--           Associated with
                         Senior Vice President of ACMC       Alliance


Income Builder Fund      Andrew M. Aran since 1994--         Associated with
                         Senior Vice President of ACMC       Alliance

                         Thomas M. Perkins since 1991--      Associated with
                         Senior Vice President of ACMC       Alliance


                         Vita Marie Pike since 1997          Associated with
                         Vice President of ACMC              Alliance

                         Corinne Molof Hill since 1997       Associated with
                         Vice President of ACMC             Alliance

Utility Income Fund      Paul Rissman since 1996--           Associated with
                         (See above)                         Alliance


Growth & Income          Paul Rissman since 1994--           Associated with
Fund                     (see above)                         Alliance


Real Estate              Daniel G. Pine since (1996)         Associated with
Investment Fund          Senior Vice President of ACMC       Alliance since
                                                             1996; prior
                                                             thereto, Senior
                                                             Vice President of
                                                             Desai Capital
                                                             Management

                         David Kruth since 1997              Associated with
                         Vice President of ACMC              Alliance since
                                                             1997; prior
                                                             thereto Senior
                                                             Vice President of
                                                             the Yarmouth
                                                             Group


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   * The sole general partner of Alliance.

  ** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.

 *** An indirect wholly-owned subsidiary of Alliance.


Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1997 totaling more than $199 billion (of which approximately $71 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 54 registered investment companies managed by Alliance comprising 116 separate investment portfolios currently have over two million shareholders. As of June 30, 1997, Alliance was an investment manager of employee benefit plan assets for 29 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in each Fund's Statement of Additional Information under "Management of the Funds."

Performance of Similarly Managed Portfolios. In addition to managing the assets of Premier Growth Fund, Mr. Harrison has ultimate responsibility for the management of 35 portfolios of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for Premier Growth Fund, except for the ability of Premier Growth Fund to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios are also not subject to certain limitations, diversification requirements and other restrictions to which Premier Growth Fund, as a registered investment company, is subject and which if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios. See "Investment Objective and Policies."

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for each of the eighteen full calendar years during which Mr. Harrison has managed the Historical Portfolios and cumulatively through September 30, 1997. As of September 30, 1997, the assets in the Historical Portfolios totaled approximately $12.4 billion and the average size of an institutional account in the Historical Portfolio was $355 million. Each Historical Portfolio has a nearly identical composition of individual investment holdings and related percentage weightings.

The performance data is gross of advisory fees charged to those accounts. Total returns would be lower if advisory fees had been taken into account. The performance data includes the cost of brokerage commissions, but excludes custodial fees, transfer agency costs and other administrative expenses that will be payable by Premier Growth Fund and will result in a higher expense ratio for Premier Growth Fund. Expenses associated with the distribution of Class A, Class B and Class C shares of Premier Growth Fund in accordance with the plan adopted by Premier Growth Fund's Board of Directors pursuant to Rule 12b-1 of the 1940 Act ("distribution fees") are also excluded. See "Expense Information." The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.


Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The composite total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.


To the extent Premier Growth Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 and Russell 1000 Growth Index may not be substantially comparable to Premier Growth Fund. The S&P 500 and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 and Russell 1000 Growth Index do not reflect the deduction of any fees. If Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, Premier Growth Fund's performance relative to the index would be reduced by Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses as well as by the impact on Premier Growth Fund's shareholders of sales charges and income taxes.

The Lipper Growth Fund Index is prepared by Lipper Analytical Services, Inc. and represents a composite index of the investment performance for the 30 largest growth mutual funds. The composite investment performance of the Lipper Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.

The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.


                                 Schedule of Composite Investment Performance Historical Portfolios*


                                                                                                      Russell              Lipper
                                                             Historical            S&P 500              1000               Growth
                                                             Portfolios             Index           Growth Index         Fund Index
                                                            Total Return        Total Return        Total Return        Total Return

                                                            ------------        ------------        ------------        ------------

Year ended:
  December 31, 1996 ................................            23.22               22.96               23.12               17.48
  December 31, 1995** ..............................            41.12               37.58               37.19               32.65
  December 31, 1994 ................................            (3.83)               1.32                2.66               (1.57)
  December 31, 1993 ................................            11.62               10.08                2.90               11.98
  December 31, 1992 ................................            13.27                7.62                5.00                7.63
  December 31, 1991 ................................            40.19               30.47               41.16               35.20
  December 31, 1990 ................................            (0.57)              (3.10)              (0.26)              (5.00)
  December 31, 1989 ................................            40.08               31.69               35.92               28.60
  December 31, 1988 ................................            11.96               16.61               11.27               15.80
  December 31, 1987 ................................             9.57                5.25                5.31                1.00
  December 31, 1986 ................................            28.60               18.67               15.36               15.90
  December 31, 1985 ................................            38.68               31.73               32.85               30.30
  December 31, 1984 ................................            (2.33)               6.27                (.95)              (2.80)
  December 31, 1983 ................................            21.95               22.56               15.98               22.30
  December 31, 1982 ................................            29.23               21.55               20.46               20.20
  December 31, 1981 ................................            (0.10)              (4.92)             (11.31)              (8.40)
  December 31, 1980 ................................            52.10               32.50               39.57               37.30
  December 31, 1979 ................................            31.99               18.61               23.91               27.40
Cumulative total return for
  the period January 1,
  1979 to September
  30, 1997 .........................................          3748.17             1888.65             1656.41             1772.84


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 * Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.

** During this period, the Historical Portfolios differed from Premier Growth Fund in that Premier Growth Fund invested a portion (4.54%) of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based. During this period, Premier Growth Fund's total return, at net asset value, was 46.87%.

The average annual total returns presented below are based upon the cumulative total return as of September 30, 1997, and for more than one year assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.


                                          Average Annual Total Returns
                                 -----------------------------------------------
                                                           Russell      Lipper
                                 Historical    S&P 500      1000        Growth
                                 Portfolios     Index   Growth Index  Fund Index
                                 ----------     -----   ------------  ----------
Three years ....................    33.26       29.92       29.81       24.84
Five years .....................    22.99       20.77       19.66       18.62
Ten years ......................    17.03       14.75       14.66       13.19
Since January 1, 1979 ..........    21.07       11.69       16.51       16.18

ADMINISTRATOR TO ALL-ASIA INVESTMENT FUND


Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.


CONSULTANT TO ALLIANCE WITH RESPECT TO INVESTMENT IN REAL ESTATE SECURITIES

Alliance, with respect to investment in real estate securities, has retained as a consultant CB Commercial Real Estate Group, Inc. ("CBC"), a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities (CBC in August of 1997 acquired Koll, which previously provided these consulting services to Alliance). In 1996, CBC (and Koll, on a combined basis) completed 25,000 sale and lease transactions, managed over 4,100 client properties, created over $3.5 billion in mortgage originations, and completed over 2,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. CBC will make available to Alliance the CBC National Real Estate Index, which gathers, analyzes and publishes targeted research data for the 65 largest U.S. markets, based on a variety of public-sector and private-sector sources as well as CBC's proprietary database of approximately 60,000 property transactions representing over $400 billion of investment property. This information provides a substantial component of the research and data used to create the REIT-Score model. As a consultant, CBC provides to Alliance, at Alliance's expense, such in-depth information regarding the real estate market, the factors influencing regional valuations and analysts of recent transactions in office, retail, industrial and multi-family properties as Alliance shall from time to time request. CBC will not furnish advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

CBC is one of the three largest fee-based property management firms in the United States, the largest commercial real estate lease brokerage firm in the country, the largest investment property brokerage firm in the country, as well as one of the largest publishers of real estate research, with approximately 6,000 employees nationwide. CBC will provide Alliance with exclusive access to its REIT-Score model which ranks approximately 130 REITS based on the relative attractiveness of the property markets in which they own real estate. This model scores the approximately 12,000 individual properties owned by these companies. REIT-Score is in turn based on CBC's National Real Estate Index which gathers, analyzes and publishes targeted research for the 65 largest U.S. real estate markets based on a variety of public- and private-sector sources as well as CBC's proprietary database of 60,000 commercial property transactions representing over $400 billion of investment property and over 3,000 tracked properties which report rent and expense data quarterly. CBC has previously provided access to its REIT-Score model results primarily to the institutional market through subscriptions. The model is no longer provided to any research publications and the Fund is currently the only mutual fund available to retail investors that has access to CBC's REIT-Score model.


DISTRIBUTION SERVICES AGREEMENTS


Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more "Rule 12b-1 plans" (for each Fund, a "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% (.50% with respect to Growth Fund, Premier Growth Fund and Strategic Balanced Fund) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, for distribution expenses. The Directors of Growth Fund and Strategic Balanced Fund currently limit payments with respect to Class A shares under the Plan to .30% of each Fund's aggregate average daily net assets attributable to Class A shares. The Directors of Premier Growth Fund currently limit payments under the Plan with respect to sales of Class A shares made after November 1993 to .30% of the Fund's aggregate average daily net assets. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each of the Class A, Class B and Class C shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.


The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in a Fund by their customers. Distribution services fees received from the Funds, except Growth Fund and Strategic Balanced Fund, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for Growth Fund and Strategic Balanced Fund, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. Except as noted below for Growth Fund and Strategic Balanced Fund, AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to its expenses incurred. Actual distribution expenses for such Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Plan and the Agreement are in effect. Since AFD's compensation under the Plans of Growth Fund and Strategic Balanced Fund is not directly tied to the expenses incurred by AFD, the amount of compensation received by it under the applicable Plan during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds were, as of that time, as follows:


                                                                        Amount of Unreimbursed Distribution Expenses
                                                                               (as % of Net Assets of Class)
                                                            ------------------------------------------------------------------------

                                                                         Class B                                 Class C
------------------------------------------------------------------------------------------------------------------------------------

Alliance Fund ......................................        $ 2,718,791              (6.12%)        $   815,553              (5.87%)

Growth Fund ........................................        $63,986,412              (2.56%)        $ 2,280,463              (0.57%)

Premier Growth Fund ................................        $ 9,179,357              (2.27%)        $   597,937              (0.99%)

Technology Fund ....................................        $20,749,046              (3.14%)        $   892,004              (0.82%)

Quasar Fund ........................................        $ 3,754,485              (3.34%)        $   408,356              (1.43%)

International Fund .................................        $ 2,566,420              (3.30%)        $   807,347              (3.47%)

Worldwide Privatization Fund .......................        $ 5,013,479              (4.14%)        $   251,109              (1.94%)

New Europe Fund ....................................        $ 2,535,456              (3.84%)        $   541,239              (3.20%)

All-Asia Investment Fund ...........................        $ 1,402,190              (5.90%)        $    93,183              (2.20%)

Global Small Cap Fund ..............................        $ 2,055,687              (6.43%)        $   586,919              (6.73%)

Strategic Balanced Fund ............................        $ 1,172,983              (4.18%)        $   372,907             (12.25%)

Balanced Shares ....................................        $ 1,533,382              (6.34%)        $   463,860              (8.42%)

Income Builder Fund ................................        $   748,972             (12.97%)        $ 1,789,259              (4.03%)

Utility Income Fund ................................        $ 1,114,037              (8.21%)        $   406,214             (12.03%)

Growth and Income Fund .............................        $ 5,883,895              (2.50%)        $   975,417              (1.59%)

Real Estate Investment Fund ........................        $ 6,726,437              (3.60%)        $   366,120              (0.86%)

------------------------------------------------------------------------------------------------------------------------------------



The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

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                            DIVIDENDS, DISTRIBUTIONS
--------------------------------------------------------------------------------
                                    AND TAXES
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DIVIDENDS AND DISTRIBUTIONS

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the close of business on the day following the declaration date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains. Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, a portion of the distributions paid to Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.


If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES


Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income taxes on that part of its taxable income, including net capital gains, which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. Distributions received from a REIT generally do not constitute qualifying dividends. A corporation's dividends-received deduction generally will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

Distributions of net capital gains are not eligible for the dividends-received deduction referred to above.

Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains--that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund.

Distributions received by a shareholder of Real Estate Investment Fund may include nontaxable returns of capital, which will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant) any further returns of capital will be taxable as capital gain.


Under the current federal tax law, the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.


Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. Alliance Fund, Premier Growth Fund, Technology Fund, Income Builder Fund, Quasar Fund, New Europe Fund, Balanced Shares and Growth and Income Fund are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.


Under certain circumstances, if a Fund realizes losses from fluctuations in currency exchange rates after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Shareholders will be advised annually as to the federal tax status of dividends and capital gains and return of capital distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation.


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION


Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1968), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc.
(1993), Alliance Growth and Income Fund, Inc. (1932), and Alliance Real Estate Investment Fund, Inc. (1996). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios) (1987), and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.


It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "total return," which is computed separately for Class A, Class B and Class C shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Shares, Growth and Income Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Strategic Balanced Fund, Balanced Shares, Income Builder Fund, Utility Income Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares.


A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.





This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."

                                  THE ALLIANCE
                                  ------------
                                   STOCK FUNDS
                                  ------------

                 P.O. Box 1520, Secaucus, New Jersey 07096-1520
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618


                           Prospectus and Application
                                 (Advisor Class)

                                November 1, 1997



Domestic Stock Funds                    Global Stock Funds

-The Alliance Fund                      -Alliance International Fund
-Alliance Growth Fund                   -Alliance Worldwide Privatization Fund
-Alliance Premier Growth Fund           -Alliance New Europe Fund
-Alliance Technology Fund               -Alliance All-Asia Investment Fund
-Alliance Quasar Fund                   -Alliance Global Small Cap Fund

                               Total Return Funds

                               -Alliance Strategic Balanced Fund
                               -Alliance Balanced Shares
                               -Alliance Income Builder Fund
                               -Alliance Utility Income Fund
                               -Alliance Growth and Income Fund
                               -Alliance Real Estate Investment Fund


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Table of Contents                                                         Page
The Funds at a Glance ...................................................    2
Expense Information .....................................................    4
Glossary ................................................................    7
Financial Highlights ....................................................    7
Description of the Funds ................................................   10
   Investment Objectives and Policies ...................................   10
   Additional Investment Practices ......................................   20
   Certain Fundamental Investment Policies ..............................   27
   Risk Considerations ..................................................   30
Purchase and Sale of Shares .............................................   35
Management of the Funds .................................................   36
Dividends, Distributions and Taxes ......................................   40
Conversion Feature ......................................................   41
General Information .....................................................   52

--------------------------------------------------------------------------------


                                     Adviser
                        Alliance Capital Management L.P.
                           1345 Avenue Of The Americas
                            New York, New York 10105


The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

This Prospectus offers the Advisor Class shares of each Fund which may be purchased at net asset value without any initial or contingent deferred sales charges and without ongoing distribution expenses. Advisor Class shares are offered solely to (i) investors participating in fee-based programs meeting certain standards established by Alliance Fund Distributors, Inc., each Fund's principal underwriter, (ii) participants in self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that meet certain minimum standards and (iii) certain other categories of investors described in the Prospectus, including investment advisory clients of, and certain other persons associated with, Alliance Capital Management L.P. and its affiliates or the Funds. See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                              [LOGO]
                                              Alliance(R)
                                              Investing without the Mystery.(SM)


(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Funds At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

The Funds' Investment Adviser Is . . .


Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $199 billion in assets under management as of June 30, 1997. Alliance provides investment management services to employee benefit plans for 29 of the FORTUNE 100 companies.


Domestic Stock Funds

Alliance Fund
Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund
Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund
Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Technology Fund
Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.

Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund
Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


Global Stock Funds

International Fund
Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

Worldwide Privatization Fund
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund
Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.

All-Asia Investment Fund
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Global Small Cap Fund
Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.

Total Return Funds

Strategic Balanced Fund
Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares
Seeks . . . A high return through a combination of current income and capital appreciation.

Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund
Seeks . . . Both an attractive level of current income and long-term growth of income and capital.

Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund
Seeks . . . Current income and capital appreciation through investment in the utilities industry.

Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund
Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.


Real Estate Investment Fund
Seeks . . . Total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Distributions...

Balanced Shares, Income Builder Fund, Utility Income Fund, Growth and Income Fund and Real Estate Investment Fund make distributions quarterly to shareholders. These distributions may include ordinary income and capital gain (each of which is taxable) and a return of capital (which is generally nontaxable). See "Dividends, Distributions and Taxes."


A Word About Risk . . .

The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. An investment in the Real Estate Investment Fund is subject to certain risks associated with the direct ownership of real estate in general, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. These risks are fully discussed in this Prospectus.


Getting Started . . .

Shares of the Funds are available through your financial representative. Each Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares may be purchased at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter, (ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets, (iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds, and
(iv) through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent. A shareholder's Advisor Class shares will automatically convert to Class A shares of the same Fund under certain circumstances. See "Conversion Feature-Conversion to Class A Shares." Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of each Fund in which the program invests in order to be approved by AFD for investment in Advisor Class shares. For more detailed information about who may purchase and hold Advisor Class shares see the Statement of Additional Information. Fee-based and other programs through which Advisor Class shares may be purchased may impose different requirements with respect to investment in Advisor Class shares than described above. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares."




                                              [LOGO]
                                              Alliance(R)
                                              Investing without the Mystery.(SM)

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                               EXPENSE INFORMATION
--------------------------------------------------------------------------------


Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in the Advisor Class shares of each Fund and estimated annual expenses for Advisor Class shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in Advisor Class shares for the periods specified.

                                                            Advisor Class Shares
                                                            --------------------
     Maximum sales charge imposed on purchases ............         None
     Sales charge imposed on dividend reinvestments .......         None
     Deferred sales charge ................................         None
     Exchange fee .........................................         None

--------------------------------------------------------------------------------

                      Operating Expenses                                                                Examples
     ----------------------------------------------------                               --------------------------------------------

     Alliance Fund                          Advisor Class                                                             Advisor Class
                                            -------------                                                             -------------
     Management fees                             .70%                                   After 1 year                      $  9
     12b-1 fees                                 None                                    After 3 years                     $ 27
     Other expenses (a)                          .15%                                   After 5 years                     $ 47
                                                ----                                    After 10 years                    $105
     Total fund
        operating expenses (b)                   .85%
                                                ====

     Growth Fund                            Advisor Class                                                             Advisor Class
                                            -------------                                                             -------------
     Management fees                             .75%                                   After 1 year                      $ 10
     12b-1 fees                                 None                                    After 3 years                     $ 32
     Other expenses (a)                          .25%                                   After 5 years                     $ 55
                                                ----                                    After 10 years                    $122
     Total fund
        operating expenses (b)                  1.00%
                                                ====

     Premier Growth Fund                    Advisor Class                                                             Advisor Class
                                            -------------                                                             -------------
     Management fees                            1.00%                                   After 1 year                      $ 13
     12b-1 fees                                 None                                    After 3 years                     $ 42
     Other expenses (a)                          .32%                                   After 5 years                     $ 72
                                                ----                                    After 10 years                    $159
     Total fund
        operating expenses (b)                  1.32%
                                                ====

     Technology Fund                        Advisor Class                                                             Advisor Class
                                            -------------                                                             -------------
     Management fees (g)                        1.11%                                   After 1 year                      $ 15
     12b-1 fees                                 None                                    After 3 years                     $ 46
     Other expenses (a)                          .33%                                   After 5 years                     $ 79
                                                ----                                    After 10 years                    $172
     Total fund
        operating expenses (b)                  1.44%
                                                ====

     Quasar Fund                            Advisor Class                                                             Advisor Class
                                            -------------                                                             -------------
     Management fees (g)                        1.15%                                   After 1 year                      $ 16
     12b-1 fees                                 None                                    After 3 years                     $ 50
     Other expenses (a)                          .43%                                   After 5 years                     $ 86
                                                ----                                    After 10 years                    $188
     Total fund
        operating expenses (b)                  1.58%
                                                ====


     International Fund                     Advisor Class                                                             Advisor Class
                                            -------------                                                             -------------
     Management fees
         (after waiver) (c)                      .85%                                   After 1 year                      $ 16
     12b-1 fees                                 None                                    After 3 years                     $ 48
     Other expenses (a)                          .68%                                   After 5 years                     $ 83
                                                ----                                    After 10 years                    $182
     Total fund
        operating expenses (b) (e)              1.53%
                                                ====


--------------------------------------------------------------------------------
Please refer to the footnotes and the discussion following these tables on page 6.


                      Operating Expenses                                                                Examples
     ----------------------------------------------------                               --------------------------------------------

     Worldwide Privatization Fund           Advisor Class                                                             Advisor Class
                                            -------------                                                             -------------
       Management fees                          1.00%                                   After 1 year                      $ 20
       12b-1 fees                               None                                    After 3 years                     $ 62
       Other expenses (a)                        .96%                                   After 5 years                     $106
                                                ----                                    After 10 years                    $229
       Total fund
         operating expenses (b)                 1.96%
                                                ====

     New Europe Fund
       Management fees                          1.06%                                   After 1 year                      $ 17
       12b-1 fees                               None                                    After 3 years                     $ 54
       Other expenses (a)                        .65%                                   After 5 years                     $ 93
                                                ----                                    After 10 years                    $202
       Total fund
         operating expenses (b)                 1.71%
                                                ====

     All-Asia Investment Fund
       Management fees
         (after waiver) (c)                      .65%                                   After 1 year                      $ 29
       12b-1 fees                               None                                    After 3 years                     $ 87
       Other expenses                                                                   After 5 years                     $149
         Administration fees                                                            After 10 years                    $315
            (after waiver) (d)                   .00%
         Other operating expenses (a)           2.17%
                                                ----
       Total other expenses                     2.17%
                                                ====
       Total fund
         operating expenses (b) (e)             2.82%
                                                ====

     Global Small Cap Fund
       Management fees                          1.00%                                   After 1 year                      $ 21
       12b-1 fees                               None                                    After 3 years                     $ 64
       Other expenses (a)                       1.05%                                   After 5 years                     $110
                                                ----                                    After 10 years                    $238
       Total fund
         operating expenses (b)                 2.05%
                                                ====

     Strategic Balanced Fund
       Management fees
         (after waiver) (c)                      .09%                                   After 1 year                      $ 11
       12b-1 fees                               None                                    After 3 years                     $ 35
       Other expenses (a)                       1.01%                                   After 5 years                     $ 61
                                                ----                                    After 10 years                    $134
       Total fund
         operating expenses (b) (e)             1.10%
                                                ====

     Balanced Shares
       Management fees                           .63%                                   After 1 year                      $ 13
       12b-1 fees                               None                                    After 3 years                     $ 41
       Other expenses (a)                        .67%                                   After 5 years                     $ 71
                                                ----                                    After 10 years                    $157
       Total fund
         operating expenses (b)                 1.30%
                                                ====

     Income Builder Fund
       Management fees                           .75%                                   After 1 year                      $ 19
       12b-1 fees                               None                                    After 3 years                     $ 59
       Other expenses (a)                       1.20%                                   After 5 years                     $100
                                                ----                                    After 10 years                    $211
       Total fund
         operating expenses (b)                 1.95%
                                                ====

     Utility Income Fund
       Management fees
         (after waiver) (c)                     0.00%                                   After 1 year                      $ 12
       12b-1 fees                               None                                    After 3 years                     $ 38
       Other expenses (a)                       1.20%                                   After 5 years                     $ 66
                                                ----                                    After 10 years                    $145
       Total fund
         operating expenses (b) (f)             1.20%
                                                ====



                      Operating Expenses                                                                Examples
     ----------------------------------------------------                               --------------------------------------------

     Growth and Income Fund                 Advisor Class                                                             Advisor Class
                                            -------------                                                             -------------
       Management fees                           .51%                                   After 1 year                      $  8
       12b-1 fees                               None                                    After 3 years                     $ 24
       Other expenses (a)                        .25%                                   After 5 years                     $ 42
                                                ----                                    After 10 years                    $ 94
       Total fund
         operating expenses (b)                  .76%
                                                ====
     Real Estate Investment Fund
       Management fees                           .90%                                   After 1 year                      $ 15
       12b-1 fees                               None                                    After 3 years                     $ 46
       Other expenses (a)                        .55%                                   After 5 years                     $ 79
                                                ----                                    After 10 years                    $174
       Total fund
         operating expenses (b)                 1.45%
                                                ====

--------------------------------------------------------------------------------

(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance. The expenses shown do not include the application of credits that reduce Fund expenses.
(b) The expense information does not reflect any charges or expenses imposed by your financial representative or your employee benefit plan.
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be 1.00% for All-Asia Investment Fund and .75% for Strategic Balanced Fund and Utility Income Fund and 1.01% for International Fund. International Fund's fee, absent the voluntary fee waiver, is calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00%.
(d) Net of voluntary fee waiver. Absent such fee waiver, administration fees would have been .15% for the Fund's shares. Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement.
(e) Net of voluntary fee waiver and/or expense reimbursement. In the absence of such waiver and/or reimbursement, total fund operating expenses for Strategic Balanced Fund would have been 2.35%, total fund operating expenses for All-Asia Investment Fund would have been 3.32% annualized and total fund operating expenses for International Fund would have been 1.69%, annualized.
(f) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 3.48%.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund and Technology Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. The information shown in the table for the Alliance Fund, Premier Growth Fund, Technology Fund, Quasar Fund, All-Asia Investment Fund, Strategic Balanced Fund, Income Builder Fund, Utility Income Fund and Growth and Income Fund reflects expenses based on the Funds' most recent fiscal periods. For all other Funds, "Other Expenses" are based on estimated amounts for those Fund's current fiscal year. "Management fees" for International Fund and All-Asia Investment Fund and "Administration fee" for All-Asia Investment Fund have been restated to reflect current voluntary fee waivers. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered representative of future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

The following terms are frequently used in this Prospectus.

Equity securities are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, Hong Kong, the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch Investors Service, L.P.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The tables on the following pages present per share income and capital changes for an Advisor Class share outstanding throughout each period indicated. Except as otherwise indicated, information for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent auditors for each such Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund, Real Estate Investment Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each such Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.


Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.


                                     Net                              Net               Net
                                    Asset                        Realized and        Increase                         Distributions
                                    Value                         Unrealized       (Decrease) In     Dividends From    In Excess Of
                                Beginning Of   Net Investment   Gain (Loss) On    Net Asset Value    Net Investment   Net Investment
  Fiscal Year or Period            Period       Income (Loss)     Investments     From Operations        Income           Income
  ---------------------         ------------   --------------    -------------    ---------------    --------------   --------------

Alliance Fund
   Advisor Class
   12/1/96 to 5/31/97++           $ 7.71         $(.01)(b)          $ .67              $ .66             $(.04)           $0.00
   10/2/96+ to 11/30/96             6.99          0.00                .72                .72              0.00             0.00

Growth Fund
   Advisor Class
   11/1/96 to 4/30/97++           $34.91         $ .02(b)           $1.94              $1.96             $0.00            $0.00
   10/2/96+ to 10/31/96            34.14          0.00(b)             .77                .77              0.00             0.00

Premier Growth Fund
   Advisor Class
   12/1/96 to 5/31/97++           $17.99         $(.02)(b)          $2.66              $2.64             $0.00            $0.00
   10/2/96+ to 11/30/96            15.94          (.01)(b)           2.06               2.05              0.00             0.00

Technology Fund
   Advisor Class
   12/1/96 to 5/31/97++           $51.17         $(.10)(b)          $ .68              $ .58             $0.00            $0.00
   10/2/96+ to 11/30/96            47.32          (.05)(b)           3.90               3.85              0.00             0.00

Quasar Fund
   Advisor Class
   10/2/96+ to 3/31/96++          $27.82         $(.04)(b)          $ .33              $ .29             $0.00            $0.00

International Fund
   Advisor Class
   Year ended 6/30/97             $17.96         $ .16(b)           $1.78              $1.94             $(.15)           $0.00

Worldwide Privatization Fund
   Advisor Class
   Year ended 6/30/97             $12.14         $ .18(b)           $2.52              $2.70             $(.19)           $0.00

New Europe Fund
   Advisor Class
   Year ended 7/31/97             $16.25         $ .11(b)           $3.76              $3.87             $(.09)           $(.14)

All-Asia Investment Fund
   Advisor Class
   11/1/96 to 4/30/97++           $11.04         $(.09)(b)          $(.53)             $(.62)            $0.00            $0.00
   10/2/96+ to 10/31/96            11.65          0.00(c)            (.61)              (.61)             0.00             0.00

Global Small Cap Fund
   Advisor Class
   Year ended 7/31/97             $12.56         $(.08)(b)          $1.97              $1.89             $0.00            $0.00

Strategic Balanced Fund
   Advisor Class
   Year ended 7/31/97             $19.49         $ .42(b)(c)        $(.12)             $(.30)            $0.00            $0.00

Balanced Shares
   Advisor Class
   Year ended 7/31/97             $14.79         $ .23              $3.22              $3.45             $(.27)           $0.00

Income Builder Fund
   Advisor Class
   10/2/96 to 4/30/97++           $10.00         $ .25(b)           $2.27              $2.52             $(.27)           $0.00

Utility Income Fund
   Advisor Class
   12/1/96 to 5/31/97++           $10.59         $ .18(b)(c)        $ .07              $ .25             $(.20)           $0.00
   10/2/96+ to 11/30/96             9.95           .03(c)             .61                .64              0.00             0.00

Growth and Income Fund
   Advisor Class
   11/1/96 to 4/30/97++           $ 3.00         $ .03              $ .36              $ .39             $(.03)
   10/2/96+ to 10/31/96             2.97          0.00                .03                .03              0.00            $0.00

Real Estate Investment Fund
   Advisor Class
   10/1/96+ to 8/31/97            $10.00         $ .35(b)           $2.88              $3.23             $(.41)(f)        $0.00

--------------------------------------------------------------------------------
 +   Commencement of distribution.
++   Unaudited
 *   Annualized.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and/or expense reimbursement.
(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent fiscal year, their expense ratios, giving effect to the expense offset arrangements described in (e) below, would have been as follows:

                                     1996   1997                          1997
     All-Asia Investment Fund                       Strategic Balanced
         Advisor Class              5.54%#    --        Advisor Class     2.35%#
     Utility Income Fund
         Advisor Class              3.48%#  3.14#
     Real Estate Investment Fund
         Advisor Class              1.47%#

     -------------
     # annualized


                                               Total        Net Assets                     Ratio Of Net
                    Total       Net Asset    Investment      At End Of       Ratio Of       Investment
 Distributions    Dividends       Value     Return Based      Period         Expenses      Income (Loss)                    Average
    From Net         And         End Of     on Net Asset      (000's        To Average      To Average      Portfolio     Commission
 Realized Gains  Distributions   Period       Value (a)      omitted)       Net Assets      Net Assets    Turnover Rate      Rate
 --------------  -------------  ---------   ------------   -----------      ----------     -------------  -------------   ----------



    $(1.06)         $(1.10)      $ 7.27        10.43%       $ 8,693           .89%*           (.19)%*          107%        $0.0559
      0.00            0.00         7.71        10.30          1,083           .89*            0.38*             80          0.0646


    $(1.03)         $(1.03)      $35.84         5.64%       $54,075           .99%*            .11%*           .19%        $0.0537
      0.00            0.00        34.91         2.26            946          1.26*            0.50*             46          0.0584


    $(1.08)         $(1.08)      $19.55        15.87%       $33,225          1.28%*           (.30)%*           47%        $0.0598
      0.00            0.00        17.99        12.86          1,922          1.50*            (.48)*            95          0.0651


     $(.42)         $ (.42)      $51.33         1.15%       $77,548          1.55%*           (.48)%*           28%        $0.0576
      0.00            0.00        51.17         8.14            566          1.75*           (1.21)*            30          0.0612


    $(4.11)         $(4.11)      $24.00         1.36%       $14,761          1.34%*(e)        (.40)%*           75%        $0.0533


    $(1.08)         $(1.23)      $18.67        11.57%       $ 8,697          1.69%*          (1.47)%*           94%        $0.0363


    $(1.42)         $(1.61)      $13.23        25.24%       $   374          1.96%*           2.97%*            48%        $0.0132


    $(1.32)         $(1.55)      $18.57        25.76%       $ 4,430          1.71%*            .77%*            89%        $0.0569


     $(.34)         $ (.34)      $10.08        (5.89)%      $ 2,479          3.44%*          (2.30)%*           56%        $0.0269
      0.00            0.00        11.04        (5.24)            27          3.07*(d)         1.63*             66          0.0280


    $(1.56)         $(1.56)      $12.89        17.08%       $   333          2.05%*(e)        (.84)%*          129%        $0.0364


    $ 0.00          $ 0.00       $19.79         1.54%       $    50          1.10%(d)(e)*     3.40%*           170%        $0.0395


    $(1.80)         $(2.07)      $16.17        25.96%       $ 1,565          1.30%*(e)        2.15%*           207%        $0.0552


     $(.61)         $ (.88)      $11.64         8.48%       $    73          2.07%*           4.56%*           169%        $0.0519


     $(.13)         $ (.33)      $10.51         2.35%       $    39          1.20%*(d)        3.45%*            23%        $0.0411
      0.00            0.00        10.59         6.33             33          1.20*(d)         4.02*             98          0.0536


     $(.38)          $(.41)       $ 2.98        13.46%      $ 1,850          .75%*            1.95%*            55%        $0.0585
      0.00            0.00         3.00         1.01             87          0.37*            3.40*             88          0.0625


     $0.00          $ (.41)(f)   $12.82        32.72%       $ 2,313          1.45%*(d)(e)     3.07%*            20%        $0.0518


--------------------------------------------------------------------------------
(e) The following funds benefitted from an expense offset arrangement with the transfer agent. Had such expense offsets not been in effect, the rate of expense to average net assets absent the assumption and/or waiver reimbursement of expenses described in note(d) above would have been as follows:

                                1997                                   1997
                                ----                                   ----
     International Fund                   New Europe Fund
         Advisor Class         1.69%#         Advisor Class            1.71%#
     Global Small Cap Fund                Balanced Shares Fund
         Advisor Class         2.04%#         Advisor Class            1.29%#
     Strategic Balanced Fund              Real Estate Fund
         Advisor Class         2.35%#         Advisor Class            1.44%#

------------
# annualized

(f) Distribution from net investment income include a tax return of capital of $.03.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

Domestic Stock Funds

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth Fund


Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities rated at the time of purchase below Caa-by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.


The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (iii) invest in securities that are not publicly traded, including Rule 144A securities; (iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements of up to 25% of its total assets and purchase and sell securities on a forward commitment basis; (vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; (ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under U.S. law that have their principal office in the U.S., and (ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Technology Fund

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options; (ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets;
(iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Global Stock Funds

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.


The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. In this regard, at June 30, 1997, approximately 28% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.


The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that not more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance New Europe Fund

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.


Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in larger, established companies, but will also invest in smaller, emerging companies.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.


The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. In this regard, at July 31, 1997, approximately 32% of the Fund's assets were invested in securities of issuers in the United Kingdom.


The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies; (iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities"; (iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts; (vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Investment Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings," "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments; (vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes;
(xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Global Small Cap Fund

Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.


The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and (vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


Total Return Funds

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S. Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and

"--Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government; (iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets; (vii) purchase and sell securities on a forward commitment basis; (viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts;
(ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund

Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants;
(ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities; (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts; (vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes; (vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements; (x) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and Practices--Short Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations--Foreign Investment."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts; (vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes; (viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and
(xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Growth and Income Fund

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.


The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. The Fund may also purchase and sell financial forward and futures contracts and options thereon for hedging purposes. For additional information on the use, rights and costs of these policies and practices, see "Additional Investment Practices."

Alliance Real Estate Investment Fund

Alliance Real Estate Investment Fund, Inc. ("Real Estate Investment Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Fund will invest for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These instruments are described below. The risks associated with the Fund's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be derivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Risk Considerations" for a description of these and other risks.

As to any investment in Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity

Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.


Investment Process for Real Estate Equity Securities

Real Estate Investment Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the success of Real Estate Equity Securities. Value added management will further distinguish the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection and securities analysis.


The universe of property-owning real estate industry firms consists of approximately 130 companies of sufficient size and quality to merit consideration for investment by the Fund. In implementing the Fund's research and investment process, Alliance will avail itself of the consulting services of CB Commercial Real Estate Group, Inc. ("CBC"), a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities (CBC in August of 1997 acquired Koll Management Services ("Koll"), which previously provided these consulting services to Alliance). In 1996, CBC (and Koll, on a combined basis) completed 25,000 sale and lease transactions, managed over 4,100 client properties, created over $3.5 billion in mortgage originations, and completed over 2,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. As consultant to Alliance, CBC provides access to its proprietary model, REIT-Score, that analyzes the approximately 12,000 properties owned by these 130 companies. Using proprietary databases and algorithms, CBC analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 650 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBC in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the cmposite rankings of the properties they own. See "Management of the Funds--Consultant to Advir" for more information about CBC.

Once the universe of real estate industry companies has been distilled through the market research process, CBC's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBC's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance will make extensive use of CBC's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

The short-term investments in which Real Estate Investment Fund may invest are: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not so rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund may also engage in the following investment practices to the extent indicated: (i) invest up to 10% of its net assets in rights or warrants; (ii) invest up to 15% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (iii) lend portfolio securities equal in value to not more than 25% of total assets; (iv) enter into repurchase agreements of up to seven days' duration; (v) enter into forward commitments transactions as long as the Fund's aggregate commitments under such transactions are not more than 30% of the Fund's total assets; (vi) enter into standby commitment agreements; (vii) make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales; and (viii) invest in illiquid securities unless, as a result, more than 15% of its net assets would be so invested.


ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described above.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.


Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities except with respect to Growth Fund, Strategic Balanced Fund and Income Builder Fund, where investments in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.


A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the

Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.


Mortgage-Backed Securities and Associated Risks. Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Fund does not intend to invest in residual interests.

Risks. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those generally associated with investing in the real estate industry in general. These unique risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. See "Risk Considerations--Mortgage-Backed Securities" for a more complete description of the characteristics of Mortgage-Backed Securities and associated risks.


Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross- hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.


No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Premier Growth Fund and Growth and Income Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Premier Growth Fund and Growth and Income Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.


Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.


A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.


Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.


The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund, Utility Income Fund or Real Estate Investment Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. No Fund, other than Income Builder Fund, will enter into a standby commitment with a remaining term in excess of 45 days. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund and Real Estate Investment Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of the Fund's assets taken at the time of making the commitment.


There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."


Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund and Real Estate Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.


General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates for the existing classes of shares of the Fund are set forth in the tables that begin on page 38. These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof; (iii) in oil, gas or other mineral exploration or development programs; or (iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or
(ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.


Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities; (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.


Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion); (iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.


Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.


Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.


Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.


Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S.

Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.


Real Estate Investment Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result
(a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) invest 25% or more of its total assets in the securities of issuers conducting their principal businesactivities in any one industry, other than the real estatindustry in which the Fund will invest at least 25% or morof its total assets, except that this restriction does not applto U.S. Government securities;
(iv) purchase or sell real estate, except thait may purchase and sell securities of companies which deain real estate or interests therein, including Real Estate Equity curities; or (v) borrow money except for temporary or emergey purposes or to meet redemption requests, in an amount t exceeding 5% of the value of its total assets at the time the borrowing is mad.


RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, and Worldwide Privatization Fund and a substantial portion of the assets of Global Small Cap Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.


Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.


Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling--dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. dollar to the pound sterling was 1.50 in 1993 and 1.56 in 1996. On September 30, 1997 the U.S. dollar-pound sterling exchange rate was 1.61.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 4118.5 at the end of 1996, up approximately 12% from the end of 1995. On September 30, 1997 the FT-SE 100 index closed at 5,244.2, up approximately 27% from the end of 1996.

The public sector borrowing requirement, a mandated measure of the amount required to balance the budget, has been, over the last two fiscal years, higher than forecast. The general government fiscal deficit has been in excess of the eligibility limit prescribed by the European Union for countries that intend to participate in the Economic and Monetary Union ("EMU"), which is scheduled to take effect in January 1999. The government, however, expects that the deficit will drop below that limit during calendar year 1997 and will continue to drop in the 1997-98 and 1998-99 fiscal years. Although the government has not yet made a formal announcement with respect to the United Kingdom's participation in the EMU, remarks of the Chancellor of the Exchequer made in mid-October 1997 suggest that the United Kingdom will not participate in the EMU beginning in January 1999 but may do so thereafter.

From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, holding 418 of 658 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. For further information regarding the United Kingdom, see the Statement of Additional Information of New Europe Fund.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. dollar, but has fallen from its post-World War II high (in 1995) against the U.S. dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX closed at 1,559.09, up approximately 8% from the end of 1993; in 1995, the TOPIX closed at 1,577.70, up approximately 1% from the end of 1994; and in 1996, the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On September 30, 1997, the TOPIX closed at 1,388.32, down 5.6% from the end of 1996. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The price/earnings ratios of First Section companies, however, are on average high in comparison with other major stock markets.


In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.


Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996 Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan has returned to a single-party government led by Prime Minister Ryutaro Hashimoto. While Mr. Hashimoto's party does not control a majority of the seats in the parliament it is only three seats short of the 251 seats required to attain a majority in the House of Representatives (down from a 12-seat shortfall just after the October 1996 election). For further information regarding Japan, see the Statements of Additional Information for All-Asia Investment Fund and International Fund.


Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.


The Real Estate Industry. Although Real Estate Investment Fund does not invest directly in real estate, it does invest primarily in Real Estate Equity Securities and does have a policy of concentration of its investments in the real estate industry.

Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

Mortgage-Backed Securities. As discussed above, investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.


U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practices--Mortgage-Backed Securities."

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities and other regulated investment companies are not subject to these limitations. Because each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

--------------------------------------------------------------------------------
                                PURCHASE AND SALE
--------------------------------------------------------------------------------
                                    OF SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES

Each Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares of each Fund may be purchased through your financial representative at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD,
(ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets,
(iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds, and (iv) through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent. For more detailed information about who may purchase and hold Advisor Class shares see the Statements of Additional Information. A shareholder's Advisor Class shares will automatically convert to Class A shares of the same Fund under certain circumstances. For a more detailed description of the conversion feature and Class A shares, see "Conversion Feature."

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of each Fund in which the program invests in order to be approved by AFD for investment in Advisor Class shares. Share certificates are issued only upon request. See the Subscription Application and the Statements of Additional Information for more information.

The Funds may refuse any order to purchase Advisor Class shares. In this regard, the Funds reserve the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

How the Funds Value Their Shares


The net asset value of Advisor Class shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to the Advisor Class by the outstanding shares of the Advisor Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe accurately reflects fair market value.


HOW TO SELL SHARES

You may "redeem," i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial representative. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what documents are required by your fee-based program or employee benefit plan, you should contact your financial representative.

Selling Shares Through Your Financial Representative

Your financial representative must receive your request before 4:00 p.m. Eastern time, and your financial representative must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value. Your financial representative is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial representative, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                             Alliance Fund Services
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                 1-800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and, except for certain omnibus accounts, may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Except for certain omnibus accounts, redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.



General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672.


HOW TO EXCHANGE SHARES

You may exchange your Advisor Class shares of any Fund for Advisor Class shares of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value. Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

GENERAL

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of a Fund that are different from those described in this Prospectus. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

Each Fund offers three classes of shares other than the Advisor Class, which are Class A, Class B and Class C. All classes of shares of a Fund have a common investment objective and investment portfolio. Class A shares are offered with an initial sales charge and pay a distribution services fee. Class B shares have a contingent deferred sales charge (a "CDSC") and also pay a distribution services fee. Class C shares have no initial sales charge or CDSC as long as they are not redeemed within one year of purchase, but pay a distribution services fee. Because Advisor Class shares have no initial sales charge or CDSC and pay no distribution services fee, Advisor Class shares are expected to have different performance from Class A, Class B or Class C shares. You can obtain more information about Class A, Class B and Class C shares, which are not offered by this Prospectus, by contacting AFS by telephone at 1-800-221-5672 or by contacting your financial representative.


-------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
-------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                          Principal occupation
                                                             during the past
     Fund              Employee; year; title                   five years
--------------------------------------------------------------------------------

The Alliance Fund      Alden M. Stewart since 1997--      Associated with
                       Executive Vice President of        Alliance since
                       Alliance Capital Management        1993; prior
                       Corporation ("ACMC")*              thereto,
                                                          associated with
                                                          Equitable Capital
                                                          Management
                                                          Corporation
                                                          ("Equitable
                                                          Capital")**

                       Randall E. Haase since 1997--      Associated with
                       Senior Vice President of ACMC      Alliance since July
                                                          1993; prior
                                                          thereto,
                                                          associated with
                                                          Equitable Capital

Growth Fund            Tyler Smith since inception--      Associated with
                       Senior Vice President of ACMC      Alliance since
                                                          July 1993; prior
                                                          thereto,
                                                          associated with
                                                          Equitable Capital

Premier Growth Fund    Alfred Harrison since inception--  Associated with
                       Vice Chairman of ACMC              Alliance

Technology Fund        Peter Anastos since 1992--         Associated with
                       Senior Vice President of ACMC      Alliance

                       Gerald T. Malone since 1992--      Associated with
                       Senior Vice President of ACMC      Alliance since
                                                          1992; prior
                                                          thereto
                                                          associated with
                                                          College
                                                          Retirement
                                                          Equities Fund

Quasar Fund            Alden M. Stewart since 1994--      (see above)
                       (see above)

                       Randall E. Haase since 1994--      (see above)
                       (see above)

International Fund     A. Rama Krishna since 1993--       Associated with
                       Senior Vice President of ACMC      Alliance since
                       and director of Asian Equity       1993, prior
                       research                           thereto,
                                                          Chief Investment
                                                          Strategist and
                                                          Director--Equity
                                                          Research for CS
                                                          First Boston

Worldwide              Mark H. Breedon since inception--  Associated with
Privatization          Senior Vice President of ACMC      Alliance
                       and Director and Vice President
                       of Alliance Capital Limited ***

New Europe Fund        Steven Beinhacker--                Associated with
                       Vice President of ACMC             Alliance

All-Asia Investment    A. Rama Krishna since inception--  (see above)
Fund                   (see above)

Global Small Cap       Alden M. Stewart since 1994--      (see above)
Fund                   (see above)

                       Randall E. Haase since 1994--      (see above)
                       (see above)

                       Ronald L. Simcoe since 1993--      Associated with
                       Vice President of ACMC             Alliance since
                                                          1993; prior thereto,
                                                          associated with
                                                          Equitable Capital


Strategic Balanced     Nicholas D.P. Carn                 Associated with
Fund                   Vice President of ACMC             Alliance since
                                                          1997; prior
                                                          thereto, Chief
                                                          Investment
                                                          Officer and
                                                          Portfolio Manager
                                                          at Draycott
                                                          Partners

Balanced Shares        Paul Rissman since 1997--          Associated with
                       Senior Vice President of ACMC      Alliance


Income Builder Fund    Andrew M. Aran since 1994--        Associated with
                       Senior Vice President of ACMC      Alliance

                       Thomas M. Perkins since 1991--     Associated with
                       Senior Vice President of ACMC      Alliance

                       Vita Marie Pike since 1997--       Associated with
                       Vice President of ACMC             Alliance


                       Corinne Molof Hill since 1997--    Associated with
                       Vice President of ACMC             Alliance

Utility Income Fund    Paul Rissman since 1996--          Associated with
                       (see above)                        Alliance


Growth & Income        Paul Rissman since 1994--          Associated with
Fund                   (see above)                        Alliance


Real Estate            Daniel G. Pine since 1996          Associated with
Investment Fund        Senior Vice President              Alliance since
                       of ACMC                            1996; prior
                                                          thereto, Senior
                                                          Vice President of
                                                          Desai Capital
                                                          Management

                       David Kruth since 1997--           Associated with
                       Vice President of ACMC             Alliance since
                                                          1997; prior
                                                          thereto Senior
                                                          Vice President of
                                                          the Yarmouth
                                                          Group


----------

  *  The sole general partner of Alliance.

 ** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.

***  An indirect wholly-owned subsidiary of Alliance.


Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1997 totaling more than $199 billion (of which approximately $71 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 54 registered investment companies managed by Alliance comprising 116 separate investment portfolios currently have over two million shareholders. As of June 30, 1997, Alliance was an investment manager of employee benefit plan assets for 29 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in each Fund's Statement of Additional Information under "Management of the Funds."


Performance of Similarly Managed Portfolios. In addition to managing the assets of Premier Growth Fund, Mr. Harrison has ultimate responsibility for the management of 35 portfolios of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for Premier Growth Fund, except for the ability of Premier Growth Fund to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios are also not subject to certain limitations, diversification requirements and other restrictions to which Premier Growth Fund, as a registered investment company, is subject and which if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios. See "Investment Objective and Policies."

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for each of the eighteen full calendar years during which Mr. Harrison has managed the Historical Portfolios and cumulatively through September 30, 1997. As of September 30, 1997, the assets in the Historical Portfolios totaled approximately $12.4 billion and the average size of an institutional account in the Historical Portfolio was $355 million. Each Historical Portfolio has a nearly identical composition of individual investment holdings and related percentage weightings.

The performance data is gross of advisory fees charged to those accounts. Total returns would be lower if advisory fees had been taken into account. The performance data includes the cost of brokerage commissions, but excludes custodial fees, transfer agency costs and other administrative expenses that will be payable by Premier Growth Fund and will result in a higher expense ratio for Premier Growth Fund. Expenses associated with the distribution of Class A, Class B and Class C shares of Premier Growth Fund in accordance with the plan adopted by Premier Growth Fund's Board of Directors pursuant to Rule 12b-1 of the 1940 Act ("distribution fees") are also excluded. See "Expense Information." The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The composite total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

To the extent Premier Growth Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 and Russell 1000 Growth Index may not be substantially comparable to Premier Growth Fund. The S&P 500 and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 and Russell 1000 Growth Index do not reflect the deduction of any fees. If Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, Premier Growth Fund's performance relative to the index would be reduced by Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses as well as by the impact on Premier Growth Fund's shareholders of sales charges and income taxes.


The Lipper Growth Fund Index is prepared by Lipper Analytical Services, Inc. and represents a composite index of the investment performance for the 30 largest growth mutual funds. The composite investment performance of the Lipper Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.

The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.


      Schedule of Composite Investment Performance--Historical Portfolios

                                                        Russell       Lipper
                        Historical      S&P 500          1000         Growth
                        Portfolios       Index       Growth Index   Fund Index
                       Total Return   Total Return   Total Return  Total Return
                       ------------   ------------   ------------  ------------
Year ended:
  December 31, 1996 ...     23.22          22.96          23.12         17.48
  December 31, 1995** .     41.12          37.58          37.19         32.65
  December 31, 1994 ...     (3.83)          1.32           2.66         (1.57)
  December 31, 1993 ...     11.62          10.08           2.90         11.98
  December 31, 1992 ...     13.27           7.62           5.00          7.63
  December 31, 1991 ...     40.19          30.47          41.16         35.20
  December 31, 1990 ...     (0.57)         (3.10)         (0.26)        (5.00)
  December 31, 1989 ...     40.08          31.69          35.92         28.60
  December 31, 1988 ...     11.96          16.61          11.27         15.80
  December 31, 1987 ...      9.57           5.25           5.31          1.00
  December 31, 1986 ...     28.60          18.67          15.36         15.90
  December 31, 1985 ...     38.68          31.73          32.85         30.30
  December 31, 1984 ...     (2.33)          6.27           (.95)        (2.80)
  December 31, 1983 ...     21.95          22.56          15.98         22.30
  December 31, 1982 ...     29.23          21.55          20.46         20.20
  December 31, 1981 ...     (0.10)         (4.92)        (11.31)        (8.40)
  December 31, 1980 ...     52.10          32.50          39.57         37.30
  December 31, 1979 ...     31.99          18.61          23.91         27.40
Cumulative total return
 for the period
 January 1, 1979 to
 September 30, 1997 ...   3748.17        1888.65        1656.41       1772.84


----------

 * Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.

** During this period, the Historical Portfolios differed from Premier Growth Fund in that Premier Growth Fund invested a portion (4.54%) of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based. During this period, Premier Growth Fund's total return, at net asset value, was 46.87%.


The average annual total returns presented below are based upon the cumulative total return as of September 30, 1997, and for more than one year assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.




                                       Average Annual Total Returns
                             ------------------------------------------------
                                                      Russell        Lipper
                             Historical   S&P 500      1000          Growth
                             Portfolios    Index   Growth Index    Fund Index
                             ----------    -----   ------------    ----------
Three years ...............    33.26       29.92       29.81          24.84
Five years ................    22.99       20.77       19.66          18.62
Ten years .................    17.03       14.75       14.66          13.19
Since January 1, 1979 .....    21.07       11.69       16.51          16.18

ADMINISTRATOR TO ALL-ASIA INVESTMENT FUND

Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

CONSULTANT TO ALLIANCE WITH RESPECT TO INVESTMENT IN REAL ESTATE SECURITIES

Alliance, with respect to investment in real estate securities, has retained as a consultant CB Commercial Real Estate Group, Inc. ("CBC"), a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities (CBC in August of 1997 acquired Koll, which previously provided these consulting services to Alliance). In 1996, CBC (and Koll, on a combined basis) completed 25,000 sale and lease transactions, managed over 4,100 client properties, created over $3.5 billion in mortgage originations, and completed over 2,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. CBC will make available to Alliance the CBC National Real Estate Index, which gathers, analyzes and publishes targeted research data for the 65 largest U.S. markets, based on a variety of public-sector and private-sector sources as well as CBC's proprietary database of approximately 60,000 property transactions representing over $400 billion of investment property. This information provides a substantial component of the research and data used to create the REIT-Score model. As a consultant, CBC provides to Alliance, at Alliance's expense, such in-depth information regarding the real estate market, the factors influencing regional valuations and analysts of recent transactions in office, retail, industrial and multi-family properties as Alliance shall from time to time request. CBC will not furnish advice or make recommendations regarding the pruchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

CBC is one of the three largest fee-based property management firms in the United States, the largest commercial real estate lease brokerage firm in the country, the largest investment property brokerage firm in the country, as well as one of the largest publishers of real estate research, with approximately 6,000 employees nationwide. CBC will privide Alliance with exclusive access to its REIT-Score model which ranks approximately 130 REITs based on the relative attractiveness of the property markets in which they own real estate. This model scores the approximately 12,000 individual properties owned by these companies. REIT-Score is in turn based on CBC's National Real Estate Index which gathers, analyzes and publishes targeted research for the 65 largest U.S. real estate markets based on a variety of public- and private-sector sources as well as CBC's proprietary database of 60,000 commercial property transactions representing over $400 billion of investment property and over 3,000 tracked properties which report rent and expense data quarterly. CBC has previously provided access to its REIT-Score model results primarily to the institutional market through subscriptions. The model is no longer provided to any research publications and the Fund is currently the only mutual fund available to retail investors that has access to CBC's REIT-Score model.


DISTRIBUTION SERVICES AGREEMENTS

Each Fund has entered into a Distribution Services Agreement with AFD with respect to the Advisor Class shares. The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
--------------------------------------------------------------------------------
                                    AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains. Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, a portion of the distributions paid to Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.


If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES


Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. Dividends received from REITs generally do not constitute qualifying dividends. A corporation's dividends-received deduction generally will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90 day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

Distributions of net capital gains are not eligible for the dividends-received deduction referred to above.

Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains--that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund.

Distributions received by a shareholder of Real Estate Investment Fund may include nontaxable returns of capital, which will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant) any further returns of capital will be taxable as capital gain.

Under the current federal tax law, the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, generally such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.


Distributions by a Fund may be subject to state and local taxes. Alliance Fund, Premier Growth Fund, Technology Fund, Income Builder Fund, Quasar Fund, New Europe Fund, Balanced Shares and Growth and Income Fund are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.


Under certain circumstances, if a Fund realizes losses from fluctuations in currency exchange rates after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Shareholders will be advised annually as to the tax status of dividends and capital gains and return of capital distributions. Shareholders are urged to consult their tax advisors regarding their own tax situation.

--------------------------------------------------------------------------------
                               CONVERSION FEATURE
--------------------------------------------------------------------------------


CONVERSION TO CLASS A SHARES

Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "How to Buy Shares," and by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with an investment advisor or financial intermediary, in each case that satisfies the requirements to purchase shares set forth under "How to Buy Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in this Prospectus (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in this Prospectus, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge.

DESCRIPTION OF CLASS A SHARES

The following sets forth maximum transaction costs, annual expenses, per share income and capital charges for Class Ashares of each of the Funds. Class A shares are subject to a distribution fee that may not exceed an annual rate of
 .30%. The higher fees mean a higher expense ratio, so Class A shares pay correspondingly lower dividends and may have a lower net asset value than Advisor Class shares.

Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in Class A shares of a Fund and annual expenses for Class A shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment for the periods specified.

                                                                 Class A Shares
                                                                 --------------
Maximum sales charge imposed on purchases (as a percentage
of offering price) (a) .......................................     None (sales
                                                                 charge waived)

Sales charge imposed on dividend reinvestments ...............        None

Deferred sales charge (as a
percentage of original purchase
price or redemption proceeds,
whichever is lower) ..........................................        None

Exchange fee .................................................        None

--------------------------------------------------------------------------------


           Operating Expenses                              Examples(a)
---------------------------------------           ------------------------------
Alliance Fund                   Class A                                Class A
                                -------                                -------
   Management fees                .70%            After 1 year          $ 11
   12b-1 fees                     .19%            After 3 years         $ 33
   Other expenses (b)             .15%            After 5 years         $ 57
                                 ----             After 10 years        $127
   Total fund
      operating expenses         1.04%
                                 ====

Growth Fund                     Class A                                Class A
                                -------                                -------
   Management fees                .75%            After 1 year          $ 13
   12b-1 fees                     .30%            After 3 years         $ 41
   Other expenses (b)             .25%            After 5 years         $ 71
                                 ----             After 10 years        $157
   Total fund
      operating expenses         1.30%
                                 ====

Premier Growth Fund             Class A                                Class A
                                -------                                -------
   Management fees               1.00%            After 1 year          $ 17
   12b-1 fees                     .33%            After 3 years         $ 52
   Other expenses (b)             .32%            After 5 years         $ 90
                                 ----             After 10 years        $195
   Total fund
      operating expenses         1.65%
                                 ====

Technology Fund                 Class A                                Class A
                                -------                                -------
   Management fees (g)           1.11%            After 1 year          $ 18
   12b-1 fees                     .30%            After 3 years         $ 55
   Other expenses (b)             .33%            After 5 years         $ 94
                                 ----             After 10 years        $205
   Total fund
      operating expenses         1.74%
                                 ====

Quasar Fund                     Class A                                Class A
                                -------                                -------
   Management fees (g)           1.15%            After 1 year          $ 18
   12b-1 fees                     .21%            After 3 years         $ 56
   Other expenses (b)             .43%            After 5 years         $ 97
                                 ----             After 10 years        $211
   Total fund
      operating expenses         1.79%
                                 ====


International Fund              Class A                                Class A
                                -------                                -------
   Management fees
      (after waiver) (c)          .85%            After 1 year          $ 16
   12b-1 fees                     .17%            After 3 years         $ 50
   Other expenses (b)             .56%            After 5 years         $ 86
                                 ----             After 10 years        $188
   Total fund
      operating expenses (d)     1.58%
                                 ====


Worldwide Privatization Fund    Class A                                Class A
                                -------                                -------
   Management fees               1.00%            After 1 year          $ 17
   12b-1 fees                     .30%            After 3 years         $ 54
   Other expenses (b)             .42%            After 5 years         $ 93
                                 ----             After 10 years        $203
   Total fund
      operating expenses         1.72%
                                 ====

-------------------------------------------------------------------------------

Please refer to the footnotes on page 44.


           Operating Expenses                              Examples(a)
------------------------------------------        ------------------------------
New Europe Fund                    Class A                             Class A
                                   -------                             -------
   Management fees                  1.06%         After 1 year          $ 21
   12b-1 fees                        .30%         After 3 years         $ 64
   Other expenses (b)                .69%         After 5 years         $110
                                    ----          After 10 years        $238
   Total fund
      operating expenses            2.05%
                                    ====

All-Asia Investment Fund           Class A                             Class A
                                   -------                             -------
   Management fees                                After 1 year          $ 31
      (after waiver) (c)             .65%         After 3 years         $ 96
   12b-1 fees                        .30%         After 5 years         $163
   Other expenses                                 After 10 years        $343
      Administration fees
        (after waiver) (d)           .00%
      Other operating expenses(b)   2.17%
                                    ----
   Total other expenses             2.17%
                                    ----
   Total fund
      operating expenses (e)        3.12%
                                    ====

Global Small Cap Fund              Class A                             Class A
                                   -------                             -------
   Management fees                  1.00%         After 1 year          $ 24
   12b-1 fees                        .30%         After 3 years         $ 75
   Other expenses (b)               1.11%         After 5 years         $129
                                    ----          After 10 years        $275
   Total fund
      operating expenses            2.41%
                                    ====

Strategic Balanced Fund            Class A                             Class A
                                   -------                             -------
   Management fees
      (after waiver) (c)             .09%         After 1 year          $ 14
   12b-1 fees                        .30%         After 3 years         $ 44
   Other expenses (b)               1.01%         After 5 years         $ 77
                                    ----          After 10 years        $168
   Total fund
      operating expenses (e)        1.40%
                                    ====

Balanced Shares                    Class A                             Class A
                                   -------                             -------
   Management fees                   .63%         After 1 year          $ 15
   12b-1 fees                        .24%         After 3 years         $ 46
   Other expenses (b)                .60%         After 5 years         $ 80
                                    ----          After 10 years        $176
   Total fund
      operating expenses            1.47%
                                    ====

Income Builder Fund                Class A                             Class A
                                   -------                             -------
   Management fees                   .75%         After 1 year          $ 23
   12b-1 fees                        .30%         After 3 years         $ 70
   Other expenses (b)               1.20%         After 5 years         $120
                                    ----          After 10 years        $258
   Total fund
      operating expenses            2.25%
                                    ====

Utility Income Fund                Class A                             Class A
                                   -------                             -------
   Management fees
      (after waiver) (c)            0.00%         After 1 year          $ 15
   12b-1 fees                        .30%         After 3 years         $ 47
   Other expenses (b)               1.20%         After 5 years         $ 82
                                    ----          After 10 years        $179
   Total fund
      operating expenses (f)        1.50%
                                    ====

Growth and Income Fund             Class A                             Class A
                                   -------                             -------
   Management fees                   .51%         After 1 year          $ 10
   12b-1 fees                        .21%         After 3 years         $ 31
   Other expenses (b)                .25%         After 5 years         $ 54
                                    ----          After 10 years        $119
   Total fund
      operating expenses             .97%
                                    ====


-------------------------------------------------------------------------------
Please refer to the footnotes on page 44.


           Operating Expenses                              Examples(a)
---------------------------------------           ------------------------------
Real Estate Investment Fund     Class A                                Class A
                                -------                                -------
   Management fees                .90%            After 1 year          $ 18
   12b-1 fees                     .30%            After 3 years         $ 56
   Other expenses (b)             .57%            After 5 years         $ 96
                                 ----
   Total fund
      operating expenses         1.77%            After 10 years        $208
                                 ====


-------------------------------------------------------------------------------

(a) Advisor Class shares convert to Class A shares at net asset value and without the imposition of any sales charge and accordingly the maximum sales charge of 4.25% on most purchases of Class A shares for cash does not apply.

(b) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.

(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be .75% for Strategic Balanced Fund and Utility Income Fund and 1.00% for All-Asia Investment Fund and 1.01% for International Fund. International Fund's fee, absent the voluntary fee waiver, is calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00%.

(d) Net voluntary fee waiver. Absent such fee waiver, administration fees would have been .15% for the Fund's Class A shares. Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement.

(e) Net of voluntary fee waiver and/or expense reimbursement. In the absence of such waiver and/or reimbursement, total fund operating expenses for Strategic Balanced Fund would have been 2.08 for Class A shares. Total fund operating expenses for All-Asia Investment Fund would have been 3.62% for Class A shares annualized and total fund operating expenses for International Fund would have been 1.74%, for Class A, annualized.

(f) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 3.38 for Class A shares.

(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund and Technology Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of Class A shares of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. The Rule 12b-1 fee for Class A comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to Class A and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. "Management fees" for International Fund and All-Asia Investment Fund and "Administration fee" for All-Asia Investment Fund have been restated to reflect current voluntary fee waivers. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

Financial Highlights.The tables on the following pages present, for each Fund, per share income and capital changes for a Class A share outstanding throughout each period indicated. Except as indicated below, the information in the tables for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent auditors for each Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.


Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Prospectus.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK
                      -------------------------------------


                                   Net                             Net                Net
                                  Asset                        Realized and         Increase
                                  Value                         Unrealized        (Decrease) In     Dividends From     Distributions
                               Beginning Of   Net Investment  Gain (Loss) On     Net Asset Value    Net Investment       From Net
  Fiscal Year or Period           Period       Income (Loss)   Investments      From Operations        Income         Realized Gains
   -------------------         ------------   --------------  -------------     ---------------    --------------     --------------
Alliance Fund
   Class A
   12/1/96 to 5/31/97+++ ..       $ 7.71         $(.01)b         $  .67             $  .66             $ (.02)           $(1.06)
   Year ended 11/30/96 ....         7.72            .02            1.06               1.08               (.02)            (1.07)
   Year ended 11/30/95 ....         6.63            .02            2.08               2.10               (.01)            (1.00)
   1/1/94 to 11/30/94** ...         6.85            .01            (.23)              (.22)              0.00              0.00
   Year ended 12/31/93 ....         6.68            .02             .93                .95               (.02)             (.76)
   Year ended 12/31/92 ....         6.29            .05             .87                .92               (.05)             (.48)
   Year ended 12/31/91 ....         5.22            .07            1.70               1.77               (.07)             (.63)
   Year ended 12/31/90 ....         6.87            .09            (.32)              (.23)              (.18)            (1.24)
   Year ended 12/31/89 ....         5.60            .12            1.19               1.31               (.04)             0.00
   Year ended 12/31/88 ....         5.15            .08             .80                .88               (.08)             (.35)
   Year ended 12/31/87 ....         6.87            .08             .27                .35               (.13)            (1.94)
   Year ended 12/31/86 ....        11.15            .11             .87                .98               (.10)            (5.16)

Growth Fund (i)
   Class A
   11/1/96 to 4/30/97+++ ..       $34.91         $ (.01)(b)      $ 1.91             $ 1.90             $ 0.00            $(1.03)
   Year ended 10/31/96 ....        29.48            .05            6.20               6.25               (.19)             (.63)
   Year ended 10/31/95 ....        25.08            .12            4.80               4.92               (.11)             (.41)
   5/1/94 to 10/31/94** ...        23.89            .09            1.10               1.19               0.00              0.00
   Year ended 4/30/94 .....        22.67           (.01)(c)        3.55               3.54               0.00             (2.32)
   Year ended 4/30/93 .....        20.31            .05(c)         3.68               3.73               (.14)            (1.23)
   Year ended 4/30/92 .....        17.94            .29(c)         3.95               4.24               (.26)            (1.61)
   9/4/90++ to 4/30/91 ....        13.61            .17(c)         4.22               4.39               (.06)             0.00

Premier Growth Fund
   Class A
   12/1/96 to 5/31/97+++ ..       $17.98         $ (.03)(b)      $ 2.64             $ 2.61             $ 0.00            $(1.08)
   Year ended 11/30/96 ....        16.09           (.04)(b)        3.20               3.16               0.00             (1.27)
   Year ended 11/30/95 ....        11.41           (.03)           5.38               5.35               0.00              (.67)
   Year ended 11/30/94 ....        11.78           (.09)           (.28)              (.37)              0.00              0.00
   Year ended 11/30/93 ....        10.79           (.05)           1.05               1.00               (.01)             0.00
   9/28/92+ to 11/30/92 ...        10.00            .01             .78                .79               0.00              0.00

Technology Fund
   Class A
   12/1/96 to 5/31/97+++ ..       $51.15         $ (.20)(b)      $  .70             $  .50             $ 0.00            $ (.42)
   Year ended 11/30/96 ....        46.64            .39(b)         7.28               6.89               0.00             (2.38)
   Year ended 11/30/95 ....        31.98           (.30)(b)       18.13              17.83               0.00             (3.17)
   1/1/94 to 11/30/94** ...        26.12           (.32)           6.18               5.86               0.00              0.00
   Year ended 12/31/93 ....        28.20           (.29)           6.39               6.10               0.00             (8.18)
   Year ended 12/31/92 ....        26.38           (.22)(b)        4.31               4.09               0.00             (2.27)
   Year ended 12/31/91 ....        19.44           (.02)          10.57              10.55               0.00             (3.61)
   Year ended 12/31/90 ....        21.57           (.03)           (.56)              (.59)              0.00             (1.54)
   Year ended 12/31/89 ....        20.35           0.00            1.22               1.22               0.00              0.00
   Year ended 12/31/88 ....        20.22           (.03)            .16                .13               0.00              0.00
   Year ended 12/31/87 ....        23.11           (.10)           4.54               4.44               0.00             (7.33)
   Year ended 12/31/86 ....        20.64           (.14)           2.62               2.48               (.01)             0.00
Quasar Fund
   Class A
   10/1/96 to 3/31/97+++ ..       $27.92         $ (.11)(b)      $  .27             $  .16             $ 0.00            $(4.11)
   Year ended 9/30/96 .....        24.16           (.25)           8.82               8.57               0.00             (4.81)
   Year ended 9/30/95 .....        22.65           (.22)(b)        5.59               5.37               0.00             (3.86)
   Year ended 9/30/94 .....        24.43           (.60)           (.36)              (.96)              0.00              (.82)
   Year ended 9/30/93 .....        19.34           (.41)           6.38               5.97               0.00              (.88)
   Year ended 9/30/92 .....        21.27           (.24)          (1.53)             (1.77)              0.00              (.16)
   Year ended 9/30/91 .....        15.67           (.05)           5.71               5.66               (.06)             0.00
   Year ended 9/30/90 .....        24.84            .03(b)        (7.18)             (7.15)              0.00             (2.02)
   Year ended 9/30/89 .....        17.60            .02(b)         7.40               7.42               0.00              (.18)
   Year ended 9/30/88 .....        24.47           (.08)          (2.08)             (2.16)              0.00             (4.71)
   Year ended 9/30/87(d) ..        21.80           (.14)           5.88               5.74               0.00             (3.07)
International Fund
   Class A
   Year ended 6/30/97 .....       $18.32         $  .06(b)       $ 1.51             $ 1.57             $ (.12)           $(1.08)
   Year ended 6/30/96 .....        16.81            .05(b)         2.51               2.56               0.00             (1.05)
   Year ended 6/30/95 .....        18.38            .04             .01                .05               0.00             (1.62)
   Year ended 6/30/94 .....        16.01           (.09)           3.02               2.93               0.00              (.56)
   Year ended 6/30/93 .....        14.98           (.01)           1.17               1.16               (.04)             (.09)
   Year ended 6/30/92 .....        14.00            .01(b)         1.04               1.05               (.07)             0.00
   Year ended 6/30/91 .....        17.99            .05           (3.54)             (3.49)              (.03)             (.47)
   Year ended 6/30/90 .....        17.24            .03            2.87               2.90               (.04)            (2.11)
   Year ended 6/30/89 .....        16.09            .05            3.73               3.78               (.13)            (2.50)
   Year ended 6/30/88 .....        23.70            .17           (1.22)             (1.05)              (.21)            (6.35)
------------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 50.


                                     Total           Net Assets                       Ratio Of Net
      Total         Net Asset       Investment        At End Of        Ratio Of       Investment
    Dividends         Value        Return Based        Period          Expenses      Income (Loss)                        Average
       And           End Of        on Net Asset        (000's         To Average      To Average         Portfolio      Commission
 Distributions       Period         Value (a)         omitted)        Net Assets      Net Assets       Turnover Rate     Rate (k)
 -------------     -----------    ------------      ------------      -----------    -------------     -------------     ----------
   $  (1.08)      $    7.29          10.46%          $1,024,652          1.05%*          (.16)%*           107%            $0.0559
      (1.09)           7.71          16.49              999,067          1.04             .30               80              0.0646
      (1.01)           7.72          37.87              945,309          1.08             .31               81                --
       0.00            6.63          (3.21)             760,679          1.05*            .21*              63                --
       (.78)           6.85          14.26              831,814          1.01             .27               66                --
       (.53)           6.68          14.70              794,733           .81             .79               58                --
       (.70)           6.29          33.91              748,226           .83            1.03               74                --
      (1.42)           5.22          (4.36)             620,374           .81            1.56               71                --
       (.04)           6.87          23.42              837,429           .75            1.79               81                --
       (.43)           5.60          17.10              760,619           .82            1.38               65                --
      (2.07)           5.15           4.90              695,812           .76            1.03              100                --
      (5.26)           6.87          12.60              652,009           .61            1.39               46                --



   $  (1.03)      $   35.78           5.46%          $  579,580          1.24%*          (.03)%*            19%            $0.0537
       (.82)          34.91          21.65              499,459          1.30             .15               46              0.0584
       (.52)          29.48          20.18              285,161          1.35             .56               61                --
       0.00           25.08           4.98              167,800          1.35*            .86*              24                --
      (2.32)          23.89          15.66              102,406          1.40 (f)         .32               87                --
      (1.37)          22.67          18.89               13,889          1.40 (f)         .20              124                --
      (1.87)          20.31          23.61                8,228          1.40 (f)        1.44              137                --
       (.06)          17.94          32.40                  713          1.40*(f)        1.99*             130                --



   $  (1.08)      $   19.51          15.70%          $  215,464          1.57%*          (.36)%*            47%            $0.0598
      (1.27)          17.98          21.52              172,870          1.65            (.27)              95              0.0651
       (.67)          16.09          49.95               72,366          1.75            (.28)             114                --
       0.00           11.41          (3.14)              35,146          1.96            (.67)              98                --
       (.01)          11.78           9.26               40,415          2.18            (.61)              68                --
       0.00           10.79           7.90                4,893          2.17*(f)         .91*               0                --



   $   (.42)      $   51.23            .99%          $  631,967          1.64%*          (.81)%*            28%            $0.0576
      (2.38)          51.15          16.05              594,861          1.74            (.87)              30              0.0612
      (3.17)          46.64          61.93              398,262          1.75            (.77)              55                --
       0.00           31.98          22.43              202,929          1.66*          (1.22)*             55                --
      (8.18)          26.12          21.63              173,732          1.73           (1.32)              64                --
      (2.27)          28.20          15.50              173,566          1.61            (.90)              73                --
      (3.61)          26.38          54.24              191,693          1.71            (.20)             134                --
      (1.54)          19.44          (3.08)             131,843          1.77            (.18)             147                --
       0.00           21.57           6.00              141,730          1.66             .02              139                --
       0.00           20.35           0.64              169,856          1.42(f)         (.16)             139                --
      (7.33)          20.22          19.16              167,608          1.31(f)         (.56)             248                --
       (.01)          23.11          12.03              147,733          1.13(f)         (.57)             141                --


   $  (4.11)      $   23.97            .88%          $  265,131          1.54%*          (.81)%*            75%            $0.0533
      (4.81)          27.92          42.42              229,798          1.79           (1.11)             168              0.0596
      (3.86)          24.16          30.73              146,663          1.83           (1.06)             160                --
       (.82)          22.65          (4.05)             155,470          1.67           (1.15)             110                --
       (.88)          24.43          31.58              228,874          1.65           (1.00)             102                --
       (.16)          19.34          (8.34)             252,140          1.62            (.89)             128                --
       (.06)          21.27          36.28              333,806          1.64            (.22)             118                --
      (2.02)          15.67         (30.81)             251,102          1.66             .16               90                --
       (.18)          24.84          42.68              263,099          1.73             .10               90                --
      (4.71)          17.60          (8.61)              90,713          1.28(f)         (.40)              58                --
      (3.07)          24.47          29.61              134,676          1.18(f)         (.56)              76                --


   $  (1.20)      $   18.69           9.30%          $  190,173          1.74% (l)        .31%              94%            $0.0363
      (1.05)          18.32          15.83              196,261          1.72             .31               78                --
      (1.62)          16.81            .59              165,584          1.73             .26              119                --
       (.56)          18.38          18.68              201,916          1.90            (.50)              97                --
       (.13)          16.01           7.86              161,048          1.88            (.14)              94                --
       (.07)          14.98           7.52              179,807          1.82             .07               72                --
       (.50)          14.00         (19.34)             214,442          1.73             .37               71                --
      (2.15)          17.99          16.98              265,999          1.45             .33               37                --
      (2.63)          17.24          27.65              166,003          1.41             .39               87                --
      (6.56)          16.09          (4.20)             132,319          1.41             .84               55                --



                                 Net
                                 Asset                      Realized and       Increase        Dividends    In Excess  Distributions
                                 Value          Net          Unrealized      (Decrease) In     From Net      Of Net       From Net
                              Beginning Of   Investment    Gain (Loss) On   Net Asset Value   Investment    Investment    Realized
  Fiscal Year or Period         Period      Income (Loss)    Investments    From Operations      Income       Income       Gains
  ---------------------         ------      -------------    -----------    ---------------      ------       ------       -----

Worldwide Privatization Fund
   Class A
   Year ended 6/30/97 ......   $  12.13      $  .15(b)      $   2.55          $   2.70        $   (.15)    $   0.00     $  (1.42)
   Year ended 6/30/96 ......      10.18         .10(b)          1.85              1.95            0.00         0.00         0.00
   Year ended 6/30/95 ......       9.75         .06              .37               .43            0.00         0.00         0.00
   6/2/94+ to 6/30/94 ......      10.00         .01             (.26)             (.25)           0.00         0.00         0.00

New Europe Fund
   Class A
   Year ended 7/31/97 ......   $  15.84      $  .07(b)      $   4.20          $   4.27        $   (.15)    $   (.03)    $  (1.32)
   Year ended 7/31/96 ......      15.11         .18             1.02              1.20            0.00         0.00         (.47)
   Year ended 7/31/95 ......      12.66         .04             2.50              2.54            (.09)        0.00         0.00
   Period ended 7/31/94** ..      12.53         .09              .04               .13            0.00         0.00         0.00
   Year ended 2/28/94 ......       9.37         .02(b)          3.14              3.16            0.00         0.00         0.00
   Year ended 2/28/93 ......       9.81         .04             (.33)             (.29)           (.15)        0.00         0.00
   Year ended 2/29/92 ......       9.76         .02(b)           .05               .07            (.02)        0.00         0.00
   4/2/90+ to 2/28/91 ......      11.11(e)      .26             (.91)             (.65)           (.26)        0.00         (.44)

All-Asia Investment Fund
   Class A
   11/1/96 to 4/30/97+++ ...   $  11.04      $ (.13)(b)     $   (.50)         $   (.63)       $   0.00     $   0.00     $   (.34)
   Year ended 10/31/96 .....      10.45        (.21)(b)(c)       .88               .67            0.00         0.00         (.08)
   11/28/94+ to 10/31/95 ...      10.00        (.19)(c)          .64               .45            0.00         0.00         0.00

Global Small Cap Fund
   Class A
   Year ended 7/31/97 ......   $  11.61      $ (.15)(b)     $   2.97          $   2.82        $   0.00     $   0.00     $  (1.56)
   Year ended 7/31/96 ......      10.38        (.14)(b)         1.90              1.76            0.00         0.00         (.53)
   Year ended 7/31/95 ......      11.08        (.09)            1.50              1.41            0.00         0.00        (2.11)(j)
   Period ended 7/31/94** ..      11.24        (.15)(b)         (.01)             (.16)           0.00         0.00         0.00
   Year ended 9/30/93 ......       9.33        (.15)            2.49              2.34            0.00         0.00         (.43)
   Year ended 9/30/92 ......      10.55        (.16)           (1.03)            (1.19)           0.00         0.00         (.03)
   Year ended 9/30/91 ......       8.26        (.06)            2.35              2.29            0.00         0.00         0.00
   Year ended 9/30/90 ......      15.54        (.05)(b)        (4.12)            (4.17)           0.00         0.00        (3.11)
   Year ended 9/30/89 ......      11.41        (.03)            4.25              4.22            0.00         0.00         (.09)
   Year ended 9/30/88 ......      15.07        (.05)           (1.83)            (1.88)           0.00         0.00        (1.78)
   Year ended 9/30/87 ......      15.47        (.07)            4.19              4.12            (.04)        0.00        (4.48)

Strategic Balanced Fund (i)
   Class A
   Year ended 7/31/97 ......   $  18.48      $  .47(b)(c)   $   3.56          $   4.03        $   (.39)    $   0.00     $  (2.33)
   Year ended 7/31/96 ......      17.98         .35(b)(c)       1.08              1.43            (.32)        0.00         (.61)
   Year ended 7/31/95 ......      16.26         .34(c)          1.64              1.98            (.22)        0.00         (.04)
   Period ended 7/31/94** ..      16.46         .07(c)          (.27)             (.20)           0.00         0.00         0.00
   Year ended 4/30/94 ......      16.97         .16(c)           .74               .90            (.24)        0.00        (1.17)
   Year ended 4/30/93 ......      17.06         .39(c)           .59               .98            (.42)        0.00         (.65)
   Year ended 4/30/92 ......      14.48         .27(c)          2.80              3.07            (.17)        0.00         (.32)
   9/4/90++ to 4/30/91 .....      12.51         .34(c)          1.66              2.00            (.03)        0.00         0.00

Balanced Shares
   Class A
   Year ended 7/31/97 ......   $  14.01      $  .31(b)      $   3.97          $   4.28        $   (.32)    $   0.00     $   (.18)
   Year ended 7/31/96 ......      15.08         .37              .45               .82            (.41)        0.00        (1.48)
   Year ended 7/31/95 ......      13.38         .46             1.62              2.08            (.36)        0.00         (.02)
   Period ended 7/31/94** ..      14.40         .29             (.74)             (.45)           (.28)        0.00         (.29)
   Year ended 9/30/93 ......      13.20         .34             1.29              1.63            (.43)        0.00         0.00
   Year ended 9/30/92 ......      12.64         .44              .57              1.01            (.45)        0.00         0.00
   Year ended 9/30/91 ......      10.41         .46             2.17              2.63            (.40)        0.00         0.00
   Year ended 9/30/90 ......      14.13         .45            (2.14)            (1.69)           (.40)        0.00        (1.63)
   Year ended 9/30/89 ......      12.53         .42             2.18              2.60            (.46)        0.00         (.54)
   Year ended 9/30/88 ......      16.33         .46            (1.07)             (.61)           (.44)        0.00        (2.75)
   Year ended 9/30/87 ......      14.64         .67             1.62              2.29            (.60)        0.00         0.00

Income Builder Fund (h)
   Class A
   11/1/96 to 4/30/97+++ ...   $  11.57      $  .24(b)      $    .69          $    .93        $   (.25)    $   0.00     $   (.61)
   Year ended 10/31/96 .....      10.70         .56(b)           .98              1.54            (.55)        0.00         (.12)
   Year ended 10/31/95 .....       9.69         .93(b)           .59              1.52            (.51)        0.00         0.00
   3/25/94++ to 10/31/94 ...      10.00         .96            (1.02)             (.06)       (.05) (g)        0.00         (.20)

Utility Income Fund
   Class A
   12/1/96 to 5/31/97+++ ...   $  10.59      $  .16(b)(c)   $    .07          $    .23        $   (.18)    $   0.00     $   (.13)
   Year ended 11/30/96 .....      10.22         .18(b)(c)        .65               .83            (.46)        0.00         0.00
   Year ended 11/30/95 .....       8.97         .27(c)          1.43              1.70            (.45)        0.00         0.00
   Year ended 11/30/94 .....       9.92         .42(c)          (.89)             (.47)           (.48)        0.00         0.00
   10/18/93+ to 11/30/93 ...      10.00         .02(c)          (.10)             (.08)           0.00         0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------

 Please refer to the footnotes on page 50.


                                     Total          Net Assets                    Ratio Of Net
     Total          Net Asset      Investment        At End Of       Ratio Of      Investment
   Dividends         Value        Return Based        Period         Expenses     Income (Loss)                     Average
      And            End Of       on Net Asset        (000's        To Average     To Average        Portfolio     Commission
  Distributions      Period         Value (a)        omitted)       Net Assets     Net Assets      Turnover Rate    Rate (k)
  -------------      ------         ---------        --------       ----------     ----------      -------------    --------
   $  (1.57)      $  13.26          25.16%          $561,793          1.72%            1.27%             48%         $ 0.0132
       0.00          12.13          19.16            672,732          1.87              .95              28              --
       0.00          10.18           4.41             13,535          2.56              .66              36              --
       0.00           9.75          (2.50)             4,990          2.75*            1.03*              0              --


   $  (1.50)      $  18.61          28.78%          $ 78,578          2.05%(l)          .40%             89%         $ 0.0569
       (.47)         15.84           8.20             74,026          2.14             1.10              69              --
       (.09)         15.11          20.22             86,112          2.09              .37              74              --
       0.00          12.66           1.04             86,739          2.06*            1.85*             35              --
       0.00          12.53          33.73             90,372          2.30              .17              94              --
       (.15)          9.37          (2.82)            79,285          2.25              .47             125              --
       (.02)          9.81            .74            108,510          2.24              .16              34              --
       (.70)          9.76          (5.63)           188,016          1.52*            2.71*             48              --


   $   (.34)      $  10.07          (5.99)%         $  8,840          3.45%*          (2.29)%*           56%         $ 0.0269
       (.08)         11.04           6.43             12,284          3.37(f)         (1.75)             66            0.0280
       0.00          10.45           4.50              2,870          4.42(f)*       (1.87)*             90              --


   $  (1.56)      $  12.87          26.47%          $ 85,217          2.41%(l)        (1.25)%           129%         $ 0.0364
       (.53)         11.61          17.46             68,623          2.51            (1.22)            139              --
      (2.11)         10.38          16.62             60,057          2.54(f)         (1.17)            128              --
       0.00          11.08          (1.42)            61,372          2.42*           (1.26)*            78              --
       (.43)         11.24          25.83             65,713          2.53            (1.13)             97              --
       (.03)          9.33         (11.30)            58,491          2.34             (.85)            108              --
       0.00          10.55          27.72             84,370          2.29             (.55)            104              --
      (3.11)          8.26         (31.90)            68,316          1.73             (.46)             89              --
       (.09)         15.54          37.34            113,583          1.56             (.17)            106              --
      (1.78)         11.41          (8.11)            90,071          1.54(f)          (.50)             74              --
      (4.52)         15.07          34.11            113,305          1.41(f)          (.44)             98              --


   $  (2.72)      $  19.79          23.90%          $ 20,312          1.41%(f)(l)      2.59%            170%         $ 0.0395
       (.93)         18.48           8.05             18,329          1.40(f)          1.78             173              --
       (.26)         17.98          12.40             10,952          1.40(f)          2.07             172              --
       0.00          16.26          (1.22)             9,640          1.40*(f)         1.63*             21              --
      (1.41)         16.46           5.06              9,822          1.40(f)          1.67             139              --
      (1.07)         16.97           5.85              8,637          1.40(f)          2.29              98              --
       (.49)         17.06          20.96              6,843          1.40(f)          1.92             103              --
       (.03)         14.48          16.00                443          1.40*(f)         3.54*            137              --


   $  (2.12)      $  16.17          33.46%          $115,500          1.47%(m)         2.11%            207%         $ 0.0552
      (1.89)         14.01           5.23            102,567          1.38             2.41             227              --
       (.38)         15.08          15.99            122,033          1.32             3.12             179              --
       (.57)         13.38          (3.21)           157,637          1.27*            2.50*            116              --
       (.43)         14.40          12.52            172,484          1.35             2.50             188              --
       (.45)         13.20           8.14            143,883          1.40             3.26             204              --
       (.40)         12.64          25.52            154,230          1.44             3.75              70              --
      (2.03)         10.41         (13.12)           140,913          1.36             4.01             169              --
      (1.00)         14.13          22.27            159,290          1.42             3.29             132              --
      (3.19)         12.53          (1.10)           111,515          1.42             3.74             190              --
       (.60)         16.33          15.80            129,786          1.17             4.14             136              --


   $   (.86)      $  11.64           8.31%          $  1,943          2.30%*           4.22%*           169%         $ 0.0519
       (.67)         11.57          14.82              2,056          2.20             4.92             108            0.0600
       (.51)         10.70          16.22              1,398          2.38             5.44              92              --
       (.25)          9.69           (.54)               600          2.52*            6.11*            126              --


   $   (.31)      $  10.51           2.19%          $  3,571          1.50%(f)*        3.06%*            23%         $ 0.0411
       (.46)         10.59           8.47              3,294          1.50(f)          1.67              98            0.0536
       (.45)         10.22          19.58              2,748          1.50(f)          2.48             162              --
       (.48)          8.97          (4.86)             1,068          1.50(f)          4.13              30              --
       0.00           9.92           (.80)               229          1.50*(f)         2.35*             11              --

 -------------------------------------------------------------------------------------------------------------------------------



                                       Net                                 Net             Net
                                      Asset                           Realized and      Increase
                                      Value                            Unrealized     (Decrease) In   Dividends From   Distributions
                                  Beginning Of    Net Investment     Gain (Loss) On  Net Asset Value  Net Investment     From Net
  Fiscal Year or Period              Period        Income (Loss)       Investments   From Operations      Income      Realized Gains
  ---------------------              ------        -------------       -----------   ---------------      ------      --------------

Growth and Income Fund
   Class A
   11/1/96 to 4/30/97+++ ..        $   3.00            $ .03 (b)      $    .36         $    .39         $   (.03)       $   (.38)
   Year ended 10/31/96 ....            2.71              .05               .50              .55             (.05)           (.21)
   Year ended 10/31/95 ....            2.35              .02               .52              .54             (.06)           (.12)
   Year ended 10/31/94 ....            2.61              .06              (.08)            (.02)            (.06)           (.18)
   Year ended 10/31/93 ....            2.48              .06               .29              .35             (.06)           (.16)
   Year ended 10/31/92 ....            2.52              .06               .11              .17             (.06)           (.15)
   Year ended 10/31/91 ....            2.28              .07               .56              .63             (.09)           (.30)
   Year ended 10/31/90 ....            3.02              .09              (.30)            (.21)            (.10)           (.43)
   Year ended 10/31/89 ....            3.05              .10               .43              .53             (.08)           (.48)
   Year ended 10/31/88 ....            3.48              .10               .33              .43             (.08)           (.78)
   Year ended 10/31/87 ....            3.52              .11              (.03)             .08             (.12)           0.00

Real Estate Investment Fund
   Class A
   10/1/96+ to 8/31/97 ....        $  10.00            $ .30(b)       $   2.88         $   3.18         $   (.38)(m)    $   0.00
------------------------------------------------------------------------------------------------------------------------------------


  +  Commencement of operations.
 ++  Commencement of distribution.
+++  Unaudited.
  *  Annualized.
 **  Reflects a change in fiscal year end.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and/or expense reimbursement.
(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.
(e)  Net of offering costs of ($.05).
(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, giving effect to the expense offset arrangement described in (l) below, would have been as follows:


                                              1992            1993         1994            1995            1996           1997
                                              ----            ----         ----            ----            ----           ----
     All-Asia Investment Fund
         Class A                                 --              --           --           10.57%#         3.62%
     Growth Fund
         Class A                               1.94%           1.84%        1.46%             --             --
     Premier Growth
         Class A                               3.33%#            --           --              --             --
     Global Small Cap Fund
         Class A                                 --              --           --            2.61%            --
     Strategic Balanced Fund
         Class A                                 --            1.85%        1.70%1          1.81%          1.76%          2.06%
                                                                            1.94%#2
     Utility Income Fund
         Class A                                 --          145.63%#      13.72%           4.86%#         3.38%          3.41%

     --------------
     # annualized
     1. For the period ended April 30, 1994
     2. For the period ended July 31, 1994
     For the expense ratios of the Funds in years prior to fiscal year 1992, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.
(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01).
(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.
(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.
(j) "Distributions from Net Realized Gains" includes a return of capital. Global Small Cap Fund had a return of capital with respect to Class A shares, for the year ended July 31, 1995, of $(.12).
(k) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are changed.
(l) The following funds benefitted from an expense offset arrangement with the transfer agent. Had such expense offsets not been in effect, the ratios of expenses to average net assets, absent the assumption and/or waiver/reimbursement of expenses described in (f) above, would have been as follows:

                                 1997
                                -------
     International Fund
        Class A                  1.73%
     Global Small Cap Fund
        Class A                  2.38%
     Strategic Balanced Fund
        Class A                  2.08%
     New Europe Fund
        Class A                  2.04%
     Balanced Shares
        Class A                  1.46%

(m) Distributions from net investment income include a tax return of capital of $0.08.


                    Total        Net Assets                                     Ratio Of Net
    Total         Net Asset      Investment        At End Of       Ratio Of      Investment
  Dividends         Value       Return Based        Period         Expenses     Income (Loss)                      Average
     And           End Of       on Net Asset        (000's        To Average     To Average        Portfolio     Commission
Distributions      Period         Value (a)        omitted)       Net Assets     Net Assets      Turnover Rate    Rate (k)
-------------      ------         ---------        --------       ----------     ----------      -------------    --------
  $   (.41)       $   2.98         13.29%         $628,306             .91%*       1.76%*              55%        $ 0.0585
      (.26)           3.00         21.51           553,151             .97         1.73                88           0.0625
      (.18)           2.71         24.21           458,158            1.05         1.88               142             --
      (.24)           2.35          (.67)          414,386            1.03         2.36                68             --
      (.22)           2.61         14.98           459,372            1.07         2.38                91             --
      (.21)           2.48          7.23           417,018            1.09         2.63               104             --
      (.39)           2.52         31.03           409,597            1.14         2.74                84             --
      (.53)           2.28         (8.55)          314,670            1.09         3.40                76             --
      (.56)           3.02         21.59           377,168            1.08         3.49                79             --
      (.86)           3.05         16.45           350,510            1.09         3.09                66             --
      (.12)           3.48          2.04           348,375             .86         2.77                60             --



  $   (.38)       $  12.80         32.24%         $ 37,638            1.77%(l)     2.73%*              20%        $  .0518


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION


Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1968), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc.
(1993), Alliance Growth and Income Fund, Inc. (1932) and Real Estate Investment Fund, Inc. (1996). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios) (1987), and Alliance International Fund
(1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.


It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Advisor Class, Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "total return," which is computed separately for each class of shares, including Advisor Class shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Shares, Growth and Income Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for each class of shares, including Advisor Class shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Strategic Balanced Fund, Balanced Shares, Income Builder Fund, Utility Income Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for each class of shares, including Advisor Class shares.

A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.







This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."

(LOGO)
                                THE ALLIANCE FUND, INC.
____________________________________________________________
P. O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
____________________________________________________________
               STATEMENT OF ADDITIONAL INFORMATION
                        February 3, 1997
                (as amended October 31, 1997)
____________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for The Alliance Fund, Inc. (the "Fund") that offers Class A, Class B and Class C shares of the Fund and the current Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B, and Class C shares of the Fund, the "Prospectus"). Copies of such Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE

DESCRIPTION OF THE FUND....................................
MANAGEMENT OF THE FUND.....................................
EXPENSES OF THE FUND.......................................
PURCHASE OF SHARES.........................................
REDEMPTION AND REPURCHASE OF SHARES........................
SHAREHOLDER SERVICES.......................................
NET ASSET VALUE............................................
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................
BROKERAGE AND PORTFOLIO TRANSACTIONS.......................
GENERAL INFORMATION........................................
REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS....

________________________
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

                     DESCRIPTION OF THE FUND
_______________________________________________________________

         Except as otherwise indicated, investment policies of the Fund are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Fund's Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective

         The Fund's investment objective is long-term growth of capital and income primarily through investment in common stocks.
Investments will be made based on their potential for appreciation.

How The Fund Pursues its Objective

         The Fund will normally invest substantially all of its assets in common stocks which it believes will appreciate in value. However, when appropriate in the opinion of Alliance Capital Management L.P., the Fund's investment manager (the "Manager"), it may also invest in other types of securities such as convertible preferred stocks and debentures, high grade bonds, debentures and preferred stocks, securities issued, created or fully guaranteed by the United States Government and other high-quality short-term securities such as repurchase agreements, bankers' acceptances, domestic certificates of deposit and other evidences of indebtedness maturing in less than one year. For temporary defensive purposes, the Fund may invest a substantial portion of its assets in such U.S. Government and other short-term securities. The Fund may also invest in foreign securities and the Fund has not adopted any limitation on the percentage of net assets that may be invested in such securities.

         Although the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in the market value of the Fund's assets, they do tend to limit investment risk and should contribute to achieving the Fund's objective.

         It is not the Fund's policy to effect portfolio transactions for the purpose of realizing short-term trading profits or for the purpose of exercising control. The Fund does not invest in puts, calls (except as discussed below), straddles, spreads, or any combination thereof, nor in oil, gas or other mineral exploration or development programs. Furthermore, it will not invest more than 5% of its gross assets, taken at market, in securities the disposition of which would be subject to restrictions under the federal securities laws, except Rule 144A securities.

         The above investment policies can be changed by the Board of Directors if in its judgment the change is in the interest of the Fund.

Additional Investment Policies and Practices

         Options. The Fund may write covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio (the Fund must at all times have in its portfolio the securities which it may be obligated to deliver if the option is exercised). The Fund may write covered call options on these common stocks in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. A "call option" gives the holder the right to purchase the underlying securities from the Fund at a specified price (the "exercise price") for a stated period of time. Prior to the expiration of the option, the seller (the "writer") of the option has an obligation to sell the underlying security to the holder of the option at the exercise price regardless of the market price of the security at the time the option is exercised. The premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized capital gains. The difference between the premium and the amount paid upon executing a closing purchase transaction, including brokerage commissions, is also treated as a gain, or if the premium is less than the amount paid for the closing purchase transaction, as a loss. If a call option is exercised, the premium is added to the proceeds from the sale in determining whether the Fund has realized a gain or loss. All options written will be "covered", which means that the Fund will own the securities underlying the option or securities convertible into or carrying rights to acquire such securities, which securities will be segregated and held under an escrow arrangement with or through the custodian for the Fund's securities. Management will be instructed initially to cease writing options if, and so long as, 25% of total assets are subject to outstanding option contracts or if required under applicable regulations of state securities administrators. In the event the option is exercised, the writer may either deliver the underlying securities at the exercise price or if it does not wish to deliver its own securities, purchase new securities at a cost to the writer, which may be more than the exercise price plus premium received and deliver the new securities for the exercised option.

         In view of its investment objective, the Fund generally would write covered call options only in circumstances where the Manager does not anticipate significant appreciation of the underlying securities in the near future or has otherwise determined to dispose of the securities. In the event an option is exercised, the Fund's potential for gain is limited to the difference between the exercise price plus the premium less the cost of the security. Alternatively, the option's position could be closed out by purchasing a like option. Although the writing of covered call options only on national securities exchanges increases the likelihood of the Fund being able to make closing purchase transactions, there is no assurance that the Fund will be able to effect closing purchase transactions at any particular time or at an acceptable price. If the price of a security declines below the amount to be received from the exercise price less the amount of the call premium received and if the option could not be closed, the Fund would hold a security which might otherwise have been sold to protect against depreciation. The writing of covered call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

         Loans of Portfolio Securities. The Fund may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that liquid assets or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund and is adjusted (marking-to-market) with the borrower each day the securities are on loan to provide for price fluctuations. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Manager (subject to review by the Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state within which its shares are qualified for sale. Loans will be subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Although voting rights may pass with the loaned securities, if a material event affecting the investment is to be voted on, the loan must be terminated and the securities voted by the Fund. Borrowed or equivalent securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the Fund and its shareholders.
The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 25% of the value of its total assets nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of either the Fund or the Manager.

         Repurchase Agreements. A "repurchase agreement" is an instrument whereby the Fund acquires an underlying money market instrument subject to resale at a fixed price. These transactions will be entered into only with commercial banks.
The Fund advances cash to the banks which the banks collateralize with securities, owned by the banks, issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Repurchase agreements usually are for short periods. The Fund will not enter into repurchase agreements of more than one week in duration. Repurchase agreements together with the purchase of restricted securities and any securities which do not have readily available market quotations cannot amount to more than 10% of the Fund's net assets. Repurchase agreements could involve certain risks in the event of bankruptcy or other defaults by the seller, including possible delays and expenses in liquidating the collateral, decline in collateral value and loss of interest.

         Foreign Securities. The Fund may invest in securities of foreign issuers. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, application of foreign tax laws, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies held by the Fund. In addition, there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the

United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations.

         Securities of Other Investment Companies. The Fund will not invest in securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission (the Fund has no current intention to invest in securities of other investment companies), or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation.

         Portfolio Turnover. There can be no assurance that the Fund will achieve its investment objectives since market risks are inherent in all securities to varying degrees, although the Manager will try to limit these risks. Ordinarily, the annual portfolio turnover rate will not exceed 100%. A portfolio turnover rate of approximately 100% involves correspondingly greater brokerage commission expenses than would a lower rate, which must be borne by the Fund and its shareholders. The Fund's portfolio turnover rate, exclusive of short-term notes, for the fiscal years ended in 1995 and 1996 were 81% and 80%, respectively.

Certain Fundamental Investment Policies

         The following restrictions may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, which means (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. The Fund may not:

              1.   Borrow money;

              2. Mortgage or pledge any of its assets except in connection with the writing of covered call options (see below);

              3.   Purchase securities on margin or sell short;

              4. Lend any of its assets other than (i) through the purchase of notes, bonds, certificates of deposit, or evidences of indebtedness of a type commonly distributed publicly or privately to financial institutions (except that it will not purchase any such privately offered securities under circumstances in which it will become an "underwriter" as defined in the Securities Act of 1933, as amended (the "Securities Act")), (ii) through fully collateralized loans of portfolio securities, or (iii) through loans to banks against such obligations as repurchase agreements (see below);

              5. Underwrite or participate in any underwriting of securities (the Fund might be deemed to be an underwriter if it sells restricted securities);

              6. Buy more than 10% of the voting or other class of outstanding securities of any one issuer;

              7. Invest more than 25% of the value of its assets in securities of issuers in any one industry;

              8. Invest more than 5% of its gross assets at the time of purchase (taken at market value) in securities of any one issuer, other than the U.S. Government;

              9. Buy or sell any securities from, to or through its officers or directors or other "interested persons" except for purchases or sales of Fund shares, or in transactions on a securities exchange including only regular exchange commissions and charges;

              10. Buy securities of any company that (including its predecessors) has not been in business at least three continuous years;

              11. Buy or hold securities of any issuer if any officer or director of the Fund, the Manager or any officer, director or 10% shareholder of the Manager owns individually 1/2 of 1% of a class of securities of such issuer, and such persons together own beneficially more than 5% of such securities; or

              12. Buy or sell any real estate, commodities or commodity contracts including commodity futures contracts.

         In connection with the qualification or registration of the Fund's shares for sale under the securities laws of certain states the Fund has agreed, in addition to the foregoing investment restrictions, that it (i) will not invest more than 5% of its net assets in warrants nor more than 2% of its net assets in unlisted warrants; (ii) will not invest in real estate or interests therein, excluding readily marketable securities of companies which invest in real estate; (iii) will not invest in oil, gas or other mineral leases.

         Whenever any investment policy or restriction states a minimum or maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of any such maximum.

_______________________________________________________________

                     MANAGEMENT OF THE FUND
_______________________________________________________________

Manager

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1997 of more than $199 billion (of which more than $71 billion represented the assets of investment companies). The Manager's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundation and endowment funds. As of June 30, 1997, the Manager was an investment manager of employee benefit fund assets for 29 of the FORTUNE 100 companies. As of that date, the Manager and its subsidiaries employed approximately 1,500 employees who operated out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Chennai, Istanbul, London, Madrid, Mumbai, Paris, Singapore, Tokyo and Toronto and affiliate offices located in Vienna, Warsaw, Hong Kong, Sao Paulo and Moscow. The 54 registered investment companies comprising more than 116 separate investment portfolios managed by the Manager currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Manager, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP, a French insurance holding company which at September 30, 1997, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1997, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Manager.

         AXA-UAP is a holding company for an international group of insurance and related financial services companies. AXA-UAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA-UAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA-UAP, as of September 30, 1997 more than 25% of the voting power of AXA-UAP was controlled directly and indirectly by FINAXA, a French holding company. As of September 30, 1997 more than 25% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 25% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA-UAP and FINAXA .

         The Management Agreement provides that the Manager shall manage the investment and reinvestment of the assets of the Fund and administer its business and affairs, subject to the overall supervision of the Fund's Board of Directors. In addition the Manager furnishes the Fund with office space and clerical and bookkeeping services and payroll compensation of the Fund's officers and those directors who are affiliated persons of the Manager.

         The Fund has, under the Management Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Manager, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Directors. The Fund paid to the Manager a total of $140,000 in respect of such services during the fiscal year of the Fund ended in 1996.

         The Management Agreement became effective on April 20, 1993. For its services under the Management Agreement, the Manager receives a monthly fee at an annualized rate of .75% of the first $500 million of the Fund's average daily net assets,
 .65% of the excess over $500 million of such net assets up to $1 billion and .55% of the excess over $1 billion of such net assets. During the fiscal years of the Fund ended in 1994, 1995 and 1996, the Fund paid the Manager total management fees of $5,342,226, $6,096,506 and $6,794,888, respectively.

         In order to provide the Manager with access to supplemental research and security and economic analyses provided by brokers and of use to the Fund, and to maintain good business relationships with brokers who are important block traders or who have special knowledge of potential buyers and sellers in securities the Fund may wish to buy or sell, the Management Agreement authorizes the Manager to allocate brokerage business to such brokers even though they execute transactions at higher rates to the Fund than may be available from other brokers who are providing only execution service.

         The Management Agreement also permits the Board of Directors to authorize the payment by the Fund of additional compensation to others for consulting services, supplemental research, and security and economic analyses. Such outside research would supplement the research of the Manager and make it possible to obtain the benefit of information or expert opinion not otherwise available to the Fund or the Manager. The payment for such outside research in cash might be in lieu of brokerage commissions, which are now charged to principal and would be in addition to the management fee. The Board may determine that such payment be charged to the extent permitted by generally accepted accounting principles to principal or income of the Fund as it deems appropriate.

         The Management Agreement continues in force for successive twelve-month periods (computed from each August 1), provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund, and, in either case, by a majority of the Directors who are not parties to the Management Agreement or interested persons as defined in the 1940 Act of any such party. Most recently, the continuance of the Management Agreement until July 31, 1998 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for that purpose and held on July 15, 1997.

         The Management Agreement is terminable without penalty on 60 days' written notice by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors, or by the Manager on any January 1 on not less than 60 days' written notice to the Fund, and will automatically terminate in the event of its assignment. The Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Manager may have investment objectives and policies similar to those of the Fund. The Manager may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Manager to allocate management recommendations and the placing of orders in a manner which is deemed equitable by the Manager to the accounts involved, including the Fund.
When two or more of the clients of the Manager (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Manager may act as an investment manager to other persons, firms or corporations, including investment companies, and is investment manager to the following registered investment companies: ACM Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance High Yield Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc.,

Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Directors and Officers

         The Directors and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Manager. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105.

Directors

         JOHN D. CARIFA,* 52, Chairman and President of the Fund, is the President and Chief Operating Officer, the Chief Financial
Officer and a Director of Alliance Capital Management Corporation
("ACMC") with which he has been associated since prior to 1992.

         RUTH BLOCK, 66, was formerly an Executive Vice President and the Chief Insurance Officer of Equitable. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco
Corporation (oil and gas).  Her address is P.O. Box 4653,
Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 68, was formerly a Senior Vice
President of ACMC with which he had been associated since prior to 1992 through 1994.  He is currently an independent consultant.
His address is P.O. Box 167, Spring Lake, New Jersey  07762.
____________________

*   An "interested person" of the Fund as defined in the 1940
    Act.

         JOHN H. DOBKIN, 55, has been the President of Historic Hudson Valley (historic preservation) since prior to 1992. Previously, he was Director of the National Academy of Design. His address is Historic Hudson Valley, 150 White Plains Road, Tarrytown, New York 10591.

         WILLIAM H. FOULK, JR., 65, is an Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1992. His address is Suite 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         DR. JAMES M. HESTER, 73, is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation, with which he has been associated since prior to 1992. He was formerly President of New York University and The New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

         CLIFFORD L. MICHEL, 57, is a partner of the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1992. He is President, Chief Executive Officer and Director of Wenonah Development Company (investment holding company) and a Director of Placer Dome, Inc. (mining). His address is 80 Pine Street, New York, New York, 10005.

         DONALD J. ROBINSON, 62, was formerly a senior partner of the law firm of Orrick, Herrington & Sutcliffe and is currently of counsel to that firm. His address is 666 Fifth Avenue, 19th
Floor, New York, New York 10103.

Officers

         JOHN D. CARIFA, President, see biography above.

         ALDEN M. STEWART, Executive Vice President, 51, is an
Executive Vice President of ACMC since July 1993. Previously, he was associated with ECMC since prior to 1992.

         KATHLEEN A. CORBET, Senior Vice President, 37, has been a Senior Vice President of ACMC since July 1993. Previously, she held various responsibilities as head of Equitable Capital Management Corporation's Fixed Income Management Department, Private Placement Secondary Trading and Fund Management since prior to 1992.

         THOMAS BARDONG, Vice President, 52, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1992.

         RANDALL E. HAASE, Vice President, 32, has been a Vice
President of ACMC since July, 1993. Prior thereto he was associated with ECMC.

         DANIEL V. PANKER, Vice President, 58, is a Senior Vice
President of ACMC with which he has been associated since prior to 1992.

         EDMUND P. BERGAN, JR., Secretary, 47, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD"), with which he has been associated since prior to 1992.

         DOMENICK PUGLIESE, Assistant Secretary, 36, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Previously, he was Vice President and Counsel of Concord Holding Corporation since 1994, Vice President and Associate General Counsel of Prudential Securities since 1992.

         ANDREW L. GANGOLF, Assistant Secretary, 43, has been a Vice President and Assistant General Counsel of AFD since December 1994. Prior thereto, since October 1992, he was Vice President and Assistant Secretary of Delaware Management Co., Inc. Prior thereto, he was Vice President and Counsel to Equitable.

         EMILIE D. WRAPP, Assistant Secretary, 41, is a Vice
President and Special Counsel of ACMC, with which she has been associated since prior to 1992.

         MARK D. GERSTEN, Treasurer and Chief Financial Officer,
47, is a Senior Vice President of Alliance Fund Services, Inc.
("AFS"), with which he has been associated since prior to 1992.

         VINCENT S. NOTO, Controller, 33, is a Vice President of
AFS with which he has been associated since prior to 1992.

         PHYLLIS CLARKE, Assistant Controller, 37, is an
Accounting Manager of Mutual Funds for AFS with which she has been associated with since prior to 1992.

         JOSEPH MANTINEO, Assistant Controller, 38, has been a
Vice President of AFS since prior to 1992.

         JUAN J. RODRIGUEZ, Assistant Controller, 40, is an
Assistant Vice President of AFS with which he has been associated since prior to 1992.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 1996, the aggregate compensation paid to each of the Directors during calendar year 1996 by all of the funds to which the Manager provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                                Total Number
                                                 Total Number   of Investment
                                                 of Funds in    Portfolios
                                                 the Alliance   Within the
                                   Total         Fund Complex,  Funds,
                                   Compensation  Including the  Including
                                   From the      Fund, as to    the Fund, as
                                   Alliance Fund which the      to which the
                     Aggregate     Complex,      Director is a  Director is
Name of Director     Compensation  Including the Director or    a Director or
of the Fund          From the Fund Fund          Trustee        Trustee
________________     _____________ _____________ ______________ _____________

John D. Carifa          $  -0-       $      0        52             114
Ruth Block              $4,007       $157,500        38              76
David H. Dievler        $3,986       $182,000        45              79
John H. Dobkin          $4,154       $121,250        31              52
William H. Foulk, Jr.   $4,180       $144,250        34              70
Dr. James M. Hester     $4,014       $148,500        39              73
Clifford L. Michel      $4,014       $146,068        39              88
Donald J. Robinson      $1,488       $137,250        42             102

         As of October 3, 1997, the Directors and officers of the Fund as a group owned 8.14% of the Advisor Class shares of the Fund and less than 1% of the shares of any other class of shares of the Fund.

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                      EXPENSES OF THE FUND
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Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Funds shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Securities and Exchange Commission (the "Commission") under the 1940 Act (the "Rule 12b-1
Plan").

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charges and distribution services fees on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office.

         The Agreement became effective on July 22, 1992, was amended as of April 30, 1993 to permit the distribution of Class C shares and again on July 16, 1996 to permit the distribution of Advisor Class shares.

         The Manager may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         During the Fund's fiscal year ended November 30, 1996, with respect to Class A shares, the Fund paid distribution services fees for expenditures under the Agreement, in the aggregate amount of $1,746,148 which constituted approximately
 .19% of the Fund's average daily net assets attributable to the Class A shares during the period, and the Manager made payments from its own resources as described above, aggregating $446,718. Of the $2,192,866 paid by the Fund and the Manager under the Plan, with respect to the Class A shares, $146,748 was spent on advertising, $16,454 on the printing and mailing of prospectuses for persons other than current shareholders, $1,632,764 for compensation to broker-dealers and other financial intermediaries (including, $250,526 to the Fund's Principal Underwriter), $59,310 for compensation to sales personnel and $337,590 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended November 30, 1996, with respect to Class B shares, the Fund paid distribution services fees for expenditures under the Agreement, in the aggregate amount of $371,631 which constituted approximately 1.0% of the Fund's average daily net assets attributable to the Class B shares during the period, and the Manager made payments from its own resources as described above, aggregating $733,057. Of the $1,104,688 paid by the Fund and the Manager under the Plan, with respect to the Class B shares, $99,319 was spent on advertising, $9,819 on the printing and mailing of prospectuses for persons other than current shareholders, $724,086 for compensation to broker-dealers and other financial intermediaries (including, $167,082 to the Fund's Principal Underwriter), $17,508 for compensation to sales personnel and $200,022 for printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $53,934 was spent on interest on Class B shares financing.

         During the Fund's fiscal year ended November 30, 1996, with respect to Class C shares, the Fund paid distribution services fees for expenditures under the Agreement, in the aggregate amount of $124,724 which constituted approximately 1.0% of the Fund's average daily net assets attributable to the Class C shares during the period, and the Manager made payments from its own resources as described above, aggregating $233,556. Of the $358,280 paid by the Fund and the Manager under the Plan, with respect to the Class C shares, $41,959 was spent on advertising, $4,775 on the printing and mailing of prospectuses for persons other than current shareholders, $220,272 for compensation to broker-dealers and other financial intermediaries (including, $72,742 to the Fund's Principal Underwriter), $6,852 for compensation to sales personnel and $84,422 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         The Agreement will continue in effect for successive twelve-month periods (computed from each August 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the continuance of the Agreement until July 31, 1998 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on July 15, 1997.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement must be approved by a majority vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person, at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the class or classes affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Directors who are not "interested persons" as defined in the 1940 Act, or
(b) by the Principal Underwriter. To terminate the Agreement, any party must give the other party 60 days' written notice, except that the Principal Underwriter may only terminate the Agreement, after 60 days' notice, on any August 1; to terminate the Rule 12b-1 Plan only, the Fund need give no notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Manager, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency costs with respect to the Class A and Advisor Class shares. For the fiscal year ended November 30, 1996, the Fund paid Alliance Fund Services, Inc. $552,511 for transfer agency services.

_______________________________________________________________

                       PURCHASE OF SHARES
_______________________________________________________________


         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How To Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or
(iv) by directors and present or retired full-time employees of CB Commercial Real Estate Group, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "--Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., formerly Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A, Class B and Advisor Class shareholders will vote separately by class and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares**

         The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares
____________________

** Advisor Class shares are sold only to investors described above in this section under "--General.

will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal years ended November 30, 1996, 1995 and 1994, the aggregate amount of underwriting commission payable with respect to shares of the Fund were $362,677, $316,792 and $322,695, respectively. Of that amount, the Principal Underwriter received the amounts of $48,517, $49,229 and $33,798, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1996, 1995 and 1994, the Principal Underwriter received contingent deferred sales charges of $0, $0 and $0, respectively, on Class A shares, $60,344, $49,596 and $40,483, respectively, on Class B shares, and $360, $0 and $0, respectively on Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                   Discount or
                                                   Commission
                                  As % of          to Dealers
                   As % of        the Public       or Agents
Amount of          Net Amount     Offering         as % of
Purchase           Invested       Price            Offering Price

Less than
$100,000              4.44%           4.25%             4.00%
$100,000 but less
than $250,000         3.36            3.25              3.00
$250,000 but less
than $500,000         2.30            2.25              2.00
$500,000 but less
than $1,000,000*      1.78            1.75              1.50

________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers or agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers and agents, the Manager may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares-Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund at October 1, 1997.

         Net Asset Value per Class A share
         at October 1, 1997                 $9.25

         Class A Per Share Sales Charge -
         4.25% of offering price (4.44%
         of net asset value per share)      $0.41
                                            _____

         Class A Per Share Offering Price
         to the Public                      $9.66
                                            =====

   Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
The Alliance Fund, Inc.
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance/Regent Sector Opportunity Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.

The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Strategic Balanced Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)   the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of

Statement of Intention by contacting Alliance Fund Services, Inc.
at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Manager or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Manager; present or retired full-time employees of the Manager, the Principal Underwriter, Alliance Fund Services, Inc.

and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present, full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Manager, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; certain employee benefit plans for employees of the Manager, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliates or agents, for services in the nature of investment advisory or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vii) employer-sponsored qualified pension or profit-sharing plans (including
Section 401(k) plans), custodial accounts maintained pursuant to
Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto.
The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that on or after November 19, 1993 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

             Contingent Deferred Sales Charge as a %
               of Dollar Amount Subject to Charge

                        Shares Purchased    Shares Purchased
Years                   before              on or after
Since Purchase          November 19, 1993   November 19, 1993

First                        5.50%              4.00%
Second                       4.50%              3.00%
Third                        3.50%              2.00%
Fourth                       2.50%              1.00%
Fifth                        1.50%              None
Sixth                        0.50%              None
Seventh and thereafter       None               None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion occurs on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General" and by investment advisory clients of, and by certain other persons associated with, the Manager and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

_______________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeems the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer once in any 30-day period (except for certain omnibus accounts) of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request may not exceed $100,000, (except for certain omnibus accounts) and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Except for certain omnibus accounts or as noted below, each Fund shareholder is eligible to request redemption by check, once in any 30-day period, of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or
(iv) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemption - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Manager, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_______________________________________________________________

                      SHAREHOLDER SERVICES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Manager). In addition, (i) present officers and full-time employees of the Manager, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Manager, the Principal Underwriter, Alliance

Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Manager, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

              Alliance Fund Services, Inc.
              Retirement Plans
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged, at the plan's request, without any sales charge, for Class A shares of the Fund.
         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level.
Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent accountants, Price Waterhouse LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

_______________________________________________________________

                         NET ASSET VALUE
_______________________________________________________________

         The per share net asset value is determined once daily as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares. A Fund business day is any weekday on which the Exchange is open for trading. The net asset value is the net worth of the Fund (assets including securities at market value minus liabilities) divided by the number of Fund shares outstanding. Securities traded on national securities exchanges and over-the-counter securities traded on the NASDAQ National Market System are valued at the closing sales price, or if no sale occurred, at the mean between the closing bid and asked prices. Other over- the-counter securities are valued at the closing bid price. Debt securities are valued at the mean between the bid and asked prices except that debt securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate.

         The assets belonging to the Class A shares, Class B shares, Class C shares and the Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class from the assets belonging to that class.

_______________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________

         The Prospectus describes generally the tax treatment of dividends and distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning Federal taxes.

         The Fund intends for each taxable year to qualify as a "regulated investment company" under the Code. Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon and certain other qualifying income; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities); and (c) with respect to its taxable year ending November 30, 1997, the Fund derive less than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of securities or options thereon held for less than three months. In addition, in order to qualify as a regulated investment company, the Fund must distribute to its shareholders as ordinary dividends at least 90% of its net investment income other than net capital gains earned in each year.

         The Fund intends to declare and distribute dividends in the amounts and at the times necessary to meet this requirement. The Fund also intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% Federal excise tax imposed on certain undistributed income of regulated investment companies. For Federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Fund, and will be taxable to these shareholders, for the year declared, and not in the subsequent calendar year in which the shareholders actually receive the dividend.

         The Fund may be required to withhold United States federal income tax at the rate of 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identifications numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other types of shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

         Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund has written a call option thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

         It is the present policy of the Fund to distribute to shareholders all net investment income semi-annually and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

         Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains--that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Except as noted below, distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by the Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Gains derived from assets sold before May 7, 1997, and held for more than 18 months will be treated as mid-term gains. Gains derived from assets sold after May 6, 1997, and before July 29, 1997 and held for more than one year will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund.

_______________________________________________________________

                     PORTFOLIO TRANSACTIONS
_______________________________________________________________

         It is the policy of the Fund to place portfolio transactions where the Manager believes it can obtain the most favorable price and execution and to deal directly with a principal market maker in connection with over-the-counter transactions. To obtain best execution means primarily to obtain the most favorable net price but also includes such factors as confidential treatment, good clearance facilities, promptness, reliability, knowledge of a particular market, appropriate capitalization and proven ability to handle the particular type of transaction involved. When this primary consideration is met, the Manager may place the Fund's brokerage business with brokers partly on the basis of other factors such as the furnishing of supplemental research and other services deemed to be of value in managing the Fund.

         Investment decisions for the Fund are made independently from those of other investment companies which are also managed by the Manager, and those of private accounts advised by the Manager. When these entities and accounts are simultaneously engaged in the purchase or sale of the same securities, the transactions are averaged as to price and allocated as to amount in accordance with a formula deemed equitable to each. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Manager may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         The Management Agreement authorizes the Manager, subject to review by the Board of Directors, to place orders with brokers in return for supplemental research and other services and for special execution services of benefit to the Fund, even though the rates at which such orders may be executed are higher than those charged for execution only. These various services may also be useful to the Manager in connection with its services to other clients and not all such services may be used in connection with the Fund.

         The Fund may from time to time place orders for the purchase or sale of securities with Donaldson Lufkin and Jenrette Securities Corporation, an affiliate of the Manager ("DLJ"), and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commission. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that DLJ is an affiliate of the Manager.

         During the fiscal years ended November 30, 1996, 1995 and 1994, the Fund incurred brokerage commissions amounting in the aggregate to $1,682,047, $1,823,026 and $1,214,725. During the fiscal years ended November 30, 1996, 1995 and 1994, brokerage commissions amounting in the aggregate to $0, $0 and $0, respectively, were paid to DLJ and brokerage commissions amounting in the aggregate to $0, $0 and $0, respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended November 30, 1996, the brokerage commissions paid to DLJ constituted 0% of the fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended November 30, 1996, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions 0% were effected through DLJ and 0% were effected through brokers utilizing the Pershing Division of DLJ. During the fiscal year ended November 30, 1996, transactions in the portfolio securities of the Fund aggregating $1,601,551,789 with associated brokerage commissions of approximately $1,682,047 were allocated to persons or firms supplying research services to the Fund or the Manager.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

Capitalization

         The Fund was organized as a Maryland corporation in 1979 under the name "Chemical Fund, Inc." and is the successor to a Delaware corporation of the same name organized in 1938. The name of the Fund became "The Alliance Fund, Inc." on March 13, 1987.

         The authorized capital stock of the Fund currently consists of 300,000,000 shares of Class A Common Stock,
150,000,000 shares of Class B Common Stock, 150,000,000 shares of
Class C Common Stock and 300,000,000 shares of Advisor
Class Common Stock, each having a par value of $.01 per share.

         The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Board in the future, for reasons such as the desire to establish one or more additional portfolios of the Fund with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of Directors and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

         Procedures for calling a shareholder's meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholders of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         The outstanding voting shares of the Fund as of October 1, 1997 consisted of 149,082,588 shares of common stock. Of this amount 137,758,759 shares were Class A, 7,878,241 shares were Class B, 2,316,844 were Class C and 1,128,744 shares were Advisor Class. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of October 3, 1997:

                       No. of                            % of
                       Shares    % of    % of    % of    Advisor
Name and Address       of Class  Class A Class B Class C Class

Merrill Lynch          901,592           11.34%
4800 Deer Lake Dr.     416,149                   17.37%
East
Jacksonville, FL 32266

John Carifa
164 North Murray
Ridgewood, NJ           92,625                           8.14%

Alliance Capital Mgmt
Profit Sharing Plan
1345 Avenue of the
Americas
New York, NY           838,625                           73.69%

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street Bank and Trust Company may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

         Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland for matters relating to Maryland law.

Independent Accountants

         Price Waterhouse LLP, New York, New York has been appointed as the independent accountants for the Fund.

Performance Information

         From time to time, the Fund advertises its "total return" computed separately for each class. The Fund's "total return" is its average annual compounded total return for its most recently completed one, five and ten year period. The Fund's total return for each such period is computed, through the use of a formula prescribed by the Securities and Exchange Commission, by finding the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The average annual total return based on net asset value for each class of shares for the one-, five- and ten-year periods ended May 31, 1997 (or since inception through that date, as noted) was as follows:

                12 Months
                Ended         5 Years Ended   10 Years Ended
                5/31/97       5/31/97         5/31/97

Class A         14.62%        16.34%          12.93%
Class B         14.63%        16.39%          15.30%*
Class C         17.68%        16.96%*         N/A
Advisor Class   __%           N/A             N/A

*Inception Dates:   Class B - March 4, 1991
                    Class C - April 30, 1993
                    Advisor Class - October 1, 1996

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in magazines such as Barron's, Business Week, Changing Times, Fortune, Forbes and Money Magazine, newspapers such as The New York Times or The Wall Street Journal or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

_______________________________________________________________

              REPORT OF INDEPENDENT ACCOUNTANTS AND
                   FINANCIAL STATEMENTS
______________________________________________________________

THE ALLIANCE FUND

SEMI-ANNUAL REPORT
MAY 31, 1997

ALLIANCE CAPITAL


PORTFOLIO OF INVESTMENTS
MAY 31, 1997 (UNAUDITED)                                      THE ALLIANCE FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS-99.7%
CONSUMER PRODUCTS & SERVICES-26.4%
AIRLINES-9.0%
America West Holding Corp. (a)                  750,000      $11,531,250
Continental Airlines, Inc. (a)                1,000,000       35,000,000
KLM Royal Dutch Air                             420,000       12,337,500
Northwest Airlines Corp. Cl.A (a)               850,000       35,168,750
Southwest Airlines Co.                          200,000        5,150,000
                                                             ------------
                                                              99,187,500

BIOTECHNOLOGY-2.2%
Biogen, Inc. (a)                                100,000        3,318,750
Centocor, Inc. (a)                              200,000        7,050,000
GelTex Pharmaceuticals, Inc. (a)                450,000        8,550,000
Human Genome Sciences, Inc. (a)                 132,800        5,146,000
MedImmune, Inc. (a)                              13,900          215,450
                                                             ------------
                                                              24,280,200

BROADCASTING & CABLE-3.6%
Millicom International Cellular, S.A. (a)(b)    240,000       10,890,000
Telephone & Data Systems, Inc.                  650,000       25,228,125
Vanguard Cellular Systems, Inc. (a)             250,000        3,281,250
                                                             ------------
                                                              39,399,375

MEDICAL SERVICES-3.1%
Columbia HCA/Healthcare Corp.                   925,000       33,878,125

RESTAURANTS & LODGING-2.0%
Host Marriott Corp.                             600,000       10,575,000
Marriot International, Inc.                     200,000       11,550,000
                                                             ------------
                                                              22,125,000

RETAILING-3.2%
Circuit City Stores, Inc. (a)                   500,000        7,250,000
CompUSA, Inc. (a)                               250,000        5,812,500
Dave & Busters, Inc. (a)                        100,000        2,275,000
Home Depot, Inc.                                200,000       12,600,000
Nine West Group, Inc. (a)                       180,000        6,930,000
                                                             ------------
                                                              34,867,500

TEXTILE PRODUCTS-0.4%
Tommy Hilfiger Corp. (a)                        100,000        4,450,000

TOBACCO-2.9%
Loews Corp.                                     330,000       32,092,500
                                                             ------------
                                                             290,280,200

SCIENCE & TECHNOLOGY-24.4%
COMMUNICATIONS EQUIPMENT-3.9%
360 Communications Co. (a)                      100,000        1,887,500
ADC Telecommunications, Inc. (a)                150,000        5,137,500
Sterling Commerce, Inc. (a)                      55,741        1,853,388
WorldCom, Inc. (a)                            1,130,000       33,476,250
                                                             ------------
                                                              42,354,638

COMPUTER HARDWARE-0.7%
Micron Electronics, Inc. (a)                    530,000        8,049,375

COMPUTER PERIPHERALS-0.2%
United States Robotics Corp.                     30,000        2,520,000

COMPUTER SOFTWARE & SERVICES-1.8%
Applied Magnetics Corp. (a)                     200,000        4,975,000
First Data Corp.                                375,000       15,000,000
                                                             ------------
                                                              19,975,000


5



PORTFOLIO OF INVESTMENTS (CONTINUED)                          THE ALLIANCE FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
NETWORK SOFTWARE-9.9%
3Com Corp. (a)                                  180,000     $  8,730,000
America Online, Inc. (a)                        250,000       13,812,500
Cascade Communications Corp. (a)                725,000       27,731,250
Cisco Systems, Inc. (a)                         820,000       55,555,000
Fore Systems, Inc. (a)                          150,000        2,484,375
                                                            -------------
                                                             108,313,125

SEMI-CONDUCTORS & RELATED-3.0%
Micron Technology, Inc.                         475,000       20,187,500
Teradyne, Inc. (a)                              300,000       12,300,000
                                                             ------------
                                                              32,487,500

UTILITY/TELEPHONE-4.9%
Deutsche Telekom AG (ADR) (a)(c)                 50,000        1,137,500
Teleport Communications Group, Inc. Cl.A (a)  1,000,000       30,250,000
United States Cellular Corp. (a)                836,700       23,009,250
                                                            -------------
                                                              54,396,750
                                                            -------------
                                                             268,096,388

FINANCIAL SERVICES-21.1%
BANKING & CREDIT-1.6%
First Union Corp.                               210,000       18,033,750

BROKERAGE-6.6%
Edwards (A.G.), Inc.                             50,000        1,856,250
Legg Mason, Inc.                                160,000        7,380,000
Merrill Lynch & Co., Inc.                       420,000       44,520,000
Morgan Stanley Group, Inc.                      280,000       18,900,000
                                                            -------------
                                                              72,656,250

INSURANCE-5.8%
CNA Financial Corp. (a)                         200,000       20,475,000
Conseco, Inc.                                   150,000        6,000,000
IPC Holdings Ltd.                               112,100        2,858,550
Life Re Corp.                                   100,000        4,300,000
NAC Re Corp.                                     63,300        2,524,088
Travelers Group, Inc.                           500,000       27,437,500
                                                            -------------
                                                              63,595,138

MISCELLANEOUS-7.1%
American Express Co.                            100,000        6,950,000
Dean Witter, Discover & Co.                     280,000       11,550,000
MBNA Corp.                                    1,750,000       59,281,250
                                                            -------------
                                                              77,781,250
                                                            -------------
                                                             232,066,388

ENERGY-17.2%
DOMESTIC PRODUCERS-0.5%
Brown (Tom), Inc. (a)                           193,500        3,894,188
Gulf Canada Resources, Ltd. (a)                 200,000        1,825,000
                                                             ------------
                                                               5,719,188

OIL & GAS-12.3%
Baker Hughes, Inc.                              280,000       10,500,000
BJ Services Co. (a)                              59,600        3,292,900
Ensco International, Inc. (a)                   100,000        4,987,500
Halliburton Co.                                 490,000       37,913,750
Nabors Industries, Inc. (a)                     270,000        6,058,125
Noble Drilling Corp. (a)                        750,000       16,312,500
Parker Drilling Co. (a)                       1,310,000       12,608,750
Rowan Cos., Inc. (a)                          1,545,900       35,748,937
Transocean Offshore, Inc.                       120,000        8,280,000
                                                             ------------
                                                             135,702,462

MISCELLANEOUS-4.4%
Diamond Offshore Drilling, Inc. (a)             440,000       31,295,000
Ultramar Diamond Shamrock                       500,000       16,500,000
                                                             ------------
                                                              47,795,000
                                                             ------------
                                                             189,216,650

CONSUMER MANUFACTURING-6.7%
AEROSPACE-0.7%
General Motors Corp. Cl.H                       150,000        8,268,750

AUTO & RELATED-5.5%
Republic Industries, Inc. (a)                 2,513,600       60,483,500


6



                                                              THE ALLIANCE FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
MISCELLANEOUS-0.5%
Industrie Natuzzi S.p.A. (ADR) (d)              209,800     $  5,297,450
                                                            -------------
                                                              74,049,700

BASIC INDUSTRIES-2.1%
BUILDING MATERIALS-0.4%
Shaw Industries, Inc.                           320,000        4,000,000

MACHINERY-1.3%
Mannesmann AG (c)                                35,000       14,212,158

TRANSPORTATION-0.4%
Knightsbridge Tankers, Ltd.                     175,000        4,309,375
                                                            -------------
                                                              22,521,533

BUSINESS SERVICES-1.3%
MISCELLANEOUS-1.3%
CUC International, Inc. (a)                     630,000   $   14,490,000

MULTI INDUSTRY-0.5%
ITT Corp. (a)                                   100,000        5,962,500

TOTAL INVESTMENTS-99.7%
  (cost $996,436,357)                                      1,096,683,359
Other assets less liabilities-0.3%                             3,116,878

NET ASSETS-100%                                           $1,099,800,237


(a)  Non-income producing security.
(b)  Country of origin--Luxembourg.
(c)  Country of origin--Germany.
(d)  Country of origin--Italy.

     Glossary:
     ADR - American depository receipt.

     See notes to financial statements.


7



STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1997 (UNAUDITED)                                      THE ALLIANCE FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $996,436,357)       $1,096,683,359
  Cash, at value (cost $135,985)                                       131,523
  Receivable for investment securities sold                          9,213,792
  Dividends receivable                                                 427,625
  Receivable for capital stock sold                                    176,721
  Prepaid expense                                                       47,646
  Total assets                                                   1,106,680,666

LIABILITIES
  Payable for investment securities purchased                        4,500,987
  Unclaimed dividends                                                1,005,964
  Management fee payable                                               622,070
  Payable for capital stock redeemed                                   374,612
  Distribution fee payable                                             213,599
  Accrued expenses                                                     163,197
  Total liabilities                                                  6,880,429

NET ASSETS                                                      $1,099,800,237

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $    1,513,634
  Additional paid-in capital                                       769,700,841
  Distributions in excess of net investment income                  (1,241,296)
  Accumulated net realized gain on investments and foreign
    currency transactions                                          229,584,518
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                    100,242,540
                                                                $1,099,800,237

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($1,024,652,359/
    140,594,500 shares of capital stock issued and outstanding)          $7.29
  Sales charge--4.25% of public offering price                             .32
  Maximum offering price                                                 $7.61

  CLASS B SHARES
  Net asset value and offering price per share ($50,785,014/
    7,317,600 shares of capital stock issued and outstanding)            $6.94

  CLASS C SHARES
  Net asset value and offering price per share ($15,669,890/
    2,256,305 shares of capital stock issued and outstanding)            $6.94

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share($8,692,974
    /1,194,994 shares of capital stock issued and outstanding)           $7.27


See notes to financial statements.


8



STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)                     THE ALLIANCE FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $31,264)                                      $4,186,424
  Interest                                              483,448   $  4,669,872

EXPENSES
  Management fee                                      3,618,336
  Distribution fee - Class A                            929,899
  Distribution fee - Class B                            231,303
  Distribution fee - Class C                             71,642
  Transfer agency                                       449,369
  Custodian                                             121,369
  Printing                                               82,383
  Administrative                                         70,000
  Audit and legal                                        54,526
  Registration                                           54,048
  Taxes                                                  25,254
  Directors' fees                                        16,500
  Miscellaneous                                          14,610
  Total expenses                                                     5,739,239
  Net investment loss                                               (1,069,367)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions                     232,035,034
  Net realized loss on foreign currency transactions                  (142,763)
  Net change in unrealized appreciation of:
    Investments                                                   (127,449,167)
    Foreign currency denominated assets and liabilities                 (4,631)
  Net gain on investments and foreign currency transactions        104,438,473

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $103,369,106


See notes to financial statements.


9



STATEMENT OF CHANGES IN NET ASSETS                            THE ALLIANCE FUND
_______________________________________________________________________________

                                              SIX MONTHS ENDED     YEAR ENDED
                                                 MAY 31, 1997     NOVEMBER 30,
                                                 (UNAUDITED)          1996
                                              ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income (loss)                 $   (1,069,367)  $    2,471,666
  Net realized gain on investments and
    foreign currency transactions                 231,892,271      143,836,346
  Net change in unrealized appreciation
    of investments and foreign currency
    denominated assets and liabilities           (127,453,798)       4,238,507
  Net increase in net assets from operations      103,369,106      150,546,519

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                        (2,584,179)      (2,437,233)
    Advisor Class                                      (4,914)              -0-
  Net realized gain on investments
    Class A                                      (136,315,610)    (129,777,164)
    Class B                                        (6,355,169)      (4,556,157)
    Class C                                        (1,970,589)      (1,766,904)
    Advisor Class                                    (148,119)              -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                     85,310,260       59,364,620
  Total increase                                   41,300,786       71,373,681

NET ASSETS
  Beginning of year                             1,058,499,451      987,125,770
  End of period (including undistributed
    net investment income of $2,417,164
    at November 30, 1996)                      $1,099,800,237   $1,058,499,451


See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
MAY 31, 1997 (UNAUDITED)                                      THE ALLIANCE FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Alliance Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class Cshares purchased on or after July 1, 1996, are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing principally distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Securities traded on national securities exchanges are valued at the last reported sales price, or, if no sale occurred, at the mean of the bid and asked price at the close of such exchange. Over-the-counter securities not traded on national securities exchanges are valued at the closing bid price. Debt securities are valued at the mean of the bid and asked price except that debt securities maturing within 60 days are valued at amortized cost which approximates market value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors.

2. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes discounts on debt securities owned. Investment gains and losses are determined on the identified cost basis.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net foreign currency losses represent foreign exchange gains and losses from sales and maturities of securities, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

For federal income tax purposes, the Fund's distributions of income and capital gains are subject to recharacterization, which may include a tax return of capital, at the end of the year to reflect the final investment results for that year.


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)                     THE ALLIANCE FUND
_______________________________________________________________________________

NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the management agreement, the Fund pays Alliance Capital Management L.P., (the "Manager") a fee at an annual rate of .75% on the first $500 million of average daily net assets, .65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. The fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund paid $70,000 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the Manager for the six months ended May 31, 1997.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Manager) for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $357,301 for the six months ended May 31, 1997.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Manager) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $25,612 from the sale of Class A shares and $2,464, $40,754 and $712 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 1997.

Brokerage commissions paid for the six months ended May 31, 1997 on investment transactions amounted to $2,205,748, of which $2,500 was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., ("DLJ"), and $22,000 was paid to DLJ directly. Both are affiliates of the Manager.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $3,165,356 and $937,663, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,107,626,308 and $1,114,230,285, respectively, for the six months ended May 31, 1997. There were no purchases but there were sales of $27,445,724 of U.S. government or government agency obligations for the six months ended May 31, 1997. At May 31, 1997, the cost of investments for federal income tax purposes was $1,007,324,436. Accordingly, gross unrealized appreciation of investments was $123,091,609 and gross unrealized depreciation of investments was $33,732,686, resulting in net unrealized appreciation of $89,358,923, excluding foreign currency.


12



                                                              THE ALLIANCE FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 900,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Class A shares consists of 300,000,000 shares. Class B and Class C shares each consist of 150,000,000 shares and Advisor Class shares consist of 300,000,000 shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     MAY 31, 1997   NOVEMBER 30,  MAY 31, 1997    NOVEMBER 30,
                      (UNAUDITED)       1996       (UNAUDITED)        1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            2,217,599     4,150,468    $ 15,031,161    $ 28,384,296
Shares issued in
  reinvestment of
  dividends and
  distributions       16,635,533    15,446,742     106,301,087     100,712,758
Shares converted
  from Class B           105,919       118,728         697,060         823,774
Shares redeemed       (7,928,637)  (12,552,838)    (54,576,421)    (86,836,564)
Net increase          11,030,414     7,163,100    $ 67,452,887    $ 43,084,264

CLASS B
Shares sold            1,627,312     2,617,216    $ 10,673,258    $ 17,347,199
Shares issued in
  reinvestment of
  distributions          865,267       586,032       5,286,869       3,697,861
Shares converted
  to Class A            (105,919)     (123,214)       (697,060)       (823,774)
Shares redeemed       (1,072,709)   (1,311,534)     (6,982,872)     (8,719,518)
Net increase           1,313,951     1,768,500      $8,280,195    $ 11,501,768

CLASS C
Shares sold              853,120     1,402,282    $  5,615,877    $  9,611,884
Shares issued in
  reinvestment of
  distributions          248,531       175,223       1,518,527       1,105,657
Shares redeemed         (721,369)   (1,045,876)     (4,752,557)     (6,946,611)
Net increase             380,282       531,629    $  2,381,847    $  3,770,930


                                   OCT. 2,1996(A)                OCT. 2,1996(A)
                                         TO                             TO
                                    NOV. 30,1996                   NOV. 30,1996
                                   -------------                 --------------
ADVISOR CLASS
Shares  sold           1,178,587       140,391    $  8,033,280    $  1,007,658
Shares issued in
  reinvestment of
  dividends and
  distributions           22,857            -0-        145,601              -0-
Shares redeemed         (146,841)           -0-       (983,550)             -0-
Net increase           1,054,603       140,391    $  7,195,331    $  1,007,658


(a)  Commencement of distribution.


13



FINANCIAL HIGHLIGHTS                                          THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS A
                                            ------------------------------------------------------------------------------
                                             SIX MONTHS                              JAN. 1,1994
                                                ENDED       YEAR ENDED NOVEMBER 30,       TO       YEAR ENDED DECEMBER 31,
                                            MAY 31, 1997   ------------------------  NOVEMBER 30,  -----------------------
                                             (UNAUDITED)      1996         1995         1994(A)       1993         1992
                                            -------------  -----------  -----------  ------------  -----------  ----------
Net asset value, beginning of period           $7.71          $7.72        $6.63        $6.85         $6.68        $6.29

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.01)(b)        .02          .02(b)       .01           .02          .05
Net realized and unrealized gain (loss)
  on investments                                 .67           1.06         2.08         (.23)          .93          .87
Net increase (decrease) in net asset
  value from operations                          .66           1.08         2.10         (.22)          .95          .92

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.02)          (.02)        (.01)          -0-         (.02)        (.05)
Distributions from net realized gains          (1.06)         (1.07)       (1.00)          -0-         (.76)        (.48)
Total dividends and distributions              (1.08)         (1.09)       (1.01)          -0-         (.78)        (.53)
Net asset value, end of period                 $7.29          $7.71        $7.72        $6.63         $6.85        $6.68

TOTAL RETURN
Total investment return based on net
  asset value (c)                              10.46%         16.49%       37.87%       (3.21)%       14.26%       14.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)  $1,024,652       $999,067     $945,309     $760,679      $831,814     $794,733
Ratio of expenses to average net assets         1.05%(d)       1.04%        1.08%        1.05%(d)      1.01%         .81%
Ratio of net investment income (loss)
  to average net assets                         (.16)%(d)       .30%         .31%         .21%(d)       .27%         .79%
Portfolio turnover rate                          107%            80%          81%          63%           66%          58%
Average commission rate (e)                   $.0559         $.0646           --           --            --           --


See footnote summary on page 17.


14



                                                              THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  CLASS B
                                            -------------------------------------------------------------------------------
                                              SIX MONTHS                             JAN. 1, 1994
                                                 ENDED      YEAR ENDED NOVEMBER 30,        TO       YEAR ENDED DECEMBER 31,
                                             MAY 31, 1997  ------------------------   NOVEMBER 30,  -----------------------
                                             (UNAUDITED)       1996         1995         1994(A)       1993       1992
                                            -------------  -----------  -----------  -------------  ---------  ------------
Net asset value, beginning of period           $7.40          $7.49        $6.50        $6.76         $6.64      $6.27

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.03)(b)       (.01)        (.03)(b)     (.03)         (.03)      (.01)(b)
Net realized and unrealized gain (loss)
  on investments                                 .63            .99         2.02         (.23)          .91        .87
Net increase (decrease) in net asset
  value from operations                          .60            .98         1.99         (.26)          .88        .86

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-            -0-          -0-          -0-           -0-      (.01)
Distributions from net realized gains          (1.06)         (1.07)       (1.00)          -0-         (.76)      (.48)
Total dividends and distributions              (1.06)         (1.07)       (1.00)          -0-         (.76)      (.49)
Net asset value, end of period                 $6.94          $7.40        $7.49        $6.50         $6.76      $6.64

TOTAL RETURN
Total investment return based on net
  asset value (c)                               9.98%         15.47%       36.61%       (3.85)%       13.28%     13.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $50,785        $44,450      $31,738      $18,138       $12,402     $3,825
Ratio of expenses to average net assets         1.88%(d)       1.87%        1.90%        1.89%(d)      1.90%      1.64%
Ratio of net investment loss to
  average net assets                            (.99)%(d)      (.53)%       (.53)%       (.60)%(d)     (.64)%     (.04)%
Portfolio turnover rate                          107%            80%          81%          63%           66%        58%
Average commission rate (e)                   $.0559         $.0646           --           --            --         --


See footnote summary on page 17.


15



FINANCIAL HIGHLIGHTS (CONTINUED)                              THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           CLASS C
                                            --------------------------------------------------------------------
                                              SIX MONTHS                              JAN. 1, 1994     MAY 3,
                                                 ENDED      YEAR ENDED NOVEMBER 30,        TO       1993(F) TO
                                             MAY 31, 1997  ------------------------   NOVEMBER 30,  DECEMBER 31,
                                             (UNAUDITED)       1996         1995         1994(A)      1993
                                            -------------  -----------  -----------  -------------  ------------
Net asset value, beginning of period           $7.41          $7.50        $6.50        $6.77         $6.67

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.03)(b)       (.02)        (.03)(b)     (.03)         (.02)
Net realized and unrealized gain (loss)
  on investments                                 .62           1.00         2.03         (.24)          .88
Net increase (decrease) in net asset
  value from operations                          .59            .98         2.00         (.27)          .86

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.06)         (1.07)       (1.00)          -0-         (.76)
Net asset value, end of period                 $6.94          $7.41        $7.50        $6.50         $6.77

TOTAL RETURN
Total investment return based on net
  asset value (c)                               9.83%         15.48%       36.79%       (3.99)%       13.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $15,670        $13,899      $10,078       $6,230        $4,006
Ratio of expenses to average net assets         1.86%(d)       1.86%        1.89%        1.87%(d)      1.94%(d)
Ratio of net investment loss to
  average net assets                            (.97)%(d)      (.51)%       (.51)%       (.59)%(d)     (.74)%(d)
Portfolio turnover rate                          107%            80%          81%          63%           66%
Average commission rate (e)                   $.0559         $.0646           --           --            --


See footnote summary on page 17.


16



                                                              THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                            ADVISOR CLASS
                                                     --------------------------
                                                                    OCTOBER 2,
                                                      SIX MONTHS      1996(F)
                                                         ENDED          TO
                                                     MAY 31, 1997  NOVEMBER 30,
                                                      (UNAUDITED)      1996
                                                     ------------  ------------
Net asset value, beginning of period                    $7.71         $6.99

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                      (.01)(b)        -0-
Net realized and unrealized gain on investments           .67           .72

Net increase in net asset value from operations           .66           .72

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                     (.04)           -0-
Distributions from net realized gains                   (1.06)           -0-
Total dividends and distributions                       (1.10)           -0-
Net asset value, end of period                          $7.27         $7.71

TOTAL RETURN
Total investment return based on net
  asset value (c)                                       10.43%        10.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $8,693        $1,083
Ratio of expenses to average net assets (d)               .89%          .89%
Ratio of net investment income (loss) to
  average net assets (d)                                 (.19)%         .38%
Portfolio turnover rate                                   107%           80%
Average commission rate                                $.0559        $.0646


(a)  The Fund changed its fiscal year end from December 31 to November 30.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.

(d)  Annualized.

(e) For fiscal year beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(f)  Commencement of distribution.


17

PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996                                             THE ALLIANCE FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS-96.9%
CONSUMER PRODUCTS & SERVICES-40.0%
AIRLINES-5.3%
AMR Corp. (a)                                    35,000     $  3,193,750
Delta Air Lines, Inc.                            42,000        3,160,500
KLM Royal Dutch Air                             312,475        8,163,409
Northwest Airlines Corp. Cl.A (a)               238,000        9,609,250
UAL Corp. (a)                                   556,600       32,004,500
                                                             ------------
                                                              56,131,409

BIOTECHNOLOGY-2.0%
Amgen, Inc. (a)                                 315,500       19,206,063
Biogen, Inc. (a)                                 44,000        1,683,000
                                                             ------------
                                                              20,889,063

BROADCASTING & CABLE-7.9%
AirTouch Communications, Inc. (a)             1,123,000       28,776,875
Cablevision Systems Corp. Cl.A (a)               90,000        2,711,250
Comcast Corp. Cl.A                              200,000        3,350,000
CommNet Cellular, Inc. (a)                       85,000        2,401,250
Cox Communications, Inc. Cl.A (a)               386,100        7,915,050
Jones Intercable, Inc. Cl.A (a)                 240,000        2,580,000
Millicom International Cellular, S.A. (a)        35,000        1,325,625
Nynex Cablecommunications
  Group Plc (ADR) (a) (b)                       100,000        1,912,500
TCI Group Series A (a)                          815,500       11,009,250
Tele-Communications International,
  Inc. Cl.A (a)                                 130,000        1,950,000
Tele-Communications-Liberty Media Cl.A (a)      374,050        9,351,250
Telephone & Data Systems, Inc.                   80,000        2,990,000
Teleport Communications Group, Inc. Cl.A (a)    149,300        4,945,562
Viacom, Inc. Cl.B (a)                                 1               38
Vodafone Group Plc (ADR) (b)                     50,000        2,162,500
                                                             ------------
                                                              83,381,150

DRUGS, HOSPITAL SUPPLIES & MEDICAL SERVICES-9.5%
Centocor, Inc. (a)                               74,000        2,044,250
Columbia HCA/Healthcare Corp.                   637,400       25,496,000
Gensia, Inc.                                        158              731
Johnson & Johnson                               100,000        5,312,500
Medtronic, Inc.                                 100,000        6,612,500
Merck & Co., Inc.                               183,500       15,230,500
Pfizer, Inc.                                    295,000       26,439,375
Pharmacia & Upjohn, Inc.                         50,000        1,931,250
Revco D.S., Inc. (a)                            115,000        3,967,500
United Healthcare, Inc.                         191,900        8,275,687
Value Health, Inc. (a)                           90,000        1,631,250
Warner Lambert Co.                               58,000        4,147,000
                                                             ------------
                                                             101,088,543

ENTERTAINMENT & LEISURE-1.8%
Circus Circus Enterprises, Inc. (a)              45,000        1,642,500
Cyrk, Inc. (a)                                   75,000          928,125
Harrahs Entertainment, Inc. (a)                  80,000        1,420,000
Walt Disney Co.                                 200,600       14,794,250
                                                             ------------
                                                              18,784,875

FOOD, BEVERAGES & TOBACCO-6.9%
Campbell Soup Co.                               140,000       11,567,500
PepsiCo, Inc.                                   259,000        7,737,625
Philip Morris Cos., Inc.                        524,400       54,078,750
                                                             ------------
                                                              73,383,875

PRINTING & PUBLISHING-0.8%
Aamulehti Yhtymae OY-II (c)                     110,000        3,549,919
Reuters Holdings Plc (ADR) (b)                   70,000        5,083,750
                                                             ------------
                                                               8,633,669


5



PORTFOLIO OF INVESTMENTS (CONTINUED)                          THE ALLIANCE FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
RESTAURANTS & LODGING-1.6%
Host Marriott Corp. (a)                         200,000     $  3,050,000
John Q. Hammons Hotels, Inc. Cl.A (a)           170,000        1,360,000
Marriot International, Inc.                      78,400        4,370,800
McDonald's Corp.                                169,200        7,910,100
                                                             ------------
                                                              16,690,900

RETAILING-4.2%
AutoZone, Inc. (a)                               80,000        1,970,000
Federated Department Stores, Inc. (a)            40,000        1,365,000
Fingerhut Cos., Inc.                            140,000        1,750,000
Home Depot, Inc.                                219,000       11,415,375
Kohl's Corp. (a)                                 85,000        3,389,375
Sears, Roebuck & Co.                            324,800       16,158,800
Wal-Mart Stores, Inc.                           339,000        8,644,500
                                                             ------------
                                                              44,693,050
                                                             ------------
                                                             423,676,534

SCIENCE & TECHNOLOGY-25.9%
COMMUNICATIONS EQUIPMENT-3.2%
Ascend Communications, Inc.                      77,000        5,476,625
DSC Communications Corp. (a)                     90,000        1,620,000
Ericsson (L.M.) Telephone Co. Cl.B (ADR) (d)    273,510        8,444,621
Lucent Technologies, Inc.                       116,100        5,950,125
MFS Communications, Inc. (a)                     98,600        4,757,450
Nokia Corp. (ADR) (e)                            55,000        3,086,875
Scientific-Atlanta, Inc.                        160,000        2,480,000
WorldCom, Inc. (a)                               90,700        2,097,438
                                                             ------------
                                                              33,913,134

COMPUTER HARDWARE-5.4%
Ceridian Corp. (a)                               75,000        3,609,375
COMPAQ Computer Corp. (a)                       356,300       28,236,775
Dell Computer Corp. (a)                          60,400        6,138,150
Hewlett-Packard Co.                             292,400       15,753,050
Intergraph Corp. (a)                            150,000        1,368,750
Storage Technology Corp. (a)                     34,400        1,715,700
                                                             ------------
                                                              56,821,800

COMPUTER PERIPHERALS-0.5%
Seagate Technology (a)                          140,000        5,530,000

COMPUTER SOFTWARE & SERVICES-4.3%
Electronic Data Systems Corp.                   100,000        4,837,500
First Data Corp.                                110,000        4,386,250
Informix Corp. (a)                              170,000        4,037,500
Microsoft Corp. (a)                             165,650       25,986,344
Oracle Corp. (a)                                 50,000        2,450,000
Sterling Commerce, Inc. (a)                      55,741        1,755,841
Sterling Software, Inc. (a)                      35,000        1,159,375
The Learning Co., Inc. (a)                       58,000          986,000
                                                             ------------
                                                              45,598,810

NETWORK SOFTWARE-4.6%
3Com Corp. (a)                                   55,000        4,131,875
Bay Networks, Inc. (a)                          125,000        3,343,750
Cascade Communications Corp. (a)                128,600        8,889,475
Cisco Systems, Inc. (a)                         462,000       31,358,250
Netscape Communications Corp. (a)                15,000          838,125
                                                             ------------
                                                              48,561,475

OFFICE EQUIPMENT SERVICES-0.6%
Xerox Corp.                                     125,500        6,165,188

SEMI-CONDUCTORS & RELATED-7.3%
Intel Corp.                                     467,100       59,263,312
Linear Technology Corp.                          70,000        3,298,750
National Semiconductor Corp. (a)                235,000        5,757,500
Teradyne, Inc. (a)                              153,000        3,614,625
Texas Instruments, Inc.                          37,900        2,416,125
Xilinx, Inc. (a)                                 70,000        3,071,250
                                                             ------------
                                                              77,421,562
                                                             ------------
                                                             274,011,969


6



                                                              THE ALLIANCE FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
FINANCIAL SERVICES-16.6%
BANKING & CREDIT-5.2%
Citicorp                                        100,000     $ 10,925,000
First Union Corp.                                50,000        3,818,750
Household International, Inc.                   120,000       11,370,000
MBNA Corp.                                      426,000       17,199,750
Norwest Corp.                                   256,300       11,982,025
                                                             ------------
                                                              55,295,525

BROKERAGE-4.8%
Green Tree Financial Corp.                      133,500        5,590,313
Legg Mason, Inc.                                 60,000        2,332,500
Merrill Lynch & Co., Inc.                       331,000       26,562,750
Morgan Stanley Group, Inc.                      277,900       16,708,737
                                                             ------------
                                                              51,194,300

INSURANCE-3.6%
American International Group, Inc.               72,500        8,337,500
Equitable of Iowa Cos.                           18,800          841,300
Home State Holdings, Inc. (a)                    57,400          437,675
IPC Holdings Ltd.                               112,100        2,550,275
ITT Hartford Group, Inc.                         37,000        2,529,875
John Alden Financial Corp.                       90,000        1,586,250
Life Re Corp.                                    48,000        1,770,000
MGIC Investment Corp.                            80,100        5,997,488
NAC Re Corp.                                     63,300        2,310,450
Progressive Corp.                                40,000        2,790,000
TIG Holdings, Inc.                              130,000        3,965,000
Travelers Group, Inc.                           113,333        5,100,000
                                                             ------------
                                                              38,215,813

MORTGAGE BANKING-2.6%
Federal Home Loan Mortgage Corp.                121,000       13,824,250
Federal National Mortgage Assn.                 320,600       13,224,750
                                                             ------------
                                                              27,049,000

REAL ESTATE-0.4%
Avalon Properties, Inc.                          80,000        2,050,000
Simon De Bartolo Group, Inc.                     70,000        1,916,250
                                                             ------------
                                                               3,966,250

                                                             ------------
                                                             175,720,888

BASIC INDUSTRIES-6.8%
CHEMICALS-1.1%
Dow Chemical Co.                                 35,000        2,931,250
Freeport McMoran, Inc.                           90,000        2,745,000
Monsanto Co.                                     85,000        3,378,750
Olin Corp.                                       70,000        2,791,250
                                                             ------------
                                                              11,846,250

MACHINERY-0.3%
Coltec Industries, Inc. (a)                     200,000        3,700,000

MINING & METALS-0.4%
Kaiser Aluminum Corp. (a)                       200,000        2,125,000
Reynolds Metals Co.                              30,100        1,790,950
                                                             ------------
                                                               3,915,950

OIL & GAS-2.6%
BJ Services Co. (a)                              85,000        4,058,750
Brown (Tom), Inc. (a)                           138,000        2,604,750
ENSERCH Corp.                                    90,000        2,103,750
Louis Dreyfus Natural Gas Corp. (a)             182,700        3,128,738
Louisiana Land & Exploration Co.                 42,000        2,509,500
Nabors Industries, Inc. (a)                     120,000        2,325,000
Noble Affiliates, Inc.                           70,000        3,298,750
Parker Drilling Co. (a)                         105,000          984,375
Petroleum Geo-Services ASA (ADR) (a) (f)         60,000        2,250,000
Seagull Energy Corp. (a)                         70,000        1,601,250
Transocean Offshore, Inc.                        46,333        2,791,563
                                                             ------------
                                                              27,656,426

POLLUTION CONTROL-0.4%
WMX Technologies, Inc.                          135,000        4,860,000

SURFACE TRANSPORTATION-1.2%
Burlington Northern Santa Fe                     30,000        2,696,250
Canadian Pacific, Ltd.                          130,000        3,575,000
GATX Corp.                                       60,000        2,992,500
Illinois Central Corp.                           70,000        2,371,250
Union Pacific Corp.                              13,069          761,269
                                                             ------------
                                                              12,396,269


7



PORTFOLIO OF INVESTMENTS (CONTINUED)                          THE ALLIANCE FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
TRUCKING & SHIPPING-0.3%
Ryder System, Inc.                               70,000     $  2,126,250
Sea Containers, Ltd. Cl.A                        80,000        1,240,000
                                                             ------------
                                                               3,366,250

OTHER-0.5%
ADT Ltd. (a)                                    145,000        2,972,500
Xtra Corp.                                       45,000        1,895,625
                                                             ------------
                                                               4,868,125
                                                             ------------
                                                              72,609,270

CONSUMER MANUFACTURING-4.9%
AUTO & RELATED-4.5%
Chrysler Corp.                                  864,000       30,672,000
General Motors Corp.                            242,600       13,979,825
Magna International, Inc. Cl.A                   55,000        3,018,125
                                                             ------------
                                                              47,669,950

BUILDING & RELATED-0.3%
American Standard Cos., Inc. (a)                 80,000        3,050,000

TEXTILE PRODUCTS-0.1%
Cone Mills Corp. (a)                            100,000          837,500
                                                             ------------
                                                              51,557,450

CAPITAL GOODS-1.2%
ELECTRICAL EQUIPMENT-1.2%
General Electric Co.                            120,000       12,480,000



                                               SHARES OR
                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
AEROSPACE & DEFENSE-0.8%
Boeing Co.                                       90,000   $    8,943,750

UTILITIES-0.3%
TELEPHONE UTILITIES-0.3%
Deutsche Telekom AG (ADR) (a) (g)                24,000          513,000
MCI Communications Corp.                         85,000        2,592,500
                                                           --------------
                                                               3,105,500

MULTI INDUSTRY-0.3%
ITT Corp. (a)                                    60,000        2,767,500

DIVERSIFIED-0.1%
Frontier Corp.                                   50,000        1,312,500
Total Common Stocks (cost $798,489,192)                    1,026,185,361

COMMERCIAL PAPER-3.9%
General Electric Capital Corp.
  5.75%, 12/02/96
  (amortized cost $40,759,489)                  $40,766       40,759,489

TOTAL INVESTMENTS-100.8%
  (cost $839,248,681)                                      1,066,944,850
Other assets less liabilities-(0.8%)                          (8,445,399)

NET ASSETS-100%                                           $1,058,499,451


(a)  Non-income producing security.
(b)  Country of origin - United Kingdom.
(c)  Finnish holding.
(d)  Country of origin - Sweden.
(e)  Country of origin - Finland.
(f)  Country of origin - Norway.
(g)  Country of origin - Germany.

     Glossary:
     ADR - American Depository Receipt.

     See notes to financial statements.


8



STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996                                             THE ALLIANCE FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $839,248,681)        $1,066,944,850
  Cash, at value (cost $78,985)                                          79,154
  Receivable for investment securities sold                           8,276,199
  Dividends receivable                                                  736,535
  Receivable for capital stock sold                                     334,225
  Total assets                                                    1,076,370,963

LIABILITIES
  Payable for investment securities purchased                        15,269,480
  Unclaimed dividends                                                 1,005,964
  Management fee payable                                                584,001
  Payable for capital stock redeemed                                    546,369
  Distribution fee payable                                              196,206
  Accrued expenses                                                      269,492
  Total liabilities                                                  17,871,512

NET ASSETS                                                       $1,058,499,451

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $    1,375,841
  Additional paid-in capital                                        684,528,374
  Undistributed net investment income                                 2,417,164
  Accumulated net realized gain                                     142,481,734
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     227,696,338
                                                                 $1,058,499,451

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($999,067,317/
    129,564,086 shares of capital stock issued and outstanding)           $7.71
  Sales charge--4.25% of public offering price                              .34
  Maximum offering price                                                  $8.05

  CLASS B SHARES
  Net asset value and offering price per share($44,450,378/
    6,003,649 shares of capital stock issued and outstanding)             $7.40

  CLASS C SHARES
  Net asset value and offering price per share($13,899,091/
    1,876,023 shares of capital stock issued and outstanding)             $7.41

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share($1,082,665
    /140,391 shares of capital stock issued and outstanding)              $7.71


See notes to financial statements.


9



STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1996                                  THE ALLIANCE FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $146,869)                                     $11,650,518
  Interest                                             1,348,902  $ 12,999,420

EXPENSES
  Management fee                                       6,794,888
  Distribution fee - Class A                           1,746,148
  Distribution fee - Class B                             371,631
  Distribution fee - Class C                             124,724
  Transfer agency                                        713,260
  Custodian                                              207,024
  Administrative                                         140,000
  Printing                                               120,781
  Audit and legal                                        118,838
  Registration                                            70,116
  Taxes                                                   69,554
  Directors' fees                                         27,000
  Miscellaneous                                           23,790
  Total expenses                                                    10,527,754
  Net investment income                                              2,471,666

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                 143,836,486
  Net realized loss on foreign currency transactions                      (140)
  Net change in unrealized appreciation of:
    Investments                                                      4,239,551
    Foreign currency denominated assets and liabilities                 (1,044)
  Net gain on investments                                          148,074,853

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $150,546,519


See notes to financial statements.


10



STATEMENT OF CHANGES IN NET ASSETS                            THE ALLIANCE FUND
_______________________________________________________________________________

                                                    YEAR ENDED      YEAR ENDED
                                                   NOVEMBER 30,    NOVEMBER 30,
                                                       1996            1995
                                                 ---------------  -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                           $   2,471,666   $  2,382,706
  Net realized gain on investments and foreign
    currency transactions                           143,836,346    137,577,216
  Net change in unrealized appreciation of
    investments                                       4,238,507    136,438,371
  Net increase in net assets from operations        150,546,519    276,398,293

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                          (2,437,233)    (1,599,712)
  Net realized gain on investments
    Class A                                        (129,777,164)  (114,265,138)
    Class B                                          (4,556,157)    (2,789,853)
    Class C                                          (1,766,904)      (972,583)

CAPITAL STOCK TRANSACTIONS
  Net increase                                       59,364,620     45,307,923
  Total increase                                     71,373,681    202,078,930

NET ASSETS
  Beginning of year                                 987,125,770    785,046,840
  End of year (including undistributed net
    investment income of $2,417,164 and
    $2,382,871, respectively)                    $1,058,499,451   $987,125,770


See notes to financial statements.


11



NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1996                                             THE ALLIANCE FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Alliance Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. On April 15, 1996 the Board of Directors approved the creation of a fourth class of shares, Advisor Class Shares. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class Cshares purchased on or after July 1, 1996, are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing principally distribution expenses. Advisor Class shares are offered solely to investors participating in fee based programs. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Securities traded on national securities exchanges are valued at the last reported sales price, or, if no sale occurred, at the mean of the bid and asked price at the close of such exchange. Over-the-counter securities not traded on national securities exchanges are valued at the closing bid price. Debt securities are valued at the mean of the bid and asked price except that debt securities maturing within 60 days are valued at amortized cost which approximates market value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors.

2. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes discounts on debt securities owned. Investment gains and losses are determined on the identified cost basis.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net foreign currency losses represent foreign exchange gains and losses from sales and maturities of securities, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.


12



                                                              THE ALLIANCE FUND
_______________________________________________________________________________

NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the management agreement, the Fund pays Alliance Capital Management L.P., (the "Manager") a fee at an annual rate of .75% on the first $500 million of average daily net assets, .65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. The fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund paid $140,000 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the Manager for the year ended November 30, 1996.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Manager) for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $552,511 for the year ended November 30, 1996.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Manager) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $48,517 from the sale of Class A shares and $60,344 and $360 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively for the year ended November 30, 1996.

Brokerage commissions paid for the year ended November 30, 1996 on securities transactions amounted to $1,682,047, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., ("DLJ") nor to DLJ directly, an affiliate of the Manager.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,718,791 and $815,553, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. Government securities) aggregated $757,343,332 and $825,062,987, respectively, for the year ended November 30, 1996. There were purchases of $709,700 and sales of $18,435,770 of U.S. Government or government agency obligations for the year ended November 30, 1996. At November 30, 1996, the cost of securities for federal income tax purposes was $840,699,774. Accordingly, gross unrealized appreciation of investments was $250,455,873 and gross unrealized depreciation of investments was $24,210,797, resulting in net unrealized appreciation of $226,245,076 excluding foreign currency.


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)                     THE ALLIANCE FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 900,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Class A shares consists of 300,000,000 shares. Class B and Class C shares each consist of 150,000,000 shares and Advisor Class shares consist of 300,000,000 shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     NOVEMBER 30,  NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,
                         1996          1995           1996            1995
                     ------------  ------------  --------------  --------------
Shares sold            4,150,468    11,552,553    $ 28,384,296   $  76,332,241
Shares issued in
  reinvestment of
  dividends and
  distributions       15,446,742    16,140,922     100,712,758      88,936,504
Shares converted
  from Class B           118,728            -0-        823,774              -0-
Shares redeemed      (12,552,838)  (19,990,291)    (86,836,564)   (131,496,755)
Net increase           7,163,100     7,703,184    $ 43,084,264   $  33,771,990

CLASS B
Shares sold            2,617,216     2,132,283    $ 17,347,199   $  13,861,804
Shares issued in
  reinvestment of
  distributions          586,032       429,040       3,697,861       2,312,524
Shares converted
  to Class A            (123,214)           -0-       (823,774)             -0-
Shares redeemed       (1,311,534)   (1,117,997)     (8,719,518)     (7,184,000)
Net increase           1,768,500     1,443,326    $ 11,501,768   $   8,990,328

CLASS C
Shares sold            1,402,282       904,787    $  9,611,884   $   5,865,193
Shares issued in
  reinvestment of
  distributions          175,223       116,466       1,105,657         627,754
Shares redeemed       (1,045,876)     (634,972)     (6,946,611)     (3,947,342)
Net increase             531,629       386,281    $  3,770,930   $   2,545,605


                    OCT. 2, 1996*                 OCT. 2, 1996*
                          TO                            TO
                    NOV. 30, 1996                 NOV. 30, 1996
                    -------------                --------------
ADVISOR CLASS
Shares  sold             140,391                    $1,007,658
Shares issued in
  reinvestment of
  dividends and
  distributions               -0-                           -0-
Shares redeemed               -0-                           -0-
Net increase             140,391                    $1,007,658


*    Commencement of distribution.


14



FINANCIAL HIGHLIGHTS                                          THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS A
                                            ----------------------------------------------------------------
                                                                      JAN. 1,1994
                                             YEAR ENDED NOVEMBER 30,       TO        YEAR ENDED DECEMBER 31,
                                            ------------------------  NOVEMBER 30,  ------------------------
                                                1996         1995       1994(A)          1993         1992
                                            -----------  -----------  ------------  -----------  -----------
Net asset value, beginning of period          $ 7.72       $ 6.63       $ 6.85         $ 6.68       $ 6.29

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .02          .02(b)       .01            .02          .05
Net realized and unrealized gain (loss)
  on investments                                1.06         2.08         (.23)           .93          .87
Net increase (decrease) in net asset
  value from operations                         1.08         2.10         (.22)           .95          .92

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.02)        (.01)          -0-          (.02)        (.05)
Distributions from net realized gains          (1.07)       (1.00)          -0-          (.76)        (.48)
Total dividends and distributions              (1.09)       (1.01)          -0-          (.78)        (.53)
Net asset value, end of period                $ 7.71       $ 7.72       $ 6.63         $ 6.85       $ 6.68

TOTAL RETURN
Total investment return based on net
  asset value (c)                              16.49%       37.87%       (3.21)%        14.26%       14.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $999,067     $945,309     $760,679       $831,814     $794,733
Ratio of expenses to average net assets         1.04%        1.08%        1.05%(d)       1.01%         .81%
Ratio of net investment income to
  average net assets                             .30%         .31%         .21%(d)        .27%         .79%
Portfolio turnover rate                           80%          81%          63%            66%          58%
Average commission rate (e)                   $.0646           --           --             --           --


See footnote summary on page 18.


15



FINANCIAL HIGHLIGHTS (CONTINUED)                              THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           CLASS B
                                            -------------------------------------------------------------------
                                                                        JAN. 1, 1994
                                             YEAR ENDED NOVEMBER 30,         TO        YEAR ENDED DECEMBER 31,
                                            -------------------------   NOVEMBER 30,  -------------------------
                                                1996         1995         1994(A)         1993         1992
                                            -----------  ------------  -------------  -----------  ------------
Net asset value, beginning of period          $ 7.49       $ 6.50        $ 6.76         $ 6.64       $ 6.27

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.01)        (.03)(b)      (.03)          (.03)        (.01)(b)
Net realized and unrealized gain (loss)
  on investments                                 .99         2.02          (.23)           .91          .87

Net increase (decrease) in net asset
  value from operations                          .98         1.99          (.26)           .88          .86

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-           -0-            -0-        (.01)
Distributions from net realized gains          (1.07)       (1.00)           -0-          (.76)        (.48)
Total dividends and distributions              (1.07)       (1.00)           -0-          (.76)        (.49)
Net asset value, end of period                $ 7.40       $ 7.49        $ 6.50         $ 6.76       $ 6.64

TOTAL RETURN
Total investment return based on net
  asset value (c)                              15.47%       36.61%        (3.85)%        13.28%       13.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $44,450      $31,738       $18,138        $12,402       $3,825
Ratio of expenses to average net assets         1.87%        1.90%         1.89%(d)       1.90%        1.64%
Ratio of net investment loss to average
  net assets                                    (.53)%       (.53)%        (.60)%(d)      (.64)%       (.04)%
Portfolio turnover rate                           80%          81%           63%            66%          58%
Average commission rate (e)                   $.0646           --            --             --           --


See footnote summary on page 18.


16



                                                              THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   CLASS C
                                            -------------------------------------------------------
                                                                        JAN. 1,1994       MAY 3,
                                             YEAR ENDED NOVEMBER 30,         TO         1993(F) TO
                                            -------------------------   NOVEMBER 30,   DECEMBER 31,
                                                1996         1995          1994(A)        1993
                                            -----------  ------------  -------------  -------------
Net asset value, beginning of period          $ 7.50       $ 6.50        $ 6.77         $ 6.67

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.02)        (.03)(b)      (.03)          (.02)
Net realized and unrealized gain (loss)
  on investments                                1.00         2.03          (.24)           .88
Net increase (decrease) in net asset
  value from operations                          .98         2.00          (.27)           .86

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.07)       (1.00)           -0-          (.76)
Net asset value, end of period                $ 7.41       $ 7.50        $ 6.50         $ 6.77

TOTAL RETURN
Total investment return based on net
  asset value (c)                              15.48%       36.79%        (3.99)%        13.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $13,899      $10,078        $6,230         $4,006
Ratio of expenses to average net assets         1.86%        1.89%         1.87%(d)       1.94%(d)
Ratio of net investment loss to average
  net assets                                    (.51)%       (.51)%        (.59)%(d)      (.74)%(d)
Portfolio turnover rate                           80%          81%           63%            66%
Average commission rate (e)                   $.0646           --            --             --


See footnote summary on page 18.


17



FINANCIAL HIGHLIGHTS (CONTINUED)                              THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                        ADVISOR CLASS
                                                     ------------------
                                                     OCTOBER 2, 1996(F)
                                                               TO
                                                      NOVEMBER 30, 1996
                                                     ------------------
Net asset value, beginning of period                       $ 6.99

INCOME FROM INVESTMENT OPERATIONS
Net realized and unrealized gain on investments               .72
Net increase in net asset value from operations               .72
Net asset value, end of period                             $ 7.71

TOTAL RETURN
Total investment return based on net asset value (c)        10.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                  $1,083
Ratio of expenses to average net assets                       .89%(d)
Ratio of net investment income to average net assets          .38%(d)
Portfolio turnover rate                                        80%
Average commission rate (e)                                $.0646


(a)  The Fund changed its fiscal year end from December 31 to November 30.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.

(d)  Annualized.

(e) For fiscal year beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(f)  Commencement of distribution.


18



REPORT OF INDEPENDENT ACCOUNTANTS                             THE ALLIANCE FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE ALLIANCE FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Alliance Fund, Inc. (the "Fund") at November30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
January 17, 1997

                             PART C
                        OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits

       (a)  Financial Statements

         Included in the Prospectus:

              Financial Highlights.

         Included in the Statement of Additional Information:

              Portfolio of Investments - November 30, 1996. Statement of Assets and Liabilities -
                 November 30, 1996.
              Statement of Operations, year ended
                 November 30, 1996.
              Statement of Changes in Net Assets - years ended
                 November 30, 1995 and November 30, 1996.
              Notes to Financial Statements - for the years
                 ended November 30, 1992 through November 30,
                 1996.
              Financial Highlights - for the years ended
                 November 30, 1992 through November 30, 1996.
              Report of Independent Accountants.

              Portfolio of Investments - May 31, 1997
                 (unaudited).
              Statement of Assets and Liabilities, May 31, 1997
                 (unaudited).
              Statement of Operations, six months ended May 31,
                 1997 (unaudited).
              Statement of Changes in Net Assets, six months
                 ended May 31, 1997.
              Notes to Financial Statements, May 31, 1997
                 (unaudited).
              Financial Highlights - for the six months ended
                 May 31, 1997 (unaudited).

    Included in Part C of the Registration Statement:

              All other financial statements or schedules are not required or the required information is shown in the Statement of Assets and Liabilities or the notes thereto.

    (b)  Exhibits:

    (1)  (a)  Articles of Restatement of the Articles of
              Incorporation of the Registrant - filed
              herewith.

         (b)  Articles of Amendment thereto - filed herewith.

         (c)  Articles of Amendment thereto - filed herewith.

         (d)  Articles of Amendment thereto - filed herewith.

         (e)  Articles Supplementary to the Articles of
              Incorporation - filed herewith.

    (2) By-Laws of the Registrant as amended July 17, 1989 - filed herewith.

    (3)  Not applicable.

    (4)  See Exhibits 1 and 2.

    (5) (a) Management Agreement between the Registrant and Alliance Capital Management L.P. - (incorporated by reference to Exhibit 5(a) to Registration Statement on Form N-1A (filed April 29, 1994 - File No. 2-10768)).

    (6)  (a)  Distribution Services Agreement between the
              Registrant and Alliance Fund Distributors, Inc. - filed herewith.

         (b) Amendment to Distribution Services Agreement between the Registrant and Alliance Fund
              Distributors, Inc. - filed herewith.

         (c)  Selected Dealer Agreement between Alliance Fund
              Distributors, Inc. and selected dealers offering shares of Registrant - filed herewith.

         (d)  Selected Agent Agreement between Alliance Fund
              Distributors, Inc. and selected agents making available shares of Registrant - filed herewith.

    (7)  Not applicable.

    (8) Custodian Contract between the Registrant and State Street Bank and Trust Company - (incorporated by reference to Exhibit 8 to Registration Statement on Form N-1A (filed March 2, 1993 - File No. 2-10768)).
         Amendments to the Custodian Contract dated May 23, 1989 and April 17, 1990 - (incorporated by reference to

         Exhibit 8 to Registration Statement on Form N-1A (filed
         April 30, 1990 - File No. 2-10768)).

    (9)  Transfer Agency Agreement between the Registrant and
         Alliance Fund Services, Inc. - (incorporated by reference to Exhibit 9 to Registration Statement on Form
         N-1A (filed May 1, 1989 - File No. 2-10768)).

    (10) Not applicable.

    (11) Consent of Independent Accountants - Filed herewith.

    (12) Not applicable.

    (13) Not applicable.

    (14) Not applicable.

    (15) Rule 12b-1 Plan - See Exhibit 6(a) hereto.

    (16) Schedule for computation of each performance quotation -
         (incorporated by reference to Exhibit 16 to Registration
         Statement on Form N-1A (filed April 29, 1988 - File No.
         2-10768)).

    (17) Financial Data Schedule - Incorporated by reference to the (i) Financial Data Schedule contained in the Registrant's most recent Semi-Annual Report on Form N-SAR with respect to a fiscal year ended and
         (ii) Financial Data Schedule contained in any more recent such report of the Registrant with respect to a six-month period ended.

    (18) Amended and Restated Rule 18f-3 Plan - (incorporated by reference to Exhibit 18 to Registration Statement on Form N-1A (filed October 1, 1996 - File No. 2-10768)).

Other Exhibits:

Powers of Attorney for:  Ruth Block, John D. Carifa, David H.
         Dievler, John H. Dobkin, William H. Foulk, Jr., James M. Hester, Clifford L. Michel and Donald J. Robinson - (incorporated by reference to Registration Statement on Form N-1A (filed October 1, 1996 - File No. 2-10768)).

ITEM 25. Persons Controlled by or under Common Control with
         Registrant.

         None.

ITEM 26. Number of Holders of Securities.

         Title of Class                Number of Record Holders
                                        As of October 3, 1997

         Capital Stock $.01 par value
         Class A                             39,423
         Class B                              5,275
         Class C                              1,216
         Advisor Class                           64

ITEM 27. Indemnification

         Reference is made to the response to Item 27 of Part C of the Post-Effective Amendments No. 92 and 96 to Registrant's Registration Statement on Form N-1A dated April 30, 1986 and April 29, 1988, respectively, which is on file with the Commission (see File No. 2-10768) and is incorporated by reference.

ITEM 28. Business and Other Connections of Investment Adviser.

              The descriptions of Alliance Capital Management
         L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional
         Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

              The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 29. Principal Underwriters

    (a) Alliance Fund Distributors, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund Distributors, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

         ACM Institutional Reserves, Inc.
         AFD Exchange Reserves
         Alliance All-Asia Investment Fund, Inc.
         Alliance Balanced Shares, Inc.
         Alliance Bond Fund, Inc.
         Alliance Capital Reserves
         Alliance Developing Markets Fund, Inc.
         Alliance Global Dollar Government Fund, Inc.

         Alliance Global Environment Fund, Inc.
         Alliance Global Small Cap Fund, Inc.
         Alliance Global Strategic Income Trust, Inc.
         Alliance Government Reserves
         Alliance Greater China '97 Fund, Inc.
         Alliance Growth and Income Fund, Inc.
         Alliance High Yield Fund, Inc.
         Alliance Income Builder Fund, Inc.
         Alliance International Fund
         Alliance Limited Maturity Government Fund, Inc.
         Alliance Money Market Fund
         Alliance Mortgage Securities Income Fund, Inc.
         Alliance Multi-Market Strategy Trust, Inc.
         Alliance Municipal Income Fund, Inc.
         Alliance Municipal Income Fund II
         Alliance Municipal Trust
         Alliance New Europe Fund, Inc.
         Alliance North American Government Income
              Trust, Inc.
         Alliance Premier Growth Fund, Inc.
         Alliance Quasar Fund, Inc.
         Alliance Real Estate Investment Fund, Inc.
         Alliance/Regent Sector Opportunity Fund, Inc.
         Alliance Short-Term Multi-Market Trust, Inc.
         Alliance Technology Fund, Inc.
         Alliance Utility Income Fund, Inc.
         Alliance Variable Products Series Fund, Inc.
         Alliance World Income Trust, Inc.
         Alliance Worldwide Privatization Fund, Inc.
         Fiduciary Management Associates
         The Alliance Fund, Inc.
         The Alliance Portfolios

    (b)  The following are the Directors and Officers of Alliance
         Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New
         York, 10105.


                         POSITIONS AND            POSITIONS AND
                         OFFICES WITH             OFFICES WITH
NAME                     UNDERWRITER              REGISTRANT

Michael J. Laughlin      Chairman

Robert L. Errico         President

Edmund P. Bergan, Jr.    Senior Vice President,   Secretary
                           General Counsel
                           and Secretary

James S. Comforti        Senior Vice President

James L. Cronin          Senior Vice President

Daniel J. Dart           Senior Vice President

Richard A. Davies        Senior Vice President,
                           Managing Director

Byron M. Davis           Senior Vice President

Anne S. Drennan          Senior Vice President
                          & Treasurer

Mark J. Dunbar           Senior Vice President

Bradley F. Hanson        Senior Vice President

Geoffrey L. Hyde         Senior Vice President

Robert H. Joseph, Jr.    Senior Vice President
                           and Chief Financial Officer

Richard E. Khaleel       Senior Vice President

Stephen R. Laut          Senior Vice President

Daniel D. McGinley       Senior Vice President

Ryne A. Nishimi          Senior Vice President

Antonios G. Poleondakis  Senior Vice President

Robert E. Powers         Senior Vice President

Richard K. Sacculo       Senior Vice President

Gregory K. Shannahan     Senior Vice President

Joseph F. Sumanski       Senior Vice President

Peter J. Szabo           Senior Vice President

Nicholas K. Willett      Senior Vice President

Richard A. Winge         Senior Vice President

Jamie A. Atkinson        Vice President

Benji A. Baer            Vice President

Kenneth F. Barkoff       Vice President

Casimir F. Bolanowski    Vice President

Timothy W. Call          Vice President

Kevin T. Cannon          Vice President

John R. Carl             Vice President

William W. Collins, Jr.  Vice President

Leo H. Cook              Vice President

Richard W. Dabney        Vice President

John F. Dolan            Vice President

Sohaila S. Farsheed      Vice President

William C. Fisher        Vice President


Gerard J. Friscia        Vice President &
                           Controller

Andrew L. Gangolf        Vice President and       Assistant
                           Assistant General      Secretary
                           Counsel

Mark D. Gersten          Vice President           Treasurer and
                                                  Chief Financial
                                                  Officer

Joseph W. Gibson         Vice President

Charles M. Greenberg     Vice President

Alan Halfenger           Vice President

William B. Hanigan       Vice President

Daniel M. Hazard         Vice President

George R. Hrabovsky      Vice President

Valerie J. Hugo          Vice President

Scott Hutton             Vice President

Thomas K. Intoccia       Vice President

Larry P. Johns           Vice President

Richard D. Keppler       Vice President

Gwenn M. Kessler         Vice President

Donna M. Lamback         Vice President

James M. Liptrot         Vice President

James P. Luisi           Vice President

Christopher J. MacDonald Vice President

Michael F. Mahoney       Vice President

Lori E. Master           Vice President

Shawn P. McClain         Vice President

Maura A. McGrath         Vice President

Matthew P. Mintzer       Vice President

Thomas F. Monnerat       Vice President

Joanna D. Murray         Vice President

Jeanette M. Nardella     Vice President

Nicole Nolan-Koester     Vice President

John C. O'Connell        Vice President

John J. O'Connor         Vice President

Robert T. Pigozzi        Vice President

James J. Posch           Vice President

Domenick Pugliese        Vice President and       Assistant
                            Assistant General     Secretary
                            Counsel

Bruce W. Reitz           Vice President

Dennis A. Sanford        Vice President

Karen C. Satterberg      Vice President

Robert C. Schultz        Vice President

Raymond S. Sclafani      Vice President

Richard J. Sidell        Vice President

Andrew D. Strauss        Vice President

Michael J. Tobin         Vice President

Joseph T. Tocyloski      Vice President

Martha D. Volcker        Vice President

Patrick E. Walsh         Vice President

William C. White         Vice President

Emilie D. Wrapp          Vice President and       Assistant
                           Special Counsel        Secretary

Charles M. Barrett       Assistant Vice President

Robert F. Brendli        Assistant Vice President

Maria L. Carreras        Assistant Vice President

John P. Chase            Assistant Vice President

Russell R. Corby         Assistant Vice President

John W. Cronin           Assistant Vice President

Ralph A. DiMeglio        Assistant Vice President

Faith C. Dunn            Assistant Vice President

John C. Endahl           Assistant Vice President

John E. English          Assistant Vice President

Duff C. Ferguson         Assistant Vice President

John Grambone            Assistant Vice President

Brian S. Hanigan         Assistant Vice President

James J. Hill            Assistant Vice President

Edward W. Kelly          Assistant Vice President

Michael Laino            Assistant Vice President

Nicholas J. Lapi         Assistant Vice President

Patrick Look             Assistant Vice President &
                           Assistant Treasurer

Richard F. Meier         Assistant Vice President

Catherine N. Peterson    Assistant Vice President

Carol H. Rappa           Assistant Vice President

Clara Sierra             Assistant Vice President

Vincent T. Strangio      Assistant Vice President

Wesley S. Williams       Assistant Vice President

Christopher J. Zingaro   Assistant Vice President

Mark R. Manley           Assistant Secretary

    (c)  Not applicable.

ITEM 30.  Location of Accounts and Records.

    The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 3l. Management Services.

    Not applicable.

ITEM 32. Undertakings.

    The Registrant undertakes to furnish each person whom the prospectus is delivered with a copy of the Registrant's latest report to Shareholders, upon request and without charge.

    The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any

    Director of the Fund in accordance with Section 16 of the Investment Company Act of 1940.

                           SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 30th day of October, 1997.

                                       THE ALLIANCE FUND, INC.


                                       By: /s/John D. Carifa
                                       _______________________
                                         John D. Carifa
                                         Chairman and President

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                    Title                 Date

(1) Principal Executive
    Officer

    /s/John D. Carifa                         October 30, 1997
    John D. Carifa           Chairman
                              and President

(2) Principal Financial and
    Accounting Officer

    /s/Mark D. Gersten                        October 30, 1997
    Mark D. Gersten          Treasurer

(3) All of the Directors

    Ruth Block
    John D. Carifa
    David H. Dievler
    John H. Dobkin
    William H. Foulk, Jr.
    James M. Hester
    Clifford L. Michel
    Donald J. Robinson

    by/s/Edmund P. Bergan, Jr.                October 30, 1997
     (Attorney-in-fact)
     Edmund P. Bergan, Jr.

                        Index to Exhibits


    (1)  (a)  Articles of Restatement of the Articles of
              Incorporation of the Registrant
         (b)  Articles of Amendment thereto
         (c)  Articles of Amendment thereto
         (d)  Articles of Amendment thereto
         (e)  Articles Supplementary to the Articles of
              Incorporation

    (2)  By-Laws of the Registrant as amended July 17, 1989

    (6)  (a)  Distribution Services Agreement between the
              Registrant and Alliance Fund Distributors, Inc.

         (b) Amendment to Distribution Services Agreement between the Registrant and Alliance Fund
              Distributors, Inc.

         (c)  Selected Dealer Agreement between Alliance Fund
              Distributors, Inc. and selected dealers offering shares of Registrant

         (d)  Selected Agent Agreement between Alliance Fund
              Distributors, Inc. and selected agents making available shares of Registrant

         (11) Consent of Independent Accountants
























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